                                                                    EXHIBIT 10.2

             FIRST AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO
       U.S. SUBSIDIARIES GUARANTY; FIRST AMENDMENT TO FOREIGN SUBSIDIARIES GUARANTY; FIRST AMENDMENT TO INTERCOMPANY SUBORDINATION AGREEMENT;
                  AND FIRST AMENDMENT TO CAPITAL CALL AGREEMENT


                  FIRST AMENDMENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO U.S. SUBSIDIARIES GUARANTY; FIRST AMENDMENT TO FOREIGN SUBSIDIARIES GUARANTY; FIRST AMENDMENT TO INTERCOMPANY SUBORDINATION AGREEMENT; AND FIRST AMENDMENT TO CAPITAL CALL AGREEMENT (collectively, this "Amendment"), dated as of May 29, 2003, among DHM HOLDING COMPANY, INC., a Delaware corporation ("Holdings"), DOLE FOOD COMPANY, INC., a Delaware corporation (the "U.S. Borrower"), SOLVEST LTD., a corporation organized under the laws of Bermuda (the "Bermuda Borrower" and, together with the U.S. Borrower, the "Borrowers"), certain Subsidiaries of Holdings party to the U.S. Subsidiaries Guaranty, the Foreign Subsidiaries Guaranty and the Intercompany Subordination Agreement, David H. Murdock, individually (in such capacity, "DHM"), and as trustee for the Murdock Trust referred to in the Capital Call Agreement (in such capacity, the "Murdock Trustee"), the Lenders from time to time party to the Credit Agreement, DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent"), THE BANK OF NOVA SCOTIA and BANC OF AMERICA SECURITIES LLC, as Co-Syndication Agents (in such capacity, each, a "Co-Syndication Agent" and, collectively, the "Co-Syndication Agents"), FLEET NATIONAL BANK and SOCIETE GENERALE, as Co-Documentation Agents (in such capacity, each, a "Co-Documentation Agent" and, collectively, the "Co-Documentation Agents") and DEUTSCHE BANK SECURITIES INC., THE BANK OF NOVA SCOTIA AND BANC OF AMERICA SECURITIES LLC, as Joint Lead Arrangers and Book Runners (in such capacity, each a "Joint Lead Arranger" and, collectively, the "Joint Lead Arrangers"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                                   WITNESSETH:

                  WHEREAS, Holdings, the Borrowers, the Lenders, the Agents and the Joint Lead Arrangers are parties to a Credit Agreement, dated as of March 28, 2003 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, Holdings, the Borrowers, various Domestic Subsidiaries of Holdings and the Administrative Agent are parties to a U.S. Subsidiaries Guaranty, dated as of March 28, 2003 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the "U.S. Subsidiaries Guaranty");

                  WHEREAS, Holdings, the Borrowers, various Foreign Subsidiaries of Holdings and the Administrative Agent are parties to a Foreign Subsidiaries Guaranty, dated as of March 28, 2003 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the "Foreign Subsidiaries Guaranty");

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                  WHEREAS, Holdings, the Borrowers, various Subsidiaries of
Holdings and the Collateral Agent are parties to an Intercompany Subordination Agreement, dated as of March 28, 2003 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the "Intercompany Subordination Agreement");

                  WHEREAS, DHM, the Murdock Trustee, Holdings and the Administrative Agent are parties to a Capital Call Agreement, dated as of March 28, 2003 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the "Capital Call Agreement"); and

                  WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement, the U.S. Subsidiaries Guaranty, the Foreign Subsidiaries Guaranty, the Intercompany Subordination Agreement and the Capital Call Agreement, and to enter into certain agreements relating to the Credit Agreement, in each case as herein provided;

                  NOW, THEREFORE, it is agreed:


I. Amendments and Agreements Relating to Credit Agreement.

                  1. Section 1.01(c) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.01(c) in lieu thereof:

                  "(c) Multicurrency Facility Revolving Loans. Subject to and upon the terms and conditions set forth herein, each Multicurrency Facility RL Lender severally agrees to make, at any time and from time to time on or after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, (I) a revolving loan or revolving loans to the U.S. Borrower (each, a "U.S. Borrower Multicurrency Facility Revolving Loan" and, collectively, the "U.S. Borrower Multicurrency Facility Revolving Loans") and (II) a revolving loan or revolving loans to the Bermuda Borrower (each, a "Bermuda Borrower Multicurrency Facility Revolving Loan" and, collectively, the "Bermuda Borrower Multicurrency Facility Revolving Loans" and with the revolving loans made to the U.S. Borrower or the Bermuda Borrower pursuant to this
         Section 1.01(c) being each called a "Multicurrency Facility Revolving Loan"), which Multicurrency Facility Revolving Loans:

                           (i) shall (subject to Section 1.14) be made and
                  maintained in the respective Available Currency elected by the U.S. Borrower or the Bermuda Borrower, as the case may be;

                           (ii) except as hereafter provided, shall, at the
                  option of the U.S. Borrower or the Bermuda Borrower, be incurred and maintained as, and/or converted into, one or more Borrowings of Base Rate Loans, Eurodollar Loans or Euro Denominated Revolving Loans, provided that (A) except as otherwise specifically provided in Section 1.10(b), all Multicurrency Facility Revolving Loans made as part of the same Borrowing shall at all times consist of Multicurrency Facility Revolving Loans of the same Type, and (B) unless the Administrative Agent has determined that the Syndication Date has occurred (at

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                  which time this clause (B) shall no longer be applicable), (1)
                  no more than three Borrowings of Multicurrency Facility Revolving Loans to be maintained as Eurodollar Loans may be incurred prior to the 90th day after the Initial Borrowing
                  Date (or, if later, the last day of the Interest Period applicable to the third Borrowing of Eurodollar Loans referred to below), each of which Borrowings of Eurodollar Loans may only have an Interest Period of one month, and the first of which Borrowings may only be made on the same date as the initial Borrowing of Tranche A Term Loans that are maintained as Eurodollar Loans, the second of which Borrowings may only be made on the last day of the Interest Period of the first such Borrowing and the third of which Borrowings may only be made on the last day of the Interest Period of the second such Borrowing and (2) all Borrowings of Euro Denominated Revolving Loans shall have Interest Periods of one week;

                           (iii) may be repaid and reborrowed in accordance with
                  the provisions hereof;

                           (iv) shall not be made (and shall not be required to
                  be made) by any Multicurrency Facility RL Lender in any instance where the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the Individual Multicurrency Facility RL Exposure of such Multicurrency Facility RL Lender to exceed the amount of its Multicurrency Facility Revolving Loan Commitment at such time;

                           (v) shall not be made (and shall not be required to
                  be made) by any Multicurrency Facility RL Lender if the making of same would cause the Aggregate Multicurrency Facility RL Exposure (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) to exceed the Total Multicurrency Facility Revolving Loan Commitment as then in effect; and

                           (vi) in the case of any Borrowing of U.S. Borrower
                  Multicurrency Facility Revolving Loans, shall not be made (and shall not be required to be made) by any Multicurrency Facility RL Lender if the making of same would cause the Aggregate U.S. Borrower Multicurrency Facility RL Exposure (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) to exceed $50,000,000;

         provided, that each Multicurrency Facility Revolving Loan made to the Bermuda Borrower prior to the First Amendment Effective Date, and outstanding on the First Amendment Effective Date, shall be deemed to be a Bermuda Borrower Multicurrency Facility Revolving Loan for all purposes of this Agreement and the other Credit Documents following the First Amendment Effective Date. The Bermuda Borrower shall have no liability with respect to any U.S. Borrower Multicurrency Facility Revolving

         Loans which may be extended to, and which shall constitute obligations of, the U.S. Borrower.".

                  2. Section 1.01(e) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.01(e) in lieu thereof:

                  "(e) Multicurrency Facility Swingline Loans. Subject to and upon the terms and conditions set forth herein, the Swingline Lender agrees to make, at any time and from time to time on or after the Initial Borrowing Date and prior to the Swingline Expiry Date, (I) a revolving loan or revolving loans to the U.S. Borrower (each, a "U.S. Borrower Multicurrency Facility Swingline Loan" and, collectively, the "U.S. Borrower Multicurrency Facility Swingline Loans") and (II) a revolving loan or revolving loans to the Bermuda Borrower (each, a "Bermuda Borrower Multicurrency Facility Swingline Loan" and, collectively, the "Bermuda Borrower Multicurrency Facility Swingline Loans" and with the revolving loans made to the U.S. Borrower or the Bermuda Borrower pursuant to this Section 1.01(e) being each called a "Multicurrency Facility Swingline Loan"), which Multicurrency Facility Swingline Loans:

                           (i) shall (subject to Section 1.14) be made and
                  maintained in the respective Available Currency elected by the U.S. Borrower or the Bermuda Borrower, as the case may be;

                           (ii) shall be made and maintained as Base Rate Loans
                  or Euro Denominated Swingline Loans;

                           (iii) may be repaid and reborrowed in accordance with
                  the provisions hereof;

                           (iv) shall not be made (and shall not be required to
                  be made) if the making of same would cause the Aggregate Multicurrency Facility RL Exposure (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) to exceed the Total Multicurrency Facility Revolving Loan Commitment at such time;

                           (v) shall not exceed in aggregate principal amount at
                  any time outstanding (taking the Dollar Equivalents of all amounts in Euros), when added to the aggregate principal amount of Dollar Facility Swingline Loans then outstanding, the Maximum Swingline Amount; and

                           (vi) in the case of any Borrowing of U.S. Borrower
                  Multicurrency Facility Swingline Loans, shall not be made (and shall not be required to be made) if the making of same would cause the Aggregate U.S. Borrower Dollar Facility RL Exposure (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) to exceed $50,000,000;

         provided, that each Multicurrency Facility Swingline Loan made to the Bermuda Borrower prior to the First Amendment Effective Date, and outstanding on the First Amendment Effective Date, shall be deemed to be a Bermuda Borrower Multicurrency Facility Swingline Loan for all purposes of this Agreement and the other Credit Documents following the First Amendment Effective Date. Notwithstanding anything to the contrary contained in this Section 1.01(e), (x) the Swingline Lender shall not be obligated to make any Multicurrency Facility Swingline Loans at a time when a Lender Default exists with respect to any Multicurrency Facility RL Lender unless the Swingline Lender has entered into arrangements satisfactory to it to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Defaulting Lenders' refunding obligations (through the requirement that Mandatory Multicurrency Facility RL Borrowings be made from time to time) in respect of such Multicurrency Facility Swingline Loans, including by cash collateralizing (in the relevant currency or currencies) such Defaulting Lender's or Defaulting Lenders' Multicurrency Facility RL Percentages of the outstanding Multicurrency Facility Swingline Loans and (y) the Swingline Lender shall not make any Multicurrency Facility Swingline Loan after it has received written notice from any Credit Agreement Party, the Required Lenders stating that a Default or an Event of Default exists and is continuing until such time as the Swingline Lender shall have received written notice (A) of rescission of all such notices from the party or parties originally delivering such notice or notices or (B) of the waiver of such Default or Event of Default by the Required Lenders. The Bermuda Borrower shall have no liability with respect to any U.S. Borrower Multicurrency Facility Swingline Loans which may be extended to, and shall constitute obligations of, the U.S. Borrower.".

                  3. Section 1.01(g) of the Credit Agreement is hereby amended by deleting the first sentence of said Section in its entirety and inserting the following new sentence in lieu thereof:

         "On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the Multicurrency Facility RL Lenders that the outstanding U.S. Borrower Multicurrency Facility Swingline Loans or Bermuda Borrower Multicurrency Facility Swingline Loans in a given Available Currency shall be funded with a Borrowing of U.S. Borrower Multicurrency Facility Revolving Loans or Bermuda Borrower Multicurrency Facility Revolving Loans, as the case may be, in such Available Currency (provided that (x) such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10 and (y) if a Sharing Event shall have occurred, all such Multicurrency Facility Swingline Loans shall be denominated in Dollars in accordance with the provisions of Section 1.14, and refunded through a Mandatory Multicurrency Facility RL Borrowing denominated in Dollars as provided below), in which case a Borrowing of U.S. Borrower Multicurrency Facility Revolving Loans or Bermuda Borrower Multicurrency Facility Revolving Loans, as the case may be, denominated in the respective Available Currency (subject to the provisions of clause (y) of the immediately preceding parenthetical sentence) (each such Borrowing, a "Mandatory Multicurrency Facility RL Borrowing") shall be made on the third succeeding Business Day by all Multicurrency Facility RL Lenders pro rata based on each such Multicurrency Facility RL Lender's Multicurrency Facility RL Percentage and the proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding Multicurrency Facility Swingline Loans. Each Multicurrency Facility RL Lender hereby irrevocably agrees to make U.S. Borrower Multicurrency Facility Revolving Loans (in the case of a refunding of U.S. Borrower Multicurrency Facility Swingline Loans) and Bermuda Borrower Multicurrency Facility Revolving Loans (in the case of a refunding of Bermuda Borrower Multicurrency Facility Swingline Loans) in the relevant Available Currency upon three Business Days' notice pursuant to each Mandatory Multicurrency Facility RL Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) that the amount of the Mandatory Multicurrency Facility RL Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Sections 6A and 6B are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Multicurrency Facility RL Borrowing, (v) the amount of the Total Multicurrency Facility Revolving Loan Commitment at such time and (vi) the amount of the Multicurrency Facility Revolving Loan Commitment of such Multicurrency Facility RL Lender at such time.".

                  4. Section 1.03(a) of the Credit Agreement is hereby amended by deleting clause (iii) of said Section in its entirety and inserting the following new clause (iii) in lieu thereof:

         "(iii) whether the respective Borrowing shall consist of Tranche A Term Loans, Tranche B Term Loans, U.S. Borrower Multicurrency Facility Revolving Loans, Bermuda Borrower Multicurrency Facility Revolving Loans, U.S. Borrower Dollar Facility Revolving Loans or Bermuda Borrower Dollar Facility Revolving Loans,".

                  5. Section 1.03(b) of the Credit Agreement is hereby amended by deleting clause (C) of said Section in its entirety and inserting the following new clause (C) in lieu thereof:

         "(C) whether the respective Swingline Loans shall constitute U.S. Borrower Multicurrency Facility Swingline Loans, Bermuda Borrower Multicurrency Facility Swingline Loans, U.S. Borrower Dollar Facility Swingline Loans or Bermuda Borrower Dollar Facility Swingline Loans.".

                  6. Section 1.05(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.05(a) in lieu thereof:

         "(a) Subject to the provisions of Section 1.05(m), the Bermuda Borrower's (in the case of Tranche B Term Loans, Bermuda Borrower Multicurrency Facility Revolving Loans, Bermuda Borrower Multicurrency Facility Swingline Loans, Bermuda Borrower Dollar Facility Revolving Loans and Bermuda Borrower Dollar Facility Swingline Loans) and the U.S. Borrower's (in the case of Tranche A Term Loans, U.S. Borrower Multicurrency Facility Revolving Loans, U.S. Borrower Multicurrency Facility Swingline Loans, U.S. Borrower Dollar Facility Revolving Loans and U.S. Borrower Dollar Facility Swingline

         Loans) obligation to pay the principal of, and interest on, the Loans made by each Lender shall be evidenced (i) if Tranche A Term Loans, by a promissory note duly executed and delivered by the U.S. Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Tranche A Term Note" and, collectively, the "Tranche A Term Notes"), (ii) if Tranche B Term Loans, by a promissory note duly executed and delivered by the Bermuda Borrower substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "Tranche B Term Note" and, collectively, the "Tranche B Term Notes"), (iii) if U.S. Borrower Multicurrency Facility Revolving Loans, by a promissory note duly executed and delivered by the U.S. Borrower substantially in the form of Exhibit B-3A, with blanks appropriately completed in conformity herewith (each, a "U.S. Borrower Multicurrency Facility Revolving Note" and, collectively, the "U.S. Borrower Multicurrency Facility Revolving Notes"), (iv) if Bermuda Borrower Multicurrency Facility Revolving Loans, by a promissory note duly executed and delivered by the Bermuda Borrower substantially in the form of Exhibit B-3B, with blanks appropriately completed in conformity herewith (each, a "Bermuda Borrower Multicurrency Facility Revolving Note" and, collectively, the "Bermuda Borrower Multicurrency Facility Revolving Notes"), (v) if U.S. Borrower Dollar Facility Revolving Loans, by a promissory note duly executed and delivered by the U.S. Borrower substantially in the form of Exhibit B-4, with blanks appropriately completed in conformity herewith (each, a "U.S. Borrower Dollar Facility Revolving Note" and, collectively, the "U.S. Borrower Dollar Facility Revolving Notes"),
         (vi) if Bermuda Borrower Dollar Facility Revolving Loans, by a promissory note duly executed and delivered by the Bermuda Borrower substantially in the form of Exhibit B-5, with blanks appropriately completed in conformity herewith (each, a "Bermuda Borrower Dollar Facility Revolving Note" and, collectively, the "Bermuda Borrower Dollar Facility Revolving Notes"), (vii) if U.S. Borrower Multicurrency Facility Swingline Loans, by a promissory note duly executed and delivered by the U.S. Borrower substantially in the form of Exhibit B-6A, with blanks appropriately completed in conformity herewith (the "U.S. Borrower Multicurrency Facility Swingline Note"), (viii) if Bermuda Borrower Multicurrency Facility Swingline Loans, by a promissory note duly executed and delivered by the Bermuda Borrower substantially in the form of Exhibit B-6B, with blanks appropriately completed in conformity herewith (the "Bermuda Borrower Multicurrency Facility Swingline Note"), (ix) if U.S. Borrower Dollar Facility Swingline Loans, by a promissory note duly executed and delivered by the U.S. Borrower substantially in the form of Exhibit B-7, with blanks appropriately completed in conformity herewith (the "U.S. Borrower Dollar Facility Swingline Note"), and (x) if Bermuda Borrower Dollar Facility Swingline Loans, by a promissory note duly executed and delivered by the Bermuda Borrower substantially in the form of Exhibit B-8, with blanks appropriately completed in conformity herewith (the "Bermuda Borrower Dollar Facility Swingline Note").".

                  7. Section 1.05(d) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.05(d) in lieu thereof:

                  "(d) The U.S. Borrower Multicurrency Facility Revolving Note issued to each Multicurrency Facility RL Lender shall (i) be executed by the U.S. Borrower, (ii) be payable to the order of such Multicurrency Facility RL Lender (or an affiliate designated by such Multicurrency Facility RL Lender) or its registered assigns and be dated the First Amendment Effective Date (or, if issued thereafter, the date of issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the Multicurrency Facility Revolving Loan Commitment of such Multicurrency Facility RL Lender on the date of issuance thereof (or, if issued after the termination of such Multicurrency Facility Revolving Loan Commitment, in an amount equal to the Individual U.S. Borrower Multicurrency Facility RL Exposure of the respective Multicurrency Facility RL Lender), provided that if, because of fluctuations in exchange rates after the date of issuance thereof, the U.S. Borrower Multicurrency Facility Revolving Note of any Multicurrency Facility RL Lender would not be at least as great as the outstanding principal amount (taking the Dollar Equivalent of all Euro Denominated Loans evidenced thereby) of the U.S. Borrower Multicurrency Facility Revolving Loans made by such Multicurrency Facility RL Lender at any time outstanding, the respective Multicurrency Facility RL Lender may request (and in such case the U.S. Borrower shall promptly execute and deliver) a new U.S. Borrower Multicurrency Facility Revolving Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all Euro Denominated Loans evidenced thereby) of the U.S. Borrower Multicurrency Facility Revolving Loans of such Multicurrency Facility RL Lender outstanding on the date of the issuance of such new U.S. Borrower Multicurrency Facility Revolving Note, (iv) with respect to each U.S. Borrower Multicurrency Facility Revolving Loan evidenced thereby, be payable in the respective Available Currency in which such U.S. Borrower Multicurrency Facility Revolving Loan was made, provided that the obligations with respect to each Euro Denominated Loan evidenced thereby shall be subject to conversion into Dollar Denominated Loans as provided in (and in the circumstances contemplated by) Section 1.14, (v) mature on the Revolving Loan Maturity Date, (vi) bear interest as provided in the appropriate clauses of Section 1.08 in respect of the U.S. Borrower Multicurrency Facility Revolving Loans evidenced thereby from time to time, (vii) be subject to voluntary prepayment as provided in Section
         4.01 and mandatory repayment as provided in Section 4.02 and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.".

                  8. Section 1.05(k) of the Credit Agreement is hereby amended by deleting the text "preceding clause (j)" appearing in the third sentence of said Section and inserting the text "preceding clause (l)" in lieu thereof.

                  9. Section 1.05 of the Credit Agreement is hereby further amended by (i) deleting sub-section (g) of said Section in its entirety, (ii) redesignating sub-sections (e), (f), (h), (i), (j) and (k) as sub-sections (f),
(g), (j), (k), (l) and (m), respectively and (iii) inserting the following new sub-sections (e), (h) and (i), in alphabetical order, in said Section:

                  "(e) The Bermuda Borrower Multicurrency Facility Revolving
         Note issued to each Multicurrency Facility RL Lender shall (i) be executed by the Bermuda Borrower, (ii) be payable to the order of such Multicurrency Facility RL Lender (or an affiliate designated by such Multicurrency Facility RL Lender) or its registered assigns and be dated the Initial Borrowing Date (or, if issued thereafter, the date of issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the Multicurrency Facility Revolving Loan Commitment of such Multicurrency Facility RL Lender on the date of issuance thereof (or, if issued after the termination of such Multicurrency Facility Revolving Loan Commitment, in an amount equal to the Individual Bermuda Borrower Multicurrency Facility RL Exposure of the respective Multicurrency Facility RL Lender), provided that if, because of fluctuations in exchange rates after the date of issuance thereof, the Bermuda Borrower Multicurrency Facility Revolving Note of any Multicurrency Facility RL Lender would not be at least as great as the outstanding principal amount (taking the Dollar Equivalent of all Euro Denominated Loans evidenced thereby) of the Bermuda Borrower Multicurrency Facility Revolving Loans made by such Multicurrency Facility RL Lender at any time outstanding, the respective Multicurrency Facility RL Lender may request (and in such case the Bermuda Borrower shall promptly execute and deliver) a new Bermuda Borrower Multicurrency Facility Revolving Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all Euro Denominated Loans evidenced thereby) of the Bermuda Borrower Multicurrency Facility Revolving Loans of such Multicurrency Facility RL Lender outstanding on the date of the issuance of such new Bermuda Borrower Multicurrency Facility Revolving Note, (iv) with respect to each Bermuda Borrower Multicurrency Facility Revolving Loan evidenced thereby, be payable in the respective Available Currency in which such Bermuda Borrower Multicurrency Facility Revolving Loan was made, provided that the obligations with respect to each Euro Denominated Loan evidenced thereby shall be subject to conversion into Dollar Denominated Loans as provided in (and in the circumstances contemplated by) Section 1.14, (v) mature on the Revolving Loan Maturity Date, (vi) bear interest as provided in the appropriate clauses of Section 1.08 in respect of the Bermuda Borrower Multicurrency Facility Revolving Loans evidenced thereby from time to time, (vii) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (viii) be entitled to the benefits of this Agreement and the other Credit Documents; provided that each "Multicurrency Facility Revolving Note" issued by the Bermuda Borrower prior to the First Amendment Effective Date shall be deemed to be a "Bermuda Borrower Multicurrency Facility Revolving Note" for all purposes of this Agreement and the other Credit Documents following the First Amendment Effective Date.";

                  "(h) The U.S. Borrower Multicurrency Facility Swingline Note issued to the Swingline Lender shall (i) be executed by the U.S. Borrower, (ii) be payable to the order of the Swingline Lender and be dated the First Amendment Effective Date (or, if issued thereafter, the date of the issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the Maximum Swingline Amount, provided that if, because of fluctuations in exchange rates after the date of issuance thereof, the U.S. Borrower Multicurrency Facility Swingline Note would not be at least as great as the outstanding principal amount (taking the Dollar Equivalent of all U.S. Borrower Multicurrency Facility Swingline Loans denominated in Euros) of U.S. Borrower Multicurrency Facility Swingline Loans at any time outstanding, the Swingline Lender may request that the U.S. Borrower (and in such case the U.S. Borrower shall) promptly execute and deliver a new U.S. Borrower Multicurrency Facility Swingline Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all U.S. Borrower Multicurrency Facility Swingline Loans outstanding in Euros) of U.S. Borrower Multicurrency Facility Swingline Loans outstanding, (iv) be payable with respect to each U.S. Borrower Multicurrency Facility Swingline Loan in the respective

         Available Currency in which such U.S. Borrower Multicurrency Facility Swingline Loan was made, provided that the obligations evidenced by the U.S. Borrower Multicurrency Facility Swingline Note with respect to U.S. Borrower Multicurrency Facility Swingline Loans incurred in Euros shall be subject to conversion into Dollar Denominated Loans as provided in (and in the circumstances contemplated by) Section 1.14,
         (v) mature on the Swingline Expiry Date, (vi) bear interest as provided in the appropriate clause of Section 1.08 in respect of the U.S. Borrower Multicurrency Facility Swingline Loans evidenced thereby from time to time, (vii) be subject to voluntary prepayment as provided in
         Section 4.01 and mandatory repayment as provided in Section 4.02 and
         (viii) be entitled to the benefits of this Agreement and the other Credit Documents."; and

                  "(i) The Bermuda Borrower Multicurrency Facility Swingline
         Note issued to the Swingline Lender shall (i) be executed by the Bermuda Borrower, (ii) be payable to the order of the Swingline Lender and be dated the Initial Borrowing Date (or, if issued thereafter, the date of the issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the Maximum Swingline Amount, provided that if, because of fluctuations in exchange rates after the date of issuance thereof, the Bermuda Borrower Multicurrency Facility Swingline Note would not be at least as great as the outstanding principal amount (taking the Dollar Equivalent of all Bermuda Borrower Multicurrency Facility Swingline Loans denominated in Euros) of Bermuda Borrower Multicurrency Facility Swingline Loans at any time outstanding, the Swingline Lender may request that the Bermuda Borrower (and in such case the Bermuda Borrower shall) promptly execute and deliver a new Bermuda Borrower Multicurrency Facility Swingline Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all Bermuda Borrower Multicurrency Facility Swingline Loans outstanding in Euros) of Bermuda Borrower Multicurrency Facility Swingline Loans outstanding, (iv) be payable with respect to each Bermuda Borrower Multicurrency Facility Swingline Loan in the respective Available Currency in which such Bermuda Borrower Multicurrency Facility Swingline Loan was made, provided that the obligations evidenced by the Bermuda Borrower Multicurrency Facility Swingline Note with respect to Bermuda Borrower Multicurrency Facility Swingline Loans incurred in Euros shall be subject to conversion into Dollar Denominated Loans as provided in (and in the circumstances contemplated by) Section 1.14, (v) mature on the Swingline Expiry Date,
         (vi) bear interest as provided in the appropriate clause of Section
         1.08 in respect of the Bermuda Borrower Multicurrency Facility Swingline Loans evidenced thereby from time to time, (vii) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (viii) be entitled to the benefits of this Agreement and the other Credit Documents; provided that the "Multicurrency Facility Swingline Note" issued by the Bermuda Borrower prior to the First Amendment Effective Date shall be deemed to be the "Bermuda Borrower Multicurrency Facility Swingline Note" for all purposes of this Agreement and the other Credit Documents following the First Amendment Effective Date.".

                  10. Section 1.07 of the Credit Agreement is hereby amended by deleting the text contained in the first parenthetical in said Section and inserting the following text in lieu thereof:

         "including U.S. Borrower Multicurrency Facility Revolving Loans, Bermuda Borrower Multicurrency Facility Revolving Loans and Mandatory Multicurrency Facility RL Borrowings".

                  11. Section 1.08(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.08(a) in lieu thereof:

         "(a) The U.S. Borrower hereby agrees to pay (in the case of Tranche A Term Loans, U.S. Borrower Multicurrency Facility Revolving Loans, U.S. Borrower Multicurrency Facility Swingline Loans and U.S. Borrower Dollar Facility Revolving Loans, in each case maintained as Base Rate Loans, and U.S. Borrower Dollar Facility Swingline Loans (including any Euro Denominated Loan made to the U.S. Borrower and converted into a Dollar Denominated Loan pursuant to Section 1.14)) and the Bermuda Borrower hereby agrees to pay (in the case of Tranche B Term Loans, Bermuda Borrower Multicurrency Facility Revolving Loans, Bermuda Borrower Multicurrency Facility Swingline Loans and Bermuda Borrower Dollar Facility Revolving Loans, in each case maintained as Base Rate Loans, and Bermuda Borrower Dollar Facility Swingline Loans (including any Euro Denominated Loan made to the Bermuda Borrower and converted into a Dollar Denominated Loan pursuant to Section 1.14)), interest in respect of the unpaid principal amount of each Base Rate Loan made to it from the date the proceeds thereof are made available to it (or, in the case of a conversion of any Euro Denominated Loan into a Dollar Denominated Loan pursuant to Section 1.14, from the date of the conversion of such Loan) until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to
         Section 1.06, at a rate per annum which shall be equal to the sum of the Base Rate in effect from time to time during the period such Base Rate Loan is outstanding plus the relevant Applicable Margin as in effect from time to time.".

                  12. Section 1.08(b) of the Credit Agreement is hereby amended by (i) inserting the text ", U.S. Borrower Multicurrency Facility Revolving Loans" immediately following the text "Tranche A Term Loans" appearing in the first parenthetical in said Section and (ii) inserting the text "Bermuda Borrower" immediately following the text "Tranche B Term Loans," appearing in the second parenthetical in said Section.

                  13. Section 1.08(c) of the Credit Agreement is hereby amended by deleting the text "The Bermuda Borrower" appearing in said Section and inserting the text "Each Borrower" in lieu thereof.

                  14. Section 1.08(d) of the Credit Agreement is hereby amended by deleting the text "The Bermuda Borrower" appearing in said Section and inserting the text "Each Borrower" in lieu thereof.

                  15. Section 1.09 of the Credit Agreement is hereby amended by
(i) deleting the text "(x) in the case of a Eurodollar Loan, a one, two, three or six-month period" appearing in said Section and inserting the text "(x) in the case of a Eurodollar Loan, a one, two, three or six-month period or, to the extent agreed to by all Lenders required to make Loans under the respective Tranche, a nine or twelve-month period" in lieu thereof, (ii) deleting the first instance of the text "the Bermuda Borrower" appearing in the penultimate sentence of said Section and inserting the text "the U.S. Borrower or the Bermuda Borrower, as applicable" in lieu thereof, (iii) deleting the second instance of the text "the Bermuda Borrower" appearing in the penultimate sentence of said Section and inserting the text "the relevant Borrower" in lieu thereof, (iv) deleting the text "the respective Borrower" appearing in the last sentence of said Section and inserting the text "the U.S. Borrower or the Bermuda Borrower, as applicable," in lieu thereof and (v) deleting the text "such Borrower" appearing in the last sentence of said Section and inserting the text "the relevant Borrower" in lieu thereof.

                  16. Section 1.10(a) of the Credit Agreement is hereby amended by deleting clause (z) of said Section in its entirety and inserting the following new clause (z) in lieu thereof:

         "(z) in the case of clause (iv) above, Euro Denominated Loans (exclusive of any such Euro Denominated Loans which have theretofore been funded) shall no longer be available until such time as the Administrative Agent notifies the respective Borrower or Borrowers and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or notice pursuant to Section 1.03(b)(i) given by the respective Borrower or Borrowers with respect to such Euro Denominated Loans which have not been incurred shall be deemed rescinded by such Borrower or Borrowers.".

                  17. Section 1.10(b) of the Credit Agreement is hereby amended by deleting the text "the Bermuda Borrower" appearing in clause (i) of the proviso of said Section and inserting the text "the U.S. Borrower or the Bermuda Borrower, as the case may be," in lieu thereof.

                  18. Section 1.10(d) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.10(d) in lieu thereof:

                  "(d) In the event that any Lender shall in good faith determine (which determination shall, absent manifest error, be final and conclusive and binding on all parties hereto) at any time that such Lender is required to maintain reserves (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) which have been established by any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body with jurisdiction over such Lender (including any branch, Affiliate or funding office thereof) in respect of any Euro Denominated Loans or any category of liabilities which includes deposits by reference to which the interest rate on any Euro Denominated Loan is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to non-United States residents, then, unless such reserves are included in the calculation of the interest rate applicable to such Euro Denominated Loans or in Section 1.10(a)(ii), such Lender shall promptly notify Holdings, the U.S. Borrower and/or the Bermuda Borrower in writing specifying the additional amounts required to indemnify such Lender against the cost of maintaining such reserves (such written notice to provide in reasonable detail a computation of such additional amounts) and the U.S. Borrower (in the case of U.S. Borrower Multicurrency Facility Revolving Loans and U.S. Borrower Multicurrency Facility Swingline Loans owing by it and, in each case, denominated in Euros) shall pay, and the Bermuda Borrower (in the case of Bermuda Borrower Multicurrency Facility Revolving Loans and Bermuda Borrower Multicurrency Facility Swingline Loans owing by it and, in each case, denominated in Euros) shall pay, to such Lender such specified amounts as additional interest at the time that the U.S. Borrower or the Bermuda Borrower is otherwise required to pay interest in respect of such Euro Denominated Loan or, if later, on written demand therefor by such Lender.".

                  19. Section 2A.01(a) of the Credit Agreement is hereby amended by deleting the text contained in the last five sentences of said Section and inserting the following text in lieu thereof:

         "All Multicurrency Facility Letters of Credit shall be denominated in Dollars or Euros and shall be issued for the account of the U.S. Borrower or the Bermuda Borrower. All Dollar Facility Letters of Credit shall be denominated in Dollars and shall be issued for the account of the U.S. Borrower or the Bermuda Borrower. Each Multicurrency Facility Letter of Credit shall constitute either a U.S. Borrower Multicurrency Facility Letter of Credit or a Bermuda Borrower Multicurrency Facility Letter of Credit. Each Dollar Facility Letter of Credit shall constitute either a U.S. Borrower Dollar Facility Letter of Credit or a Bermuda Borrower Dollar Facility Letter of Credit. The Bermuda Borrower shall have no liability with respect to any U.S. Borrower Multicurrency Facility Letter of Credit or any U.S. Borrower Dollar Facility Letter of Credit which may be issued to the U.S. Borrower.".

                  20. Section 2A.01(b) of the Credit Agreement is hereby amended by deleting the text "(viii)" appearing in clause (ii) of said Section and inserting the text "(ix)" in lieu thereof.

                  21. Section 2A.01(c) of the Credit Agreement is hereby amended by (i) redesignating clauses (vi), (vii), (viii) and (ix) of said Section as clauses (vii), (viii), (ix) and (x), respectively and (ii) inserting the following new clause (vi) immediately following clause (v) of said Section:

         "(vi) no U.S. Borrower Multicurrency Facility Letter of Credit shall be issued at any time when the Aggregate U.S. Borrower Multicurrency Facility RL Exposure exceeds (or would after giving effect to such issuance exceed) $50,000,000,".

                  22. Section 2A.01(d) of the Credit Agreement is hereby amended by deleting clause (x) of the second sentence of said Section and inserting the following new clause (x) in lieu thereof:

         "(x) if denominated in Euros, constitute a "Bermuda Borrower Multicurrency Facility Letter of Credit" for all purposes of this Agreement, issued, for purposes of Section 2A.04(a), on the Initial Borrowing Date and".

                  23. Section 2A.03(a) of the Credit Agreement is hereby amended by inserting the text "U.S. Borrower Multicurrency Facility Letter of Credit, a Bermuda Borrower" immediately following the text "the requested Letter of Credit shall constitute a" appearing in said Section.

                  24. Section 2A.05(a) of the Credit Agreement is hereby amended by (i) inserting the text "Multicurrency Facility Letters of Credit and U.S. Borrower" immediately following the text "in the case of U.S. Borrower" appearing in the first parenthetical in the first sentence of said Section and
(ii) inserting the text "Bermuda Borrower" immediately following the text "in the case of" appearing in the second parenthetical in the first sentence of said Section.

                  25. Section 2A.05(b) of the Credit Agreement is hereby amended by (i) inserting the text "Multicurrency Facility Letters of Credit and U.S. Borrower" immediately following the text "with respect to U.S. Borrower" appearing in the first parenthetical in the first sentence of said Section and
(ii) inserting the text "Bermuda Borrower" immediately following the text "with respect to" appearing in the second parenthetical in the first sentence of said Section.

                  26. Section 2B.01(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2B.01(a) in lieu thereof:

                  "(a) Subject to and upon the terms and conditions herein set forth, a Borrower may request a Bank Guaranty Issuer, at any time and from time to time on and after the Initial Borrowing Date and prior to the tenth Business Day preceding the Revolving Loan Maturity Date, to issue, for the account of the U.S. Borrower (in the case of requests made by it) or the account of the Bermuda Borrower (in the case of requests made by it) and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of B/G Supportable Indebtedness of the respective Account Party or any of its or their Wholly-Owned Subsidiaries, a bank guaranty in a form customarily used by such Bank Guaranty Issuer or in such other form as has been approved by such Bank Guaranty Issuer (each such bank guaranty, a "Bank Guaranty" and collectively, the "Bank Guaranties") in support of such B/G Supportable Indebtedness (it being understood and agreed that (i) the form of Bank Guaranties shall be subject to the respective Bank Guaranty Issuer's internal policies and procedures for the issuance of bank guaranties and to applicable local law restrictions and regulations and (ii) each Bank Guaranty Issuer may request the respective Account Party to accept such Bank Guaranty Issuer's general business conditions specifically applicable to its bank guaranty business prior to the issuance of any Bank Guaranty). Each Bank Guaranty shall constitute a utilization of the Multicurrency Facility Revolving Loan Commitments and shall, subject to the provisions of Section 1.14 if a Sharing Event occurs, be participated in (as more fully described in following Section 2B.04(a)) by the Multicurrency Facility RL Lenders in accordance with their respective Multicurrency Facility RL Percentages. All Bank Guaranties shall be denominated in Dollars or Euros and shall expressly provide the maximum amount that may be paid thereunder. Each Bank Guaranty shall constitute either a U.S. Borrower Bank Guaranty or a Bermuda Borrower Bank Guaranty. The Bermuda Borrower shall have no liability with respect to any U.S. Borrower Bank Guaranty which may be issued to the U.S. Borrower.".

                  27. Section 2B.01(b) of the Credit Agreement is hereby amended by (i) deleting the text "the Bermuda Borrower" appearing in the first paragraph of said Section and inserting the text "the U.S. Borrower or the Bermuda Borrower, as the case may be," in lieu thereof, (ii) deleting the text "(viii)" appearing in clause (ii) of said Section and inserting the text "(vii)" in lieu thereof and (iii) deleting the text "the Bermuda Borrower" appearing in clause
(iii) of said Section and inserting the text "respective Account Party" in lieu thereof.

                  28. Section 2B.01(c) of the Credit Agreement is hereby amended by deleting each instance of the text "the Bermuda Borrower" appearing in clauses (iii) and (iv) of said Section and inserting the text "the respective Account Party" in lieu thereof.

                  29. Section 2B.01(c) of the Credit Agreement is hereby further amended by (i) redesignating clauses (iii), (iv), (v) and (vi) of said Section as clauses (iv), (v), (vi) and (vii), respectively and (ii) inserting the following new clause (iii) immediately following clause (ii) of said Section:

         "(iii) no U.S. Borrower Bank Guaranty shall be issued at any time when the Aggregate U.S. Borrower Multicurrency Facility RL Exposure exceeds (or would after giving effect to such issuance exceed) $50,000,000,".

                  30. Section 2B.01(d) of the Credit Agreement is hereby amended by deleting the text "shall constitute a "Bank Guaranty" for all purposes" appearing in said Section and inserting the text "shall constitute a "Bermuda Borrower Bank Guaranty" for all purposes" in lieu thereof.

                  31. Section 2B.03(a) of the Credit Agreement is hereby amended by (i) deleting the text "Whenever the Bermuda Borrower desires" appearing in the first sentence of said Section and inserting the text "Whenever an Account Party desires" in lieu thereof, (ii) deleting the text "the Bermuda Borrower shall give" appearing in the first sentence of said Section and inserting the text "such Account Party shall give" in lieu thereof and (iii) inserting the text "whether the requested Bank Guaranty shall constitute a U.S. Borrower Bank Guaranty or a Bermuda Borrower Bank Guaranty and" immediately after the text "including without limitation" appearing in said Section.

                  32. Section 2B.03(b) of the Credit Agreement is hereby amended deleting each instance of the text "the Bermuda Borrower" appearing in said Section and inserting the text "the U.S. Borrower or the Bermuda Borrower, as the case may be," in lieu thereof.

                  33. Section 2B.04(a) of the Credit Agreement is hereby amended by deleting the text "the Bermuda Borrower" appearing in the first sentence of said Section and inserting the text "the respective Account Party" in lieu thereof.

                  34. Section 2B.04(b) of the Credit Agreement is hereby amended by deleting the text "the Bermuda Borrower" appearing in said Section and inserting the text "the respective Account Party" in lieu thereof.

                  35. Section 2B.04(c) of the Credit Agreement is hereby amended by deleting each instance of the text "the Bermuda Borrower" appearing said Section and inserting the text "the respective Account Party" in lieu thereof.

                  36. Section 2B.04(e) of the Credit Agreement is hereby amended by deleting the text "the Bermuda Borrower" appearing in said Section and inserting the text "the respective Account Party" in lieu thereof.

                  37. Section 2B.05(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2B.05(a) in lieu thereof:

                  "(a) The U.S. Borrower hereby agrees (in the case of U.S. Borrower Bank Guaranties) and the Bermuda Borrower hereby agrees (in the case of Bermuda Borrower Bank Guaranties) to reimburse the respective Bank Guaranty Issuer, by making payment in Dollars (in the case of all Dollar Denominated Bank Guaranties or, after a Sharing Event, all Bank Guaranties) or Euros (in the case of Euro Denominated Bank Guaranties at any time prior to a Sharing Event) to the Administrative Agent in immediately available funds at the Payment Office (or by making the payment directly to such Bank Guaranty Issuer at such location as may otherwise have been agreed upon by the respective Account Party and such Bank Guaranty Issuer), for any payment or disbursement (in the case of any such payment or disbursement under any Euro Denominated Bank Guaranty which is unpaid on the date of the occurrence of a Sharing Event, or which payments or disbursements are made thereafter, taking the Dollar Equivalent of the amount of the respective payment or disbursement made in Euros as such Dollar Equivalent is determined on the first date upon which the respective Sharing Event occurs or, if later, the date upon which the respective payment or disbursement is made) made by such Bank Guaranty Issuer under any Bank Guaranty issued by it (each such amount so paid until reimbursed, an "Unreimbursed Payment"), not later than the third Business Day after the Administrative Agent or the Bank Guaranty Issuer notifies the respective Account Party of such payment or disbursement, with interest on the amount so paid or disbursed by such Bank Guaranty Issuer, to the extent not reimbursed prior to 1:00 P.M. (New York time), on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Bank Guaranty Issuer is reimbursed by the respective Account Party therefor at a rate per annum which shall be (x) in the case of Euro Denominated Bank Guaranties for periods occurring prior to the occurrence of a Sharing Event, the Overnight Euro Rate in effect from time to time plus the Applicable Margin for Euro Denominated Revolving Loans as in effect from time to time plus any Mandatory Costs and (y) in the case of amounts owing in Dollars after the occurrence of a Sharing Event, the Base Rate in effect from time to time plus the Applicable Margin for Multicurrency Facility Revolving Loans maintained as Base Rate Loans, in each case as in effect from time to time, provided, however, to the extent such amounts are not reimbursed prior to 1:00 P.M. (New York time) on the third Business Day following notice to the respective Account Party by the Administrative Agent or the respective Bank Guaranty Issuer of such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Bank Guaranty Issuer (and until reimbursed by the respective Account Party) at a rate per annum which shall be (x) in the case of Euro Denominated Bank Guaranties for periods occurring prior to the occurrence of a Sharing Event, the Overnight Euro Rate in effect from time to time plus the Applicable Margin for Euro Denominated Revolving Loans as in effect from time to time plus any Mandatory Costs plus 2% and (y) in the case of amounts owing in Dollars after the occurrence of a Sharing Event, the Base Rate in effect from time to time plus the Applicable Margin for Multicurrency Facility Revolving Loans maintained as Base Rate Loans as in effect from time to time plus 2%, in each such case, with interest to be payable on demand, provided further, that it is understood and agreed, however, that the notices referred to above in this clause (a) and in the immediately preceding proviso shall not be required to be given if a Default or an Event of Default under
         Section 10.05 shall have occurred and be continuing (in which case the Unreimbursed Payments shall be due and payable immediately without presentment, demand, protest or notice of any kind (all of which are hereby waived by each Credit Party) and shall bear interest at the rate provided in the foregoing proviso on and after the third Business Day following the respective Bank Guaranty Payment). The respective Bank Guaranty Issuer shall give the respective Account Party prompt notice of each Bank Guaranty Payment under any Bank Guaranty, provided that the failure to give, or any delay in giving, any such notice shall in no way affect, impair or diminish the respective Account Party's obligations under this Agreement.".

                  38. Section 2B.05(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2B.05(b) in lieu thereof:

                  "(b) The obligations of the U.S. Borrower (in the case of U.S. Borrower Bank Guaranties) and the Bermuda Borrower (in the case of Bermuda Borrower Bank Guaranties) under this Section 2B.05 to reimburse the respective Bank Guaranty Issuer with respect to Unreimbursed Payments (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the respective Account Party may have or have had against any Lender (including in its capacity as Bank Guaranty Issuer or as B/G Participant), including, without limitation, any defense based upon the failure of any payment under a Bank Guaranty (each, a "Bank Guaranty Payment") to conform to the terms of such Bank Guaranty or any nonapplication or misapplication by the beneficiary of the proceeds of such Bank Guaranty Payment, the respective Bank Guaranty Issuer's only obligation to the respective Account Party being to confirm that any documents required to be delivered under such Bank Guaranty appear to have been delivered and that they appear to substantially comply on their face with requirements of such Bank Guaranty; provided, however, that no Account Party shall be obligated to reimburse any Bank Guaranty Issuer for any wrongful payment made by such Bank Guaranty Issuer under a Bank Guaranty issued by it as a result of deliberate acts or omissions constituting willful misconduct or gross negligence on the part of such Bank Guaranty Issuer (as determined by a court of competent jurisdiction in a final and non-appealable decision). Any action taken or omitted to be taken by any Bank Guaranty Issuer under or in connection with any Bank Guaranty shall not create for such Bank Guaranty Issuer any resulting liability to any Account Party unless such action is taken or admitted to be taken with gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).".

                  39. Section 2B.06 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2B.06 in lieu thereof:

                  "2B.06 Increased Costs. If after the Effective Date, any Bank Guaranty Issuer or any B/G Participant determines in good faith that the adoption or effectiveness after the Effective Date of any applicable law, rule or regulation, order, guideline or request or any change therein, or any change after the Effective Date in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank Guaranty Issuer or any B/G Participant with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Bank Guaranties issued by such Bank Guaranty Issuer or such B/G Participant's participation therein, or (ii) impose on any Bank Guaranty Issuer or any B/G Participant any other conditions directly or indirectly affecting this Agreement, any Bank Guaranty or such B/G Participant's participation therein; and the result of any of the foregoing is to increase the cost to such Bank Guaranty Issuer or such B/G Participant of issuing, maintaining or participating in any Bank Guaranty, or to reduce the amount of any sum received or receivable by such Bank Guaranty Issuer or such B/G Participant hereunder or reduce the rate of return on its capital with respect to Bank Guaranties, then, upon written demand to the U.S. Borrower or the Bermuda Borrower, as the case may be, by such Bank Guaranty Issuer or such B/G Participant (a copy of which notice shall be sent by such Bank Guaranty Issuer or such B/G Participant to the Administrative Agent), accompanied by the certificate described in the last sentence of this
         Section 2B.06, the U.S. Borrower or the Bermuda Borrower, as the case may be, shall pay to such Bank Guaranty Issuer or such B/G Participant for such increased cost or reduction. A certificate submitted to the relevant Account Party by such Bank Guaranty Issuer or such B/G Participant, as the case may be (a copy of which certificate shall be sent by such Bank Guaranty Issuer or such B/G Participant to the Administrative Agent), setting forth in reasonable detail the basis for the determination of such additional amount or amounts necessary to compensate such Bank Guaranty Issuer or such B/G Participant as aforesaid shall be final and conclusive and binding on such Account Party absent manifest error, although the failure to deliver any such certificate shall not release or diminish such Account Party's obligations to pay additional amounts pursuant to this Section 2B.06 upon subsequent receipt of such certificate.".

                  40. Section 2B.07 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2B.07 in lieu thereof:

                  "2B.07 Cash Collateralization. No later than the date occurring ten Business Days prior to the Revolving Loan Maturity Date, the U.S. Borrower or the Bermuda Borrower, as the case may be, shall either (i) terminate each Bank Guaranty issued to it without an expiry date (and cause each such terminated Bank Guaranty to be surrendered for termination to the respective Bank Guaranty Issuer) or (ii) enter into cash collateral arrangements with each Bank Guaranty Issuer which shall have issued a Bank Guaranty to it without an expiry date on terms satisfactory to such Bank Guaranty Issuer and the Administrative Agent, with the U.S. Borrower or the Bermuda Borrower, as the case may be, depositing cash and/or Cash Equivalents (in the respective currency or currencies of the respective Bank Guaranties, and in such amounts as will fully cash collateralize the maximum future payments that could be made under the respective Bank Guaranties) pursuant to such cash collateral arrangements to be held as security for all Bank Guaranty Outstandings of the U.S. Borrower or the Bermuda Borrower, as the case may be, in respect of such Bank Guaranties."

                  41. Section 3.01(a) of the Credit Agreement is hereby amended by deleting the text "The Bermuda Borrower agrees" appearing in clause (x) of said Section and inserting the text "The Borrowers jointly and severally agree" in lieu thereof.

                  42. Section 3.01(b) of the Credit Agreement is hereby amended by deleting the first sentence of said Section and inserting the following new sentence in lieu thereof:

         "(w) The U.S. Borrower agrees to pay to the Administrative Agent for distribution to each Multicurrency Facility RL Lender (or, after Sharing Event has occurred, each RL Lender) (based on their respective L/C Participation Percentages as from time to time in effect in the outstanding U.S. Borrower Multicurrency Facility Letters of Credit) in Dollars (or, in the case of Euro Denominated Letters of Credit, for periods prior to the occurrence of a Sharing Event, in Euros) a fee in respect of each U.S. Borrower Multicurrency Facility Letter of Credit issued hereunder, (x) the Bermuda Borrower agrees to pay to the Administrative Agent for distribution to each Multicurrency Facility RL Lender (or, after Sharing Event has occurred, each RL Lender) (based on their respective L/C Participation Percentages as from time to time in effect in the outstanding Bermuda Borrower Multicurrency Facility Letters of Credit) in Dollars (or, in the case of Euro Denominated Letters of Credit, for periods prior to the occurrence of a Sharing Event, in Euros) a fee in respect of each Bermuda Borrower Multicurrency Facility Letter of Credit issued hereunder, (y) the U.S. Borrower agrees to pay to the Administrative Agent for distribution to each Dollar Facility RL Lender (or, after Sharing Event has occurred, each RL Lender) (based on their respective L/C Participation Percentages in the outstanding U.S. Borrower Dollar Facility Letters of Credit) in Dollars a fee in respect of each U.S. Borrower Dollar Facility Letter of Credit issued hereunder and (z) the Bermuda Borrower agrees to pay to the Administrative Agent for distribution to each Dollar Facility RL Lender (or, after Sharing Event has occurred, each RL Lender) (based on their respective L/C Participation Percentages in the outstanding Bermuda Borrower Dollar Facility Letters of Credit) in Dollars a fee in respect of each Bermuda Borrower Dollar Facility Letter of Credit issued hereunder (with all fees payable as described in this clause (b) being herein referred to as "Letter of Credit Fees"), in each case, for the period from and including the date of issuance of such Letter of Credit through the termination of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin for Multicurrency Facility Revolving Loans (in the case of determinations pursuant to preceding clauses (w) and (x)) or Dollar Facility Revolving Loans (in the case of determination pursuant to preceding clauses (y) and (z)), in either case maintained as Euro Rate Loans, as in effect from time to time, on (i) the daily Stated Amount of such Letter of Credit (in the case of a Dollar Denominated Letter of Credit and, for periods occurring after a Sharing Event, for all Letters of Credit) and (ii) the daily Euro L/C Stated Amount of such Letter of Credit (in the case of a Euro

         Denominated Letter of Credit for all periods prior to the occurrence of a Sharing Event).".

                  43. Section 3.01(c) of the Credit Agreement is hereby amended by inserting the text "to it" immediately following the text "in respect of each Letter of Credit issued" appearing in the first sentence of said Section.

                  44. Section 3.01(e) of the Credit Agreement is hereby amended by deleting the first sentence of said Section in its entirety and inserting the following new sentence in lieu thereof:

         "(x) The U.S. Borrower agrees to pay to the Administrative Agent for distribution to each Multicurrency Facility RL Lender (or, after Sharing Event has occurred, each RL Lender) (based on their respective B/G Participation Percentages as from time to time in effect in the outstanding U.S. Borrower Bank Guaranties) in Dollars (or, in the case of Euro Denominated Bank Guaranties, for periods prior to the occurrence of a Sharing Event, in Euros) a fee in respect of each U.S. Borrower Bank Guaranty issued hereunder and (y) the Bermuda Borrower agrees to pay to the Administrative Agent for distribution to each Multicurrency Facility RL Lender (or, after Sharing Event has occurred, each RL Lender) (based on their respective B/G Participation Percentages as from time to time in effect in the outstanding Bermuda Borrower Bank Guaranties) in Dollars (or, in the case of Euro Denominated Bank Guaranties, for periods prior to the occurrence of a Sharing Event, in Euros) a fee in respect of each Bermuda Borrower Bank Guaranty issued hereunder (with all fees payable as described in this clause (e) being herein referred to as "Bank Guaranty Fees"), in each case, for the period from and including the date of issuance of such Bank Guaranty through the termination of such Bank Guaranty, computed at a rate per annum equal to the Applicable Margin for Multicurrency Facility Revolving Loans maintained as Euro Rate Loans, as in effect from time to time, on (i) the daily Face Amount of such Bank Guaranty (in the case of a Dollar Denominated Bank Guaranty and, for periods occurring after a Sharing Event, for all Bank Guaranties) and (ii) the daily Euro B/G Face Amount of such Bank Guaranty (in the case of a Euro Denominated Bank Guaranty for all periods prior to the occurrence of a Sharing Event).".

                  45. Section 3.01(f) of the Credit Agreement is hereby amended by (i) deleting the text "The Bermuda Borrower" appearing in said Section and inserting the text "Each Account Party" in lieu thereof and (ii) inserting the text "to it" immediately following the text "each Bank Guaranty issued" appearing in the first sentence of said Section.

                  46. Section 3.01(g) of the Credit Agreement is hereby amended by deleting the text "The Bermuda Borrower" appearing in said Section and inserting the text "The respective Account Party" in lieu thereof.

                  47. Section 4.01 is hereby amended by deleting clause (i) of said Section in its entirety and inserting the following new clause (i) in lieu thereof:

                  "(i) an Authorized Officer of such Borrower shall give the Administrative Agent at its Notice Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, whether such Loans are Tranche A Term Loans, Tranche B Term Loans, U.S. Borrower Multicurrency Facility Revolving Loans, Bermuda Borrower Multicurrency Facility Revolving Loans, U.S. Borrower Dollar Facility Revolving Loans, Bermuda Borrower Dollar Facility Revolving Loans, U.S. Borrower Multicurrency Facility Swingline Loans, Bermuda Borrower Multicurrency Facility Swingline Loans, U.S. Borrower Dollar Facility Swingline Loans and/or Bermuda Borrower Dollar Facility Swingline Loans, the amount and currency (or currencies) of the Loans to be prepaid, the Types of Loans to be repaid and, in the case of Euro Rate Loans (other than Swingline Loans), the specific Borrowing or Borrowings pursuant to which made, which notice shall be given by the Authorized Officer of such Borrower
         (x) prior to 2:00 P.M. (New York time) at least one Business Day prior to the date of such prepayment in the case of Loans maintained as Base Rate Loans (other than Dollar Facility Swingline Loans), (y) the date of such prepayment in the case of Swingline Loans, provided such notice is given prior to 10:00 A.M. (New York time) and (z) prior to 10:00 A.M. (New York time) at least three Business Days prior to the date of such prepayment in the case of Euro Rate Loans (other than Euro Denominated Swingline Loans) and shall, except in the case of Swingline Loans, be promptly transmitted by the Administrative Agent to each of the Lenders;".

                  48. Section 4.01(ii) is hereby amended by deleting each instance of the text "the Bermuda Borrower" appearing in said Section and inserting the text "such Borrower" in lieu thereof.

                  49. Section 4.01(v) of the Credit Agreement is hereby amended by deleting the text "(x) at any time prior to the satisfaction in full of the obligations of the U.S. Borrower and its Subsidiaries to effect Contemplated Asset Sales pursuant to Section 8.22, in inverse order of maturity (based upon the then remaining principal amounts of the Scheduled Repayments of such Tranche of Term Loans after giving effect to all prior reductions thereto) and (y) at any time thereafter," appearing in said Section.

                  50. Section 4.02(a)(i) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new
Section 4.02(a)(i) in lieu thereof:

         "(a) (i) If on any date the Aggregate Multicurrency Facility RL Exposure exceeds the Total Multicurrency Facility Revolving Loan Commitment as then in effect, the U.S. Borrower shall prepay on such date the principal of outstanding U.S. Borrower Multicurrency Facility Revolving Loans and/or U.S. Borrower Multicurrency Facility Swingline Loans, and/or the Bermuda Borrower shall prepay on such date the principal of outstanding Bermuda Borrower Multicurrency Facility Revolving Loans and/or Bermuda Borrower Multicurrency Facility Swingline Loans, in an amount (in the case of payments made with respect to Euro Denominated Loans, taking the Dollar Equivalent of the amounts paid in Euros in which payments on such Loans are owing) equal to such excess (with such repayment of Multicurrency Facility Revolving Loans and Multicurrency Facility Swingline Loans to be allocated among U.S. Borrower Multicurrency Facility Revolving Loans, U.S. Borrower Multicurrency Facility Swingline Loans, Bermuda Borrower Multicurrency Facility Revolving Loans and Bermuda Borrower Multicurrency Facility Swingline Loans as the Borrowers may elect). If, after giving effect to the prepayment of all outstanding Multicurrency Facility Swingline Loans and Multicurrency Facility Revolving Loans, the aggregate amount of the Multicurrency Facility Letter of Credit Outstandings and Bank Guaranty Outstandings exceeds the Total Multicurrency Facility Revolving Loan Commitment as then in effect, the U.S. Borrower agrees (as to U.S. Borrower Multicurrency Facility Letters of Credit and U.S. Borrower Bank Guaranties), and the Bermuda Borrower agrees (as to Bermuda Borrower Multicurrency Facility Letters of Credit and Bermuda Borrower Bank Guaranties), to pay to the Administrative Agent at the Payment Office on such date an amount of cash or Cash Equivalents (in Dollars or in the respective currencies in which the Multicurrency Facility Letter of Credit Outstandings or Bank Guaranty Outstandings are denominated) equal to the amount of such excess (up to a maximum amount equal to (x) in the case of the U.S. Borrower, the Multicurrency Facility Letter of Credit Outstandings with respect to U.S. Borrower Multicurrency Facility Letters of Credit and the Bank Guaranty Outstandings with respect to U.S. Borrower Bank Guaranties at such time and (y) in the case of the Bermuda Borrower, the Multicurrency Facility Letter of Credit Outstandings with respect to Bermuda Borrower Multicurrency Facility Letters of Credit and the Bank Guaranty Outstandings with respect to Bermuda Borrower Bank Guaranties at such time), such cash or Cash Equivalents to be held as security for all obligations of the U.S. Borrower or the Bermuda Borrower, as the case may be, hereunder in a cash collateral account to be established by the Administrative Agent.".

                  51. Section 4.02(c) of the Credit Agreement is hereby amended by (i) deleting the text "8.22" appearing in the subclause (x) of the first parenthetical in the first proviso of said Section and inserting the text "9.02(xviii)" in lieu thereof, (ii) inserting the text ", New 2010 Senior Notes Documents" immediately following the text "New Senior Notes Documents" appearing in the second sentence of said Section, (iii) inserting the text ", New 2010 Senior Notes" immediately following the text "so long as the New Senior Notes" appearing in the second sentence of said Section and (iv) inserting the text ", New 2010 Senior Notes" immediately following the text "prepayment of New Senior Notes" appearing in the second sentence of said Section.

                  52. Section 4.02(h)(IV) of the Credit Agreement is hereby amended by deleting the text "(x) at any time prior to the satisfaction in full of the obligations of the U.S. Borrower and its Subsidiaries to effect Contemplated Asset Sales pursuant to Section 8.22, to reduce the then remaining Scheduled Repayments of the respective Tranche of Term Loans in inverse order of maturity (based upon the then remaining principal amounts of the Scheduled Repayments of such Tranche of Term Loans after giving effect to all prior reductions thereto) and (y) at any time thereafter," appearing in said Section.

                  53. Section 6A.01 of the Credit Agreement is hereby amended by deleting the text "$50,000,000" appearing in said Section and inserting the text "$75,000,000" in lieu thereof.

                  54. Section 7.03 of the Credit Agreement is hereby amended by inserting the text "the New 2010 Senior Notes Indenture," immediately following the text "the New Senior Notes Indenture," appearing in the third parenthetical in said Section.

                  55. Section 7.05(c) of the Credit Agreement is hereby amended by deleting the first sentence of said Section in its entirety and inserting the following new sentence in lieu thereof:

         "At the time of each Credit Event occurring on or after the Initial Borrowing Date, the aggregate value of all Margin Stock (other than treasury stock) owned by Holdings and its Subsidiaries (for such purpose, using the initial purchase price paid by Holdings or such Subsidiary for the respective shares of Margin Stock) does not exceed $5,000,000.".

                  56. Section 7.26(a) of the Credit Agreement is hereby amended by (i) inserting the text ", the New 2010 Senior Notes Documents" immediately following the text "New Senior Notes Documents" appearing in said Section and
(ii) inserting the text ", the New 2010 Senior Notes" immediately following the text "holders of the New Senior Notes" appearing in said Section.

                  57. Section 8.01(a) of the Credit Agreement is hereby amended by deleting the text of said Section in its entirety and inserting the text "[Intentionally deleted]." in lieu thereof.

                  58. Section 8.01(e) of the Credit Agreement is hereby amended by deleting the text "Sections 8.01(a), (b) and (c)" appearing in said Section and inserting the text "Sections 8.01(b) and (c)" in lieu thereof.

                  59. Section 8.01(f) of the Credit Agreement is hereby amended by inserting the text ", New 2010 Senior Notes Document" immediately following the text "any New Senior Notes Document" appearing in said Section.

                  60. Section 8.10 of the Credit Agreement is hereby amended by inserting the text "and the Bermuda Partnership" immediately after the text "Bermuda Borrower" appearing in the parenthetical in said Section.

                  61. Section 8.11(a) of the Credit Agreement is hereby amended by (i) deleting the text "Fair Market Value in excess of $2,500,000" appearing in the first sentence of said Section and inserting the text "value (for such purpose, using the initial purchase price paid by such Person for such Real Property) in excess of $10,000,000" in lieu thereof and (ii) inserting the following proviso before the period at the end of the first sentence of said
Section:

         "; provided however that if the aggregate value of all Second-Tier Material Real Properties (for such purpose, using the initial purchase price paid by such Person for the respective Second-Tier Material Real Property) acquired by such Persons after the Initial Borrowing Date which are not then covered by Mortgages or Foreign Security Agreements, as appropriate, equals or exceeds $20,000,000, each Credit Agreement Party and each Subsidiary Guarantor shall grant to the Collateral Agent security interests and mortgages in all such Second-Tier Material Real Properties owned by any such Person which are not then covered by Mortgages or Foreign Security Agreements, as appropriate (and not just those required to reduce the aggregate value of all Second-Tier Material Real Properties (determined as provided above) at such time below $20,000,000)".

                  62. Section 8.11(g) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately following the text "provided that," appearing in the parenthetical in clause (x) of the second sentence of said Section and (ii) inserting the text "and (y) in the case of a newly-formed Subsidiary organized in (i) a Qualified Non-U.S. Jurisdiction or (ii) a Non-Qualified Jurisdiction in which an existing Foreign Subsidiary Guarantor is organized, to defer the execution and delivery of Security Documents (but not counterparts of the Foreign Subsidiaries Guaranty or the Intercompany Subordination Agreement) if the gross book value of its assets (determined as of the last day of the calendar month then last ended) is less than $10,000,000, until (and only until) the aggregate gross book value of all newly-formed Subsidiaries which have not executed Security Documents in reliance on this proviso (determined as of the last day of the calendar month then last ended) exceeds $20,000,000, at which time all such excluded Subsidiaries (and not just those Subsidiaries required to reduce the aggregate gross book value of such excluded Subsidiaries to below $20,000,000) shall execute the required Security Documents" at the end of the parenthetical in clause (x) of the second sentence of said Section.

                  63. Section 8.17 of the Credit Agreement is hereby amended by deleting the text of said Section in its entirety and inserting the text "[Intentionally deleted]." in lieu thereof.

                  64. Section 8.22 of the Credit Agreement is hereby amended by deleting the text of said Section in its entirety and inserting the text "[Intentionally deleted]." in lieu thereof.

                  65. Section 8.23 of the Credit Agreement is hereby amended by deleting the text of said Section in its entirety and inserting the following new text in lieu thereof:

         "Each Credit Agreement Party shall take all actions so that at all times the aggregate value of all Margin Stock (other than treasury stock) owned by Holdings and its Subsidiaries (for such purpose, using the initial purchase price paid by Holdings or such Subsidiary for the respective shares of Margin Stock) shall not exceed $5,000,000. So long as the aggregate value of Margin Stock (other than treasury stock) owned by Holdings and its Subsidiaries (determined as provided in the preceding sentence) does not exceed $5,000,000, all Margin Stock at any time owned by Holdings and its Subsidiaries shall not constitute Collateral and no security interest shall be granted therein pursuant to any Credit Document. Without excusing any violation of the first sentence of this Section 8.23, if at any time the aggregate value of all Margin Stock (other than treasury stock) owned by Holdings and its Subsidiaries (determined as provided in the first sentence of this Section 8.23) exceeds $5,000,000, then (x) all Margin Stock owned by the Credit Parties (except to the extent constituting Excluded Collateral) shall be pledged, and delivered for pledge, pursuant to the relevant Security Documents and (y) the U.S. Borrower shall execute and deliver to the Lenders appropriate completed forms (including, without limitation, Forms G-3 and U-1, as appropriate) establishing compliance with the Margin Regulations. If at any time any Margin Stock is required to be pledged as a result of the provisions of the immediately preceding sentence, repayments of outstanding Obligations shall be required to be made, and subsequent Credit Events shall only be permitted, in compliance with the applicable provisions of the Margin Regulations.".

                  66. Section 9.02(v) of the Credit Agreement is hereby amended by deleting the text "$50,000,000" appearing in said Section and inserting the text "$100,000,000" in lieu thereof.

                  67. Section 9.04(xvi) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (III) of said Section and inserting a comma in lieu thereof and (ii) inserting the text "and (V) unsecured Indebtedness of the U.S Borrower incurred under the New 2010 Senior Notes and the New 2010 Senior Notes Indenture and of the U.S. Subsidiary Guarantors (and so long as same remain U.S. Subsidiary Guarantors) under subordinated guarantees of the obligations of the U.S. Borrower provided under the New 2010 Senior Notes Documents to which they are a party, in an aggregate principal amount not to exceed $400,000,000 (less the amount of any repayments of principal thereof), so long as (A) such Indebtedness is incurred in accordance with the requirements of the definition of New 2010 Senior Notes and
(B) promptly following the incurrence thereof, Net Cash Proceeds of such Indebtedness shall have been applied to repay Term Loans (and/or reduce the Total Revolving Loan Commitment) in accordance with the requirements of Sections 4.02(d), (h) and (i)" immediately preceding the semicolon at the end of said Section.

                  68. Section 9.05(i) of the Credit Agreement is hereby amended by deleting the text "$50,000,000" appearing in said Section and inserting the text "$75,000,000" in lieu thereof.

                  69. Section 9.05(vi) of the Credit Agreement is hereby amended by deleting the text "$100,000,000" appearing in clause (II) of the proviso of said Section and inserting the text "$150,000,000" in lieu thereof.

                  70. Section 9.05(viii) of the Credit Agreement is hereby amended by deleting the text "$100,000,000" appearing in clause (I) of the proviso of said Section and inserting the text "$150,000,000" in lieu thereof.

                  71. Section 9.05 of the Credit Agreement is hereby further amended by (i) deleting the word "and" appearing at the end of clause (xix) of said Section, (ii) inserting the text "and succeeding clause (xxi) of this Section" immediately after the text "(xix)" appearing in clause (xx) of said Section, (iii) deleting the period at the end of clause (xx) of said Section and inserting the text "; and" in lieu thereof and (iv) inserting the following new clause (xxi) at the end of said Section:

                  "(xxi) the Bermuda Borrower may make intercompany loans (solely with the proceeds of Bermuda Multicurrency Facility Revolving Loans) to a Foreign Subsidiary which is not a Qualified Non-U.S. Obligor but which has (I) entered into a guaranty of the full amount of Bermuda Borrower Multicurrency Facility Revolving Loans incurred to fund the intercompany loans made by the Bermuda Borrower to the respective Foreign Subsidiary (plus accrued interest thereon), (II) entered into Foreign Security Documents (covering all or substantially all of its assets and consistent with the criteria described in Section 5.15, 5.17 and 5.18(b) for Foreign Security Documents entered into on the Initial Borrowing Date) securing its obligations under such guaranty, (III) an intercompany loan agreement, in each case in form and substance satisfactory to the Administrative Agent and (IV) taken all action in connection with the foregoing as would have been required to be taken by such entity if same had been a Foreign Subsidiary Guarantor on the Initial Borrowing Date; provided however that any guaranty to be entered into pursuant to preceding subclause (I) (x) shall not be subject to a net worth or similar limitation, and (y) may be subject to customary insolvency, corporate benefit, financial capability or similar limitations or rules acceptable to the Administrative Agent.".

                  72. Section 9.13 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section
9.13 in lieu thereof:

                  "9.13 Bank Debt Leverage Ratio. Holdings will not permit the Bank Debt Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                  Period                                                                  Ratio
                  First Amendment Effective Date to and including the day prior           1.35:1.00
                  to the last day of the 2nd Fiscal Quarter of Fiscal Year 2003


                  Last Day of the 2nd Fiscal Quarter of Fiscal Year 2003 to and           1.25:1.0
                  including the day occurring prior to the last day of the 1st
                  Fiscal Quarter of Fiscal Year 2004

                  Last Day of the 1st Fiscal Quarter of Fiscal Year 2004 to and           1.15:1.0
                  including the day occurring prior to the last day of 3rd
                  Fiscal Quarter of Fiscal Year 2004

                  Last Day of the 3rd Fiscal Quarter of Fiscal Year 2004 to and           1.10:1.0
                  including the day occurring prior to the last day of the 1st
                  Fiscal Quarter of Fiscal Year 2005

                  Last Day of the 1st Fiscal Quarter of Fiscal Year 2005                  1.00:1.0
                  and thereafter

         Notwithstanding anything to the contrary contained in the table set forth above, at any time from November 1 to and including the last day of the 1st Fiscal Quarter of each Fiscal Year, the Bank Debt Leverage Ratio as otherwise set forth in the table above for the applicable period shall be adjusted by increasing the ratio by 0.25 (for example, for the period from November 1, 2003 to and including the day prior to the last day of the 1st Fiscal Quarter of Fiscal Year 2004, the Bank Debt Leverage Ratio would be increased from 1.25:1.00 to 1.50:1.00). All determinations of the Bank Debt Leverage Ratio for purposes of this
         Section 9.13 shall include Consolidated EBITDA as calculated on a Pro Forma Basis to give effect to all Permitted Acquisitions and Significant Asset Sales, if any, effected during (but not after) the respective Test Period for which Consolidated EBITDA is being determined; provided that for purposes of making determinations of compliance with this Section 9.13 pursuant to Section 8.15(a), the Bank Debt Leverage

         Ratio shall be calculated on a Pro Forma Basis as otherwise required by the definition of Pro Forma Basis contained herein."

                  73. Section 9.14(a)(i) of the Credit Agreement is hereby amended by (i) inserting the text "any New 2010 Senior Notes," immediately following the text "any New Senior Notes," in the first place such text appears in said Section, (ii) inserting the text "(v) the New 2010 Senior Notes may be exchanged for New 2010 Exchange Senior Notes in accordance with the requirements of the respective definitions thereof and the relevant provisions of this Agreement," immediately following the text "provided that" appearing in said Section and (iii) inserting the text ", New 2010 Senior Notes" immediately following the text "redeem New Senior Notes" appearing in said Section.

                  74. Section 9.14(a)(ii) of the Credit Agreement is hereby amended by inserting the text ", any New 2010 Senior Notes Document" immediately following the text "any New Senior Notes Document" appearing in said Section.

                  75. Section 9.14(b) of the Credit Agreement is hereby amended by inserting the text ", the New 2010 Senior Notes Documents" immediately following the text "the New Senior Notes Documents" appearing in said Section.

                  76. Section 9.16 of the Credit Agreement is hereby amended by
(i) redesignating clauses (ix) and (x) of said Section as clauses (x) and (xi), respectively, and (ii) inserting the text "(ix) the New 2010 Senior Notes Documents;" immediately following clause (viii) of said Section.

                  77. Section 9.17(a) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately following the text "provided that," appearing in the proviso at the end of said Section and (ii) inserting the following text before the period at the end of said Section:

         "and (y) in the case of a newly-formed Wholly-Owned Subsidiary of the U.S. Borrower organized in (i) a Qualified Non-U.S. Jurisdiction or
         (ii) a Non-Qualified Jurisdiction in which an existing Foreign Subsidiary Guarantor is organized, the actions described in clauses
         (D), (E) and (F) and applicable to such Wholly-Owned Subsidiary, shall not be required to be taken by such Wholly-Owned Subsidiary if the gross book value of its assets (determined as of the last day of the calendar month then last ended) is less than $10,000,000, until (and only until) the aggregate gross book value of all Wholly-Owned Subsidiaries which have not taken the actions described in clauses (D),
         (E) and (F) and applicable to such Wholly-Owned Subsidiaries in reliance on this proviso (determined as of the last day of the calendar month then last ended) exceeds $20,000,000, at which time all such excluded Wholly-Owned Subsidiaries (and not just those Wholly-Owned Subsidiaries required to reduce the aggregate gross book value of such excluded Wholly-Owned Subsidiaries to below $20,000,000) shall take the actions described in clauses (D), (E) and (F) and applicable to such Wholly-Owned Subsidiaries.".

                  78. Section 10.02 of the Credit Agreement is hereby amended by deleting the text of such Section in its entirety and inserting the following new text in lieu thereof:

         "(a) Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document (other than a Foreign Security Document) or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made, (b) any representation, warranty or statement which is qualified by a materiality standard of any kind and is made or deemed made by any Foreign Credit Party in any Foreign Security Document or in any statement or certificate delivered pursuant to any Foreign Security Document shall prove to be untrue in any material respect on the date as of which made or deemed made and (c) any material representation, warranty or statement which is not qualified by a materiality standard of any kind and is made or deemed made by any Foreign Credit Party in any Foreign Security Document or in any statement or certificate delivered pursuant to any Foreign Security Document shall prove to be untrue in any material respect on the date as of which made or deemed made; or".

                  79. Section 10.03 of the Credit Agreement is hereby amended by deleting the text ", 8.22" appearing in said Section.

                  80. Section 10.07 of the Credit Agreement is hereby amended by
(i) deleting the text "$5,000,000" appearing in said Section and inserting the text "$10,000,000" in lieu thereof, (ii) deleting the word "and" appearing prior to the text "(ii)" in the proviso of said Section and (iii) inserting the following text prior to the text "; or" appearing at the end of said Section:

          "and (iii) in the case of any default described in clause (b) above in the due performance or observance of any covenant or agreement contained in any Foreign Security Document that is not (directly or indirectly) related to the perfection or enforceability of a Lien on Collateral, such default shall not give rise to an Event of Default until such default shall continue unremedied for a period of at least 15 days after notice to the defaulting party by the Administrative Agent, the Collateral Agent or the Required Lenders".

                  81. The final paragraph of Section 10 of the Credit Agreement is hereby amended by (i) inserting the text "Bermuda Borrower" immediately following the text "(x) the aggregate Stated Amount of all" appearing in clause
(v) of said Section and (ii) deleting clause (vi) of said Section and inserting the following new clause (vi) in lieu thereof:

         "(vi) direct the U.S. Borrower to pay (and the U.S. Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to either Borrower, it will pay) to the Administrative Agent at the Payment Office such additional amount of cash (in the respective currencies in which such Letters of Credit are denominated), to be held as security by the Administrative Agent, as is equal to sum of (x) the aggregate Stated Amount of all U.S. Borrower Multicurrency Facility Letters of Credit then outstanding, (y) the aggregate Stated Amount of all U.S. Borrower Dollar Facility Letters of Credit then outstanding and (z) the aggregate Face Amount of all U.S. Borrower Bank Guaranties then outstanding;".

                  82. The definition of "Account Party" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", with respect to Letters of Credit or Bank Guaranties," immediately following the text "shall mean" appearing in said definition.

                  83. The definition of "Applicable Margin" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text "Section 8.01(a) or (b)" appearing in the proviso of the third sentence of said definition and inserting the text "Section 8.01(b) or (c)" in lieu thereof.

                  84. The definition of "Applicable Prepayment Percentage" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the text "the Credit Agreement Parties shall have satisfied all of their obligations pursuant to Section 8.22, (iii)" appearing in said definition,
(ii) redesignating clauses (iv) and (v) of said definition as clauses (iii) and
(iv), respectively, and (iii) inserting the text ", New 2010 Senior Notes" immediately following the text "redeem New Senior Notes" appearing in said definition.

                  85. The definition of "Asset Sale" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text "$5,000,000" appearing in said definition and inserting the text "$10,000,000" in lieu thereof.

                  86. The definition of "Bank Guaranty Issuer" appearing in
Section 11 of the Credit Agreement is hereby amended by deleting the text "the Bermuda Borrower" appearing in said definition and inserting the text "the U.S. Borrower or the Bermuda Borrower" in lieu thereof.

                  87. The definition of "Change of Control" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "any New 2010 Senior Notes Documents," immediately following the text "any New Senior Notes Documents," appearing in said definition.

                  88. The definition of "B/G Supportable Indebtedness" appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety.

                  89. The definition of "Documents" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (viii) of said definition and inserting a comma in lieu thereof and (ii) inserting the text "and (x) the New 2010 Senior Notes Documents" immediately preceding the period at the end of said definition.

                  90. The definition of "Individual Multicurrency Facility RL Exposure" is hereby amended by deleting the text "made to the Bermuda Borrower and" appearing in (i) the parenthetical in clause (I) of said definition and
(ii) the parenthetical in clause (III) of said definition.

                  91. The definition of "Multicurrency Facility Letter of Credit" appearing in Section 11 of the Credit Agreement is hereby amended by (i) inserting the text "U.S. Borrower or the" immediately following the text "issued to the" appearing in said definition and (ii) deleting the text "by the Bermuda Borrower" appearing in said definition and inserting the text "by the respective Borrower" in lieu thereof.

                  92. The definition of "Note" appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

                  "Note" shall mean each Tranche A Term Note, each Tranche B Term Note, each U.S. Borrower Multicurrency Facility Revolving Note, each Bermuda Borrower Multicurrency Facility Revolving Note, the U.S. Borrower Multicurrency Facility Swingline Note, the Bermuda Borrower Multicurrency Facility Swingline Note, each U.S. Borrower Dollar Facility Revolving Note, each Bermuda Borrower Dollar Facility Revolving Note, the U.S. Borrower Dollar Facility Swingline Note and the Bermuda Borrower Dollar Facility Swingline Note.

                  93. The definition of "Permitted Installment Note" appearing in Section 11 of the Credit Agreement is hereby amended by deleting clause (ii) of said definition in its entirety and redesignating clause (iii) of said definition as clause (ii) thereof.

                  94. The definition of "Restricted Subsidiary" appearing in
Section 11 of the Credit Agreement is hereby amended by inserting the text "(without giving effect to any termination thereof)" immediately after the text "New Senior Notes Indenture as in effect on the Initial Borrowing Date" appearing in said definition.

                  95. The definition of "Tranche" appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

                  "Tranche" shall mean the respective facilities and commitments utilized in making Loans hereunder, with there being ten separate Tranches (i.e., Tranche A Term Loans, Tranche B Term Loans, U.S. Borrower Multicurrency Facility Revolving Loans, Bermuda Borrower Multicurrency Facility Revolving Loans, U.S. Borrower Multicurrency Facility Swingline Loans, Bermuda Borrower Multicurrency Facility Swingline Loans, U.S. Borrower Dollar Facility Revolving Loans, Bermuda Borrower Dollar Facility Revolving Loans, U.S. Borrower Dollar Facility Swingline Loans and Bermuda Borrower Dollar Facility Swingline Loans); provided that for purposes of the definition of "Supermajority Lenders", "Majority Lenders" and Section 13.12(a), there shall be deemed to be four separate Tranches (i.e., Tranche A Term Loans, Tranche B Term Loans, Multicurrency Facility Revolving Loans and Dollar Facility Revolving Loans).

                  96. The definition of "U.S. Borrower Guaranteed Obligations" appearing in Section 11 of the Credit Agreement is hereby amended by deleting clause (i) of said definition in its entirety and inserting the following new clause (i) in lieu thereof:

         "(i) the principal and interest on each Tranche B Term Note, each Bermuda Borrower Multicurrency Facility Revolving Note, the Bermuda Borrower Multicurrency Facility Swingline Note, each Bermuda Borrower Dollar Facility Revolving Note and the

         Bermuda Borrower Dollar Facility Swingline Note issued by the Bermuda Borrower to each Lender, and each Tranche B Term Loan, each Bermuda Borrower Multicurrency Facility Revolving Loan, each Bermuda Borrower Multicurrency Facility Swingline Loan, each Bermuda Borrower Dollar Facility Revolving Loan and each Bermuda Borrower Dollar Facility Swingline Loan made, under this Agreement, all reimbursement obligations and Unpaid Drawings with respect to each Letter of Credit issued for the account of the Bermuda Borrower and all reimbursement obligations and Unreimbursed Payments with respect to each Bermuda Borrower Bank Guaranty, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Bermuda Borrower to each Lender, each Agent, each Issuing Lender, each Bank Guaranty Issuer and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance by the Bermuda Borrower with all the terms, conditions and agreements contained in the Credit Documents to which it is a party and".

                  97. Section 11 of the Credit Agreement is hereby further amended by (i) deleting the definitions of "B/G Supportable Indebtedness", "Foreign Subsidiaries Guaranty" and "Retained Excess Cash Flow Amount" appearing in said Section and (ii) inserting the following new definitions in appropriate alphabetical order:

                  "Aggregate U.S. Borrower Multicurrency Facility RL Exposure" at any time shall mean the sum of (i) the aggregate principal amount of all U.S. Borrower Multicurrency Facility Revolving Loans then outstanding (for this purpose, using the Dollar Equivalent of each such U.S. Borrower Multicurrency Facility Revolving Loan denominated in Euros), (ii) the aggregate amount of all U.S. Borrower Multicurrency Facility Letter of Credit Outstandings (using the Dollar Equivalent of all amounts expressed in Euros) at such time, (iii) the aggregate principal amount of all U.S. Borrower Multicurrency Facility Swingline Loans then outstanding (for this purpose, using the Dollar Equivalent of each such U.S. Borrower Multicurrency Swingline Loan denominated in Euros) and (iv) the aggregate amount of all U.S. Borrower Bank Guaranty Outstandings (using the Dollar Equivalent of all amounts expressed in Euros) at such time.

                  "Bank Guaranty Payment" shall have the meaning provided in
         Section 2B.05.

                  "Bermuda Borrower Bank Guaranty" shall mean each Bank Guaranty (which may be denominated in Dollars or Euros) issued for the account of the Bermuda Borrower pursuant to Section 2B.01 and designated as such by the Bermuda Borrower in the respective Bank Guaranty Request; provided that each "Bank Guaranty" issued for the account of the Bermuda Borrower prior to the First Amendment Effective Date shall be deemed to be a "Bermuda Borrower Bank Guaranty" for all purposes of this Agreement and the other Credit Documents following the First Amendment Effective Date.


                  "Bermuda Borrower Multicurrency Facility Letter of Credit" shall mean each Multicurrency Facility Letter of Credit (which may be denominated in Dollars or Euros) issued for the account of the Bermuda Borrower pursuant to Section 2A.01 and designated as such by the Bermuda Borrower in the respective Letter of Credit Request; provided that each "Multicurrency Facility Letter of Credit" issued for the account of the Bermuda Borrower prior to the First Amendment Effective Date shall be deemed to be a "Bermuda Borrower Multicurrency Facility Letter of Credit" for all purposes of this Agreement and the other Credit Documents following the First Amendment Effective Date.

                  "Bermuda Borrower Multicurrency Facility Revolving Loan" shall have the meaning provided in Section 1.01(c).

                  "Bermuda Borrower Multicurrency Facility Revolving Note" shall have the meaning provided in Section 1.05(a).

                  "Bermuda Borrower Multicurrency Facility Swingline Loan" shall have the meaning provided in Section 1.01(e).

                  "Bermuda Borrower Multicurrency Facility Swingline Note" shall have the meaning provided in Section 1.05(a).

                  "B/G Participant" shall have the meaning provided in Section 2B.04(a).

                  "B/G Supportable Indebtedness" shall mean (i) obligations of the U.S. Borrower or its Wholly-Owned Subsidiaries (or, in the case of any Existing Bank Guaranty, any Foreign Subsidiary of the U.S. Borrower) incurred in the ordinary course of business owing to taxing authorities, custom authorities or with respect to import and/or export licenses and (ii) such other obligations of the U.S. Borrower or its Wholly-Owned Subsidiaries as are reasonably acceptable to the Administrative Agent and the respective Bank Guaranty Issuer and otherwise permitted to exist pursuant to the terms of this Agreement.

                  "First Amendment" shall mean the First Amendment to this Agreement, dated as of May 29, 2003.

                  "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

                  "Foreign Subsidiaries Guaranty" shall have the meaning provided in Section 5.14(b) and shall include any counterpart thereof and any other similar guaranty executed and delivered by any Foreign Subsidiary of Holdings pursuant to Section 8.11, 9.05(xxi) or 9.17.

                  "Individual Bermuda Borrower Multicurrency Facility RL Exposure" of any Multicurrency Facility RL Lender shall mean, at any time, the sum of (I) the aggregate principal amount of all Bermuda Borrower Multicurrency Facility Revolving Loans made by such Multicurrency Facility RL Lender and then outstanding (for this purpose, using the Dollar Equivalent of the principal amount of all Euro Denominated Revolving Loans made to the Bermuda Borrower and then outstanding), (II) such Multicurrency Facility

         RL Lender's L/C Participation Percentage in each then outstanding Bermuda Borrower Multicurrency Facility Letter of Credit multiplied by the sum of the Stated Amount of the respective Bermuda Borrower Multicurrency Facility Letter of Credit and any Unpaid Drawings relating thereto (for this purpose, using the Dollar Equivalent of any amounts expressed in Euros), (III) such Multicurrency Facility RL Lender's Multicurrency Facility RL Percentage multiplied by the aggregate principal amount of outstanding Bermuda Borrower Multicurrency Facility Swingline Loans (for this purpose, using the Dollar Equivalent of the principal amount of Euro Denominated Swingline Loans made to the Bermuda Borrower and then outstanding) and (IV) such Multicurrency Facility RL Lender's B/G Participation Percentage in each then outstanding Bermuda Borrower Bank Guaranty multiplied by the sum of the Face Amount of the respective Bermuda Borrower Bank Guaranty and any Unreimbursed Payments relating thereto (for this purpose, using the Dollar Equivalent of any amounts expressed in Euros).

                  "Individual U.S. Borrower Multicurrency Facility RL Exposure" of any Multicurrency Facility RL Lender shall mean, at any time, the sum of (I) the aggregate principal amount of all U.S. Borrower Multicurrency Facility Revolving Loans made by such Multicurrency Facility RL Lender and then outstanding (for this purpose, using the Dollar Equivalent of the principal amount of all Euro Denominated Revolving Loans made to the U.S. Borrower and then outstanding), (II) such Multicurrency Facility RL Lender's L/C Participation Percentage in each then outstanding U.S. Borrower Multicurrency Facility Letter of Credit multiplied by the sum of the Stated Amount of the respective U.S. Borrower Multicurrency Facility Letter of Credit and any Unpaid Drawings relating thereto (for this purpose, using the Dollar Equivalent of any amounts expressed in Euros), (III) such Multicurrency Facility RL Lender's Multicurrency Facility RL Percentage multiplied by the aggregate principal amount of outstanding U.S. Borrower Multicurrency Facility Swingline Loans (for this purpose, using the Dollar Equivalent of the principal amount of Euro Denominated Swingline Loans made to the U.S. Borrower and then outstanding) and (IV) such Multicurrency Facility RL Lender's B/G Participation Percentage in each then outstanding U.S. Borrower Bank Guaranty multiplied by the sum of the Face Amount of the respective U.S. Borrower Bank Guaranty and any Unreimbursed Payments relating thereto (for this purpose, using the Dollar Equivalent of any amounts expressed in Euros).

                  "New 2010 Exchange Senior Notes" shall mean New 2010 Senior Notes which are substantially identical securities to the New 2010 Senior Notes issued on or prior to the First Amendment Effective Date, which New 2010 Exchange Senior Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the New 2010 Senior Notes and pursuant to the New 2010 Senior Notes Indenture. In no event will the issuance of any New 2010 Exchange Senior Notes increase the aggregate principal amount of New 2010 Senior Notes then outstanding or otherwise result in an increase in an interest rate applicable to the New 2010 Senior Notes.

                  "New 2010 Senior Notes" shall mean Indebtedness of the U.S. Borrower evidenced by senior notes, so long as (a) such Indebtedness has a final maturity no earlier than the seventh anniversary of the date of the incurrence of such Indebtedness and no required amortizations prior to such date, (b) such Indebtedness does not add guarantors, obligors or security from that which applies to the New Senior Notes,
         (c) the guaranties of such senior notes shall be subject to the same (or, from the perspective of the Lenders, more favorable) subordination provisions as applied to the guaranties of the New Senior Notes, (d) all other terms of such Indebtedness (including, without limitation, with respect to amortization, redemption provisions, maturities, covenants, defaults and remedies), are identical to those applicable to the New Senior Notes, and (e) the Net Cash Proceeds from the incurrence of such Indebtedness shall have been applied to repay Loans (and/or reduce the Total Revolving Loan Commitment) in accordance with the requirements of Sections 4.02(d), (h) and (i), as such Indebtedness is in effect on the First Amendment Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "New 2010 Senior Notes" shall include any New 2010 Exchange Senior Notes issued pursuant to the New 2010 Senior Notes Indenture in exchange for theretofore outstanding New 2010 Senior Notes, as contemplated by the Offering Memorandum, dated May 29, 2003, and the definition of New 2010 Exchange Senior Notes.

                  "New 2010 Senior Notes Documents" shall mean the New 2010 Senior Notes, the New 2010 Senior Notes Indenture and all other documents executed and delivered with respect to the New 2010 Senior Notes or New 2010 Senior Notes Indenture, as in effect on the First Amendment Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "New 2010 Senior Notes Indenture" shall mean the Indenture, dated as of May 29 2003, among the U.S. Borrower, any U.S. Subsidiary Guarantors from time to time party thereto and the trustee therefor, as in effect on the First Amendment Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Second-Tier Material Real Property" of any Person, shall mean any fee-owned (or equivalent) Real Property acquired by such Person after the Initial Borrowing Date with a value (determined using the initial purchase price paid by such Person for such Real Property) greater than $2,500,000 but less than or equal to $10,000,000.

                  "U.S. Borrower Bank Guaranty" shall mean each Bank Guaranty (which may be denominated in Dollars or Euros) issued for the account of the U.S. Borrower pursuant to Section 2B.01 and designated as such by the U.S. Borrower in the respective Bank Guaranty Request.

                  "U.S. Borrower Bank Guaranty Outstandings" shall mean, at any time, the sum of (i) the aggregate Face Amount of all outstanding U.S. Borrower Bank Guaranties which have not terminated at such time and
         (ii) the aggregate amount of all Unreimbursed Payments (taking the Dollar Equivalent of any amounts owed in Euros) in respect of all U.S. Borrower Bank Guaranties at such time.

                  "U.S. Borrower Multicurrency Facility Letter of Credit" shall mean each Multicurrency Facility Letter of Credit (which may be denominated in Dollars or Euros) issued for the account of the U.S. Borrower pursuant to Section 2A.01 and designated as such by the U.S. Borrower in the respective Letter of Credit Request.

                  "U.S. Borrower Multicurrency Facility Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding U.S. Borrower Multicurrency Facility Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings (taking the Dollar Equivalent of all amounts payable in Euros) in respect of all U.S. Borrower Multicurrency Facility Letters of Credit.

                  "U.S. Borrower Multicurrency Facility Revolving Loan" shall have the meaning provided in Section 1.01(c).

                  "U.S. Borrower Multicurrency Facility Revolving Note" shall have the meaning provided in Section 1.05(a).

                  "U.S. Borrower Multicurrency Facility Swingline Loan" shall have the meaning provided in Section 1.01(e).

                  "U.S. Borrower Multicurrency Facility Swingline Note" shall have the meaning provided in Section 1.05(a).

                  98. Section 13.04(a) of the Credit Agreement is hereby amended by deleting the text "Section 8.22 or" appearing in said Section.

                  99. Section 13.12(a) of the Credit Agreement is hereby amended by deleting the text "Section 8.22 or" appearing in said Section.

                  100. Notwithstanding anything to the contrary contained in the Credit Agreement or in any Foreign Security Document, the Lenders hereby agree that (i) if the gross book value of the receivables of Foreign Credit Parties organized under the laws of a given jurisdiction which does not permit (or recognize) the creation of a floating charge over receivables exceeds $15,000,000 in the aggregate for such Foreign Credit Parties organized in such jurisdiction (determined as of the last day of the calendar month then last ended), such Foreign Credit Parties shall remain obligated to take all actions required by the respective Foreign Security Documents (including providing informational updates to the Collateral Agent (or its representative)) to ensure that the security interest of the Collateral Agent in the receivables of such Foreign Credit Parties remains fully perfected and enforceable, in each case, on the last day of each calendar month, (ii) if the gross book value of the receivables of Foreign Credit Parties organized under the laws of a given jurisdiction which does not permit (or recognize) the creation of a floating charge over receivables is less than or equal to $15,000,000 in the aggregate for such Foreign Credit Parties organized in such jurisdiction (determined as of the last day of the calendar month then last ended), such Foreign Credit Parties shall be obligated to take all actions required by the respective Foreign Security Documents (including providing informational updates to the Collateral Agent (or its representative)) to ensure that the security interest of the Collateral Agent in the receivables of such Foreign Credit Parties remains fully perfected and enforceable, in each case, on the last day of each calendar quarter and (iii) if the gross book value of the receivables of Foreign Credit Parties organized under the laws of a given jurisdiction which does not permit (or recognize) the creation of a floating charge over receivables is less than $1,000,000 in the aggregate for such Foreign Credit Parties organized in such jurisdiction (determined as of the last day of the calendar month then last ended), such Foreign Credit Parties shall not be obligated to take the actions required to ensure that the security interest of the Collateral Agent in such receivables remains fully perfected and enforceable.

                  101. Notwithstanding anything to the contrary contained in the Credit Agreement or in any Foreign Security Document, the Lenders hereby agree that (i) if the gross book value of the inventory of Foreign Credit Parties organized under the laws of a given jurisdiction which does not permit (or recognize) the creation of a floating charge over inventory exceeds $15,000,000 in the aggregate for such Foreign Credit Parties organized in such jurisdiction (determined as of the last day of the calendar month then last ended), such Foreign Credit Parties shall remain obligated to take all actions required by the respective Foreign Security Documents (including providing informational updates to the Collateral Agent (or its representative)) to ensure that the security interest of the Collateral Agent in the inventory of such Foreign Credit Parties remains fully perfected and enforceable, in each case, on the last day of each calendar month, (ii) if the gross book value of the inventory of Foreign Credit Parties organized under the laws of a given jurisdiction which does not permit (or recognize) the creation of a floating charge over inventory is less than or equal to $15,000,000 in the aggregate for such Foreign Credit Parties organized in such jurisdiction (determined as of the last day of the calendar month then last ended), such Foreign Credit Parties shall be obligated to take all actions required by the respective Foreign Security Documents (including providing informational updates to the Collateral Agent (or its representative)) to ensure that the security interest of the Collateral Agent in the inventory of such Foreign Credit Parties remains fully perfected and enforceable, in each case, on the last day of each calendar quarter and (iii) if the gross book value of the inventory of Foreign Credit Parties organized under the laws of a given jurisdiction which does not permit (or recognize) the creation of a floating charge over inventory is less than $1,000,000 in the aggregate for such Foreign Credit Parties organized in such jurisdiction (determined as of the last day of the calendar month then last ended), such Foreign Credit Parties shall not be obligated to take the actions required to ensure that the security interest of the Collateral Agent in such inventory remains fully perfected and enforceable.

                  102. Notwithstanding anything to the contrary contained in the Credit Agreement or in any Foreign Security Document, the Lenders hereby agree that Foreign Credit Parties organized under the laws of a given jurisdiction which does not permit (or recognize) the creation of a floating charge over equipment shall be obligated to take all actions required by the respective Foreign Security Documents (including providing informational updates to the Collateral Agent (or its representative)) to ensure that the security interest of the Collateral Agent in the equipment of such Foreign Credit Parties remains fully perfected and enforceable, in each case, on the last day of each calendar quarter (rather than on the last day of each calendar month or as otherwise required by said Foreign Security Documents).

                  103. Schedule XI of the Credit Agreement is hereby amended by deleting said Schedule in its entirety and replacing same with new Schedule XI attached hereto.

                  104. Schedule XIV of the Credit Agreement is hereby amended by deleting said Schedule in its entirety and replacing same with new Schedule XIV attached hereto.

                  105. Exhibit A-1 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit A-1 in the form of Exhibit A-1 attached hereto.

                  106. Exhibit A-2 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit A-2 in the form of Exhibit A-2 attached hereto.

                  107. Exhibit B-3 to the Credit Agreement is hereby amended by deleting same in its entirety.

                  108. The Credit Agreement is hereby further amended by adding Exhibit B-3A thereto in the form of Exhibit B-3A attached hereto.

                  109. The Credit Agreement is hereby further amended by adding Exhibit B-3B thereto in the form of Exhibit B-3B attached hereto.

                  110. The Credit Agreement is hereby further amended by adding Exhibit B-6A thereto in the form of Exhibit B-6A attached hereto.

                  111. Exhibit B-6 to the Credit Agreement is hereby amended by deleting same in its entirety.

                  112. The Credit Agreement is hereby further amended by adding Exhibit B-6B thereto in the form of Exhibit B-6B attached hereto.

                  113. Exhibit C-1 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit C-1 in the form of Exhibit C-1 attached hereto.

                  114. Exhibit C-2 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit C-2 in the form of Exhibit C-2 attached hereto.

                  115. Exhibit K to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit K in the form of Exhibit K attached hereto.



II. Amendments to U.S. Subsidiaries Guaranty.

                  1. The first recital of the U.S. Subsidiaries Guaranty is hereby amended by deleting the text "Bank Guaranties for the account of the Bermuda Borrower" appearing in said recital and inserting the text "Bank Guaranties for the respective accounts of the Borrowers" in lieu thereof.

                  2. The fourth recital of the U.S. Subsidiaries Guaranty is hereby amended by deleting the text "Bank Guaranties for the account of the Bermuda Borrower" appearing in said recital and inserting the text "Bank Guaranties for the respective accounts of the Borrowers" in lieu thereof.

                  3. The fifth recital of the U.S. Subsidiaries Guaranty is hereby amended by deleting each instance of the text "Bank Guaranties for the account of the Bermuda Borrower" appearing in said recital and inserting the text "Bank Guaranties for the respective accounts of the Borrowers" in lieu thereof.

                  4. Section 12 of the U.S. Subsidiaries Guaranty is hereby amended by deleting the text "the account of the Bermuda Borrower" appearing in the first paragraph of said Section and inserting the text "the respective accounts of the Borrowers" in lieu thereof.

III. Amendment to Foreign Subsidiaries Guaranty.

                  1. Section 1 of the Foreign Subsidiaries Guaranty is hereby amended by deleting the text "with respect to Bank Guaranties" appearing in clause (x) of said Section and inserting the text "with respect to Bank Guaranties issued for the account of the Bermuda Borrower" in lieu thereof.

                  2. Section 17 of the Foreign Subsidiaries Guaranty is hereby amended by (i) inserting the text "(I)" immediately after the text "it being understood that" in the first place such text appears in said Section, (ii) inserting the text " and (II) any modification to Section 24 to add additional guaranty limitations in respect of an additional Guarantor hereunder, in either case," immediately prior to the text "shall not constitute" in the first place such text appears in said Section and (iii) deleting the text "(or to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Lender)" in the first place such text appears in said Section and inserting the text "(or (A) to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Lender, or (B) to the extent permitted by Section 13.12 of the Credit Agreement, the Administrative Agent)" in lieu thereof.

IV. Amendments to Intercompany Subordination Agreement.

                  1. The thirteenth recital of the Intercompany Subordination Agreement is hereby amended by inserting the text ", the New 2010 Senior Notes Documents" immediately following the text "the Credit Agreement" appearing in said recital.

                  2. The recitals of the Intercompany Subordination Agreement are hereby further amended by inserting the following new recitals immediately following the eleventh recital thereof:

                  "WHEREAS, pursuant to the New 2010 Senior Notes Indenture, the U.S. Borrower has issued the New 2010 Senior Notes in aggregate principal amount of $400,000,000 (with the holders from time to time of such New 2010 Senior Notes being herein called the "New 2010 Senior Noteholders") pursuant to the New 2010 Senior Notes Indenture;

                  WHEREAS, certain U.S. Subsidiary Guarantors have guaranteed the repayment in full of the New 2010 Senior Notes pursuant to the New 2010 Senior Notes Indenture;"

                  3. The definition of "Senior Creditors" appearing in Section 7 of the Intercompany Subordination Agreement is hereby amended by (i) deleting the word "and" appearing immediately following the text "the Existing Senior Noteholders" and inserting a comma in lieu thereof and (ii) inserting the text "and the New 2010 Senior Noteholders" immediately following the text "the New Senior Noteholders" appearing in said definition.

                  4. The definition of "Senior Indebtedness" appearing in
Section 7 of the Intercompany Subordination Agreement is hereby amended by (i) deleting the text "Credit Agreement Party" in each place such text appears in clauses (iii), (iv) and (v) of said definition and inserting the text "U.S. Credit Party" in lieu thereof (ii) deleting the word "and" appearing at the end of clause (iv) of said definition, (iii) deleting the period appearing at the end of clause (v) of said definition and inserting the text "; and" in lieu thereof and (iv) inserting the following new clause (vi) at the end of said definition:

                  "(vi) all Obligations (including Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each U.S. Credit Party to the New 2010 Senior Noteholders, now existing or hereafter incurred under, arising out of or in connection with any New 2010 Senior Notes Documents (including, without limitation, all such obligations and liabilities under any guarantees relating thereto) and the due performance and compliance by each such U.S. Credit Party with the terms of each such New 2010 Senior Notes Document (all such obligations and liabilities under this clause (vi) being herein collectively called the "New 2010 Senior Note Obligations").".

V. Amendments to Capital Call Agreement.

                  1. The recitals of the Capital Call Agreement are hereby amended by inserting the following new recital immediately following the fourth recital thereof:

                  "WHEREAS, the U.S. Borrower has issued $400,000,000 in aggregate principal amount of New 2010 Senior Notes (with the holders from time to time of such New 2010 Senior Notes being herein called the "New 2010 Senior Noteholders") pursuant to the New 2010 Senior Notes Indenture;".

                  2. The seventh recital of the Capital Call Agreement is hereby amended by (i) deleting the word "and" appearing immediately following the text "under the Credit Agreement" and inserting a comma in lieu thereof and (ii) inserting the text "and the issuance of New 2010 Senior Notes to the New 2010 Senior Noteholders pursuant to the New 2010 Senior Notes Indenture" immediately following the text "the New Senior Notes Indenture" appearing in said recital.

                  3. The definition of "Capital Call Amount" appearing in
Section 1 of the Capital Call Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                  "Capital Call Amount" shall mean (i) in the case of a Capital Call Event described in clause (i) of the definition thereof, that amount which is required to achieve compliance with a maximum Leverage Ratio of 4.65:1.0 as at the last day of the Test Period ended on the last day of the 1st Fiscal Quarter of Fiscal Year 2004 (as determined on a Pro Forma Basis, after giving effect to the repayment of Loans with the proceeds of the respective Capital Call required pursuant to Section 4.02(e) of the Credit Agreement), and (ii) in the case of a Capital Call Event described in clause (ii) of the definition thereof, the Maximum Capital Call Amount in effect at the time of the occurrence of such Capital Call Event; provided that in no event shall (x) the Capital Call Amount in respect of any Capital Call Event exceed the Maximum Capital Call Amount as same is in effect on the date of the occurrence of the respective Capital Call Event or (y) the aggregate amount of Investments pursuant to all Capital Calls under this Agreement exceed $50,000,000.

                  4. The definition of "Capital Call Event" appearing in Section 1 of the Capital Call Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                  "Capital Call Event" shall mean the occurrence of any of the following: (i) Holdings' failure to achieve a Leverage Ratio of 4.65:1.0 (or less) as at the last day of the Test Period ended on the last day of the 1st Fiscal Quarter of Fiscal Year 2004 and (ii) Holdings' failure to deliver a Capital Call Officer's Certificate on the date of the required delivery of the financial statements in respect of the 1st Fiscal Quarter of Fiscal Year 2004 pursuant to
         Section 8.01(b) of the Credit Agreement.

                  5. The definition of "Capital Call Officer's Certificate" appearing in Section 1 of the Capital Call Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                  "Capital Call Officer's Certificate" shall mean an officer's certificate of the Chief Financial Officer of Holdings, which officer's certificate shall (i) be delivered to the Administrative Agent and the Lenders on the date of the required delivery of the financial statements in respect of the 1st Fiscal Quarter of Fiscal Year 2004 pursuant to (and within the time frames specified in) Section 8.01(b) of the Credit Agreement, (ii) set forth the Consolidated Indebtedness and Consolidated EBITDA of Holdings as at the last day of, or for, the Test Period ending on the last day of the 1st Fiscal Quarter of Fiscal Year 2004, (iii) set forth in reasonable detail the calculations required to establish that Holdings achieved a Leverage Ratio of 4.65:1.0 (or less) as at the last day of the Test Period ended on the last day of the 1st Fiscal Quarter of Fiscal Year 2004, and (iv) otherwise be in form and substance satisfactory to the Administrative Agent.

                  6. The definition of "First Compliance Date" appearing in
Section 1 of the Capital Call Agreement is hereby deleted in its entirety.

                  7. The definition of "Senior Noteholders" appearing in Section 1 of the Capital Call Agreement is hereby amended by inserting the text ", the New 2010 Senior Noteholders" immediately following the text "the Existing 2013 Senior Noteholders" appearing in said definition.

                  8. Section 1 of the Capital Call Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetical order:

                  "New 2010 Senior Noteholders" shall have the meaning provided in the recitals to this Agreement.

                  "Compliance Date" shall mean the earlier to occur of (i) that date on which Holdings shall have delivered a Capital Call Officer's Certificate demonstrating compliance with a Leverage Ratio of 4.65:1.0 as at the last day of the Test Period ended on the last day of the 1st Fiscal Quarter of Fiscal Year 2004 and (ii) that date upon which Murdock shall have funded a Capital Call in an amount equal to the required Capital Call Amount pursuant to, and in accordance with the requirements of, Section 2(a) as a result of a Capital Call Event of the type described in clause (i) of the definition thereof.

                  9. Section 2(a) of the Capital Call Agreement is hereby amended by (i) deleting the comma appearing at the end of clause (w) of said Section and inserting the word "and" in lieu thereof, (ii) deleting the text "the date upon which Holdings shall deliver a Capital Call Officer's Certificate in respect of the 1st Fiscal Quarter of Fiscal Year 2005 which indicates that a Capital Call Event described in clause (ii) of the definition thereof shall have occurred, (y) the date any Capital Call Event described in clause (iii) of the definition hereof shall have occurred, and (z)" appearing in said Section, (iii) deleting the text "clause (iv)" appearing in said Section and inserting the text "clause (ii)" in lieu thereof and (iv) inserting the text "the New 2010 Senior Notes Documents," immediately following the text "the New Senior Notes Documents," appearing in clause (ii) of the first proviso of said Section.

                  10. Section 8 of the Capital Call Agreement is hereby amended by deleting the word "and" appearing immediately following the text "the Credit Agreement" in said Section and inserting a comma in lieu thereof and (ii) inserting the text "and the New 2010 Senior Noteholders to enter into the New 2010 Senior Notes Indenture," immediately following the text "the New Senior Notes Indenture" appearing in said Section.

                  11. Section 13 of the Capital Call Agreement is hereby amended by (i) deleting each instance of the text "First Compliance Date" in said Section and inserting the text "Compliance Date" in lieu thereof and (ii) deleting the fourth sentence of said Section in its entirety and inserting the following new sentence in lieu thereof:

                  "Except as provided in the immediately preceding sentence, neither Murdock nor Holdings may assign any of their respective rights or obligations hereunder without the consent of the Administrative Agent (acting with the consent of each of the Lenders) and, at all times prior to the Compliance Date, (i) the consent of the trustee under the New Senior Notes Indenture (acting with the consent of the New Senior Noteholders holding a majority of the outstanding principal amount of the New Senior Notes), (ii) the consent of the trustee under the New 2010 Senior Notes Indenture (acting with the consent of the New 2010 Senior Noteholders holding a majority of the outstanding principal amount of the New 2010 Senior Notes) and (iii) the consent of the trustee under the Existing 2009 Senior Notes Indenture, the trustee under the Existing 2013 Senior Notes Indenture and the trustee under the New Senior Notes Indenture (in the case of this clause (iii), acting with the consent of the holders of a majority of the aggregate principal amount of the Existing 2009 Senior Notes, the Existing 2013 Senior Notes and the New Senior Notes, as a single class) (with the consents described in preceding clauses (i), (ii) and (iii) being herein called the "Requisite Senior Noteholder Consents").".

                  12. Section 14 of the Capital Call Agreement is hereby amended by deleting the text "First Compliance Date" in said Section and inserting the text "Compliance Date" in lieu thereof.

                  13. Section 16 of the Capital Call Agreement is hereby amended by (i) deleting the text "First Compliance Date" in said Section and inserting the text "Compliance Date" in lieu thereof, (ii) deleting the word "and" appearing at the end of clause (ii) of said Section and inserting a comma in lieu thereof and (iii) inserting the text "and (iv) all New 2010 Senior Notes and all other amounts owing under the New 2010 Senior Notes Documents (other than obligations in respect of indemnities not yet claimed) have been repaid in full" immediately preceding the period at the end said Section.

VI. Miscellaneous Provisions.

                  1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the First Amendment Effective Date, both immediately before and immediately after giving effect thereto; and

                  (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, the U.S. Subsidiaries Guaranty, the Foreign Subsidiaries Guaranty, the Intercompany Subordination Agreement, the Capital Call Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

                    4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "First Amendment Effective Date") when each of the following conditions shall have been satisfied; provided that the First Amendment Effective Date may occur concurrently with the last of such conditions to be satisfied:

                  (i) each Credit Agreement Party, each Lender, each party to the Capital Call Agreement, each U.S. Subsidiary Guarantor party to the U.S. Subsidiaries Guaranty, each Foreign Subsidiary Guarantor party to the Foreign Subsidiaries Guaranty and each Party (as defined in the Intercompany Subordination Agreement) party to the Intercompany Subordination Agreement shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

                  (ii) Holdings and the Borrowers shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including legal fees and expenses, but excluding (x) legal fees and expenses not invoiced to Holdings and the Borrowers by the date two days prior to the First Amendment Effective Date and (y) the Amendment Fee referred to in Section 6 below) payable to the Administrative Agent and the Lenders to the extent then due;

                  (iii) the New 2010 Senior Notes shall have been issued generating gross cash proceeds of at least $400.0 million, all of which shall have been applied to repay Loans in accordance with the requirements of the Credit Agreement (as amended hereby); and

                  (iv) the Administrative Agent shall have received from Paul, Hastings, Janofsky and Walker LLP, special New York counsel to the Credit Parties, an opinion addressed to each Agent, the Collateral Agent and each of the Banks and dated the First Amendment Effective Date, which opinion shall be required to contain an opinion as to (x) due authorization, execution and delivery of this Amendment by Holdings and the U.S. Borrower and (y) no conflict with the New 2010 Senior Notes Indenture, the New Senior Notes Indenture, the Existing 2009 Senior Notes Indenture and the Existing 2013 Senior Notes Indenture) and shall be in form and substance reasonably satisfactory to the Administrative Agent;

provided however that in the event that any Foreign Subsidiary (other than the Bermuda Borrower) fails to execute this Amendment on the date that all of the other conditions set forth in this Section 5 shall have been satisfied, this Amendment shall nevertheless be deemed to have become effective (except for Parts III and IV hereof) and the First Amendment Effective Date shall be deemed to have occurred, provided that the Credit Agreement Parties shall cause each such Foreign Subsidiary which has not so executed this Amendment on such date to execute and deliver its signature page hereto within 30 calendar days following the First Amendment Effective Date, at which time the provisions of Parts III and IV hereof shall become effective (the "Delayed Effective Time").

                  6. The Borrowers hereby covenant and agree (on a joint and several basis) that, so long as the First Amendment Effective Date occurs, they shall pay (in U.S. Dollars) to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on May 27, 2003, a non-refundable cash fee (the "Amendment Fee") in an amount equal to 37.5 basis points (0.375%) on an amount equal to the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the First Amendment Effective Date (after giving effect to the repayment of Term Loans of such Lender on such date with the Net Cash Proceeds from the issuance of the New 2010 Senior Notes) plus (ii) the Revolving Loan Commitment of such Lender as in effect on the First Amendment Effective Date (after giving effect to the reduction of the Total Revolving Loan Commitment on such date with the Net Cash Proceeds from the issuance of the New 2010 Senior Notes). The Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Amendment Fee shall be paid by the Borrowers to the Administrative Agent for distribution to the relevant Lenders not later than the second Business Day following the First Amendment Effective Date.

                  7. From and after the First Amendment Effective Date or the Delayed Effective Time, as the case may be, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement, the U.S. Subsidiaries Guaranty, the Foreign Subsidiaries Guaranty, the Intercompany Subordination Agreement and the Capital Call Agreement shall be deemed to be references to the Credit Agreement, the Intercompany Subordination Agreement or the Capital Call Agreement, as the case may be, as modified hereby on First Amendment Effective Date or the Delayed Effective Time, as the case may be.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                        DHM HOLDING COMPANY, INC.,
                                             as a Guarantor and a Party


                                        By   /s/ Richard J. Dahl
                                             -----------------------------------
                                             Name:  Richard J. Dahl
                                             Title: Vice President, Chief
                                                    Financial Officer and
                                                    Assistant Secretary



                                        DOLE FOOD COMPANY, INC.,
                                             as a Borrower and a Party


                                        By   /s/ Richard J. Dahl
                                             -----------------------------------
                                             Name:  Richard J. Dahl
                                             Title: Vice President and Chief
                                                    Financial Officer



                                        SOLVEST, LTD.,
                                             a Borrower and a Party


                                        By   /s/ Beth Potillo
                                             -----------------------------------
                                             Name:  Beth Potillo
                                             Title: Vice President and Treasurer



                                        DAVID H. MURDOCK,
                                             Individually and as trustee for
                                             the David H. Murdock Living Trust


                                        By   /s/ David H. Murdock
                                             -----------------------------------

                                        AG 1970, INC.
                                        AG 1971, INC.
                                        AG 1972, INC.
                                        ALYSSUM CORPORATION
                                        BANANERA ANTILLANA (COLOMBIA), INC.
                                        BARCLAY HOLLANDER CORPORATION
                                        BLUE ANTHURIUM, INC.
                                        BUD ANTLE, INC.
                                        CALAZO CORPORATION
                                        CALICAHOMES, INC.
                                        CALIFORNIA POLARIS, INC.
                                        CERULEAN, INC.
                                        CLOVIS CITRUS ASSOCIATION
                                        COOL ADVANTAGE, INC.
                                        COOL CARE, INC.
                                        DELPHINIUM CORPORATION
                                        DIVERSIFIED IMPORTS CO.
                                        DNW SERVICES COMPANY
                                        DOLE ABPIK, INC.
                                        DOLE ARIZONA DRIED FRUIT AND NUT COMPANY
                                        DOLE ASSETS, INC.
                                        DOLE CARROT COMPANY
                                        DOLE CITRUS
                                        DOLE DF&N, INC.
                                        DOLE DIVERSIFIED, INC.
                                        DOLE DRIED FRUIT AND NUT COMPANY
                                        DOLE EUROPE COMPANY
                                        DOLE FARMING, INC.
                                        DOLE FOOD FLIGHT OPERATIONS. INC.
                                        DOLE FRESH FLOWERS, INC.
                                        DOLE FRESH FRUIT COMPANY
                                        DOLE FRESH VEGETABLES, INC.
                                        DOLE HOLDINGS, INC.
                                        DOLE LAND COMPANY, INC.
                                        DOLE LOGISTICS SERVICES, INC.
                                        DOLE NORTHWEST, INC.
                                        DOLE OCEAN CARGO EXPRESS, INC.
                                        DOLE OCEAN LINER EXPRESS, INC.
                                        DOLE ORLAND, INC.
                                        DOLE PACKAGED FOODS CORPORATION
                                        DOLE SUNFRESH EXPRESS, INC.
                                        DOLE VISAGE, INC.
                                        E.T. WALL COMPANY
                                        EARLIBEST ORANGE ASSOCIATION, INC.
                                        FALLBROOK CITRUS COMPANY, INC.

                                        FLOWERNET, INC.
                                        IKON CORPORATION
                                        LA PETITE D'AGEN, INC.
                                        LINDERO HEADQUARTERS COMPANY, INC.
                                        LINDERO PROPERTY, INC.
                                        M K DEVELOPMENT, INC.
                                        MALAGA COMPANY, INC.
                                        MUSCAT, INC.
                                        OAHU TRANSPORT COMPANY, LIMITED
                                        OCEAN VIEW PRODUCE COMPANY
                                        PACIFIC COAST TRUCK COMPANY
                                        PAN-ALASKA FISHERIES, INC.
                                        PRAIRIE VISTA, INC.
                                        RENAISSANCE CAPITAL CORPORATION
                                        ROYAL PACKING, CO.
                                        SAW GRASS TRANSPORT, INC.
                                        STANDARD FRUIT AND STEAMSHIP COMPANY
                                        STANDARD FRUIT COMPANY
                                        SUN COUNTRY PRODUCE, INC.
                                        SUN GIANT, INC.
                                        VELTMAN TERMINAL CO.
                                        WAHIAWA WATER COMPANY, INC.
                                        WAIALUA SUGAR COMPANY, INC.
                                        WEST FOODS, INC.
                                        ZANTE CURRANT, INC.

                                             By Richard Dahl,
                                             on behalf of each of the above
                                             Domestic Subsidiaries


                                        By   /s/ Richard J. Dahl
                                             -----------------------------------
                                             Title: Authorized Officer



                                        MIRADERO FISHING CO., INC.


                                        By   /s/ Beth Potillo
                                             -----------------------------------
                                             Name:  Beth Potillo
                                             Title: Treasurer

                                        ACTIVIDADES AGRICOLAS, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        AEROFUMIGACION CENTROAMERICANA, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        AGOURA LIMITED


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        AGRICOLA CALIFORNIA, LTDA.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        AGRICOLA EUFEMIA LTDA.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        AGRICOLA PENCAHUE LTDA.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        AGRICOLA PUNITAQUI LTDA.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        AGRICOLA RAUQUEN LTDA.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        AGRICOLA SANTA INES, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        AGROINDUSTRIA DEL CARIBE, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        AGROINDUSTRIAL ALMA VERDE, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        AGROINDUSTRIAL PINAS DEL BOSQUE, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        AGROPECUARIA RIO JIMENEZ, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        AGROPECUARIA SAN GABRIEL LTDA.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        AGROPECUARIA SAN PEDRO LTDA.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        AGROVERDE S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        ALMACENES ATALANTA, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        ALPPHA SIDERAL, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        ASHFORD COMPANY, LTD.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        BALTIME LIMITED


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        BANA LTDA.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        BANANACORP, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        BANANERA EL PORVENIR, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        BANANERA LA PAZ, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        BANANERA RIO MAME, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        BANAPLUS, INC.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        BANCUBER, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        BETINO, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        BIENES Y SERVICIOS S DE R L DE CV


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        BIENES Y VALORES, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        BRUNETTI S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        CARTONES SAN FERNANDO, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        CASTLE & COOKE WORLDWIDE, LTD.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COMPANIA AGRICOLA EL PROGRESO, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COMPANIA AGRICOLA INDUSTRIAL
                                             CEIBENA, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        COMPANIA AGRICOLA MAZAPAN, S.A.


                                            By
                                                 -------------------------------
                                                 Name:
                                                 Title:



                                        COMPANIA AGROPECUARIA EL PORVENIR, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COMPANIA BANANERA DEBA, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COMPANIA BANANERA DEL SAN RAFAEL, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COMPANIA BANANERA EL ENCANTO, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        COMPANIA EXPORTADORA DE PRODUCTOS
                                             AGRICOLAS S.C.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COMPANIA FINANCIERA DE COSTA RICA, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COMPANIA FRUTOS DE LA TIERRA, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COMPANIA NAVIERA AGMARESA, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        CLINICAS MEDICAS DEL AGUAN, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        COMERCIAL INDUSTRIAL ECUATORIANA, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COMERCIALIZACIONES SUNMEX MEXICANA,
                                             S.A. DE C.V.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COMERCIALIZADORA E IMPORTADORA VINA DEL
                                             MAR, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COORDINADORA DE SERVICIOS DE
                                             TRANSPORTE, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COPDEBAN S.A.C.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        DESARROLLO BANANERO LA ESPERANZA, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DESARROLLO MELONERO DEL GOLFO, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DESARROLLOS URBANOS LA CEIBA, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DFC FOODS, INC.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DISTRIBUIDORA DE PRODUCTOS DIVERSOS,
                                             S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        DIVERSIFICADOS DE COSTA RICA DICORI,
                                             S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE ASIA, LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE CHILE S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE CHINA LIMITED

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE COMERCIALIZACION

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        DOLE DE VENEZUELA, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE DEUTSCHLAND
                                             BETEILIGUNGSGESELLSCHAFT MBH

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE DEUTSCHLAND GMBH

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE BRASIL, LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE EUROPE S.A.S.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        DOLE EUROPE B.V.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE FOOD ESPANA, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        DOLE FOODS OF CANADA, LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE FOREIGN HOLDINGS, LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE FRANCE, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        DOLE FRESH FRUIT EUROPE OHG

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE FRESH FRUIT HELLAS

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE FRESH FRUIT INTERNATIONAL LIMITED

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE FRESH FRUIT MED GIDA URUNLERI
                                             TICAET A.S.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE HOLLAND B.V.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        DOLE HONG KONG LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE INTERNATIONAL, LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE ITALIA SPA

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        KABUSHIKI KAISHA DOLE

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE KOREA, LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        MEXICOTEC, S.A. DE C.V.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE NEW ZEALAND LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE PACKAGED FOODS EUROPESAS

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE PACIFIC GENERAL SERVICES, LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE PHILIPPINES, INC.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        DOLE POLAND SP.ZO.O

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        QINGDAO DOLE FOOD CO, LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE SHANGHAI CO. LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE SHARED SERVICES, LIMITED

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE SOUTH AFRICA

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        DOLE THOMSEN S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE U.K. LIMITED

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        EMBALAJES STANDARD, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        ENERGUA S.A. SUCURSALI HONDURAS

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        ENERGUA S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        EQUIPO PESADO S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        ESTIBADORES GOLFITENOS

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        FABRICA DE MANTECA & JABON
                                             ATLANTIDA, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        FRATELLI ISELLA S.R.L.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        FRIOCONT, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        FRUIT CARE SERVICES

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        FRUTBAN, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        GRANELCONT, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        GUAYAMI, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        HACIENDA LA ROSALIA, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        HOSPITAL COYOLES, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        INTERFRUIT COMPANY, LIMITED

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        INVERSIONES AGRICA, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        INVERSIONES DEL AGRO, C.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        INVERSIONES DEL PACIFICO S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        COMPANIA INVERSIONES MEDICAS NACIONALE
                                             S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        INVERSIONES ORIHUECA LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        INVERSIONES Y VALORES DE
                                             MONTECRISTO, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        LA FIORITA SRL

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        LA PERLA, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        LABORATORIOS Y SERVICIOS DE
                                             MERISTEMOS, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        MAGAZZINI FRIGORIFERI DI SANTA PALOMBA

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        MAHELE, LIMITED

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        MANUFACTURAS DE CARTON, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        MEGABANANA, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        MODUMOLL, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        MULTISERVICIOS, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        NAPORTEC, S.A.


                                        PAUL KEMPOWSKI GMBH & CO. KG

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        PEMATIN S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        PESCASEROLI S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        PINA ANTILLANA, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        PLASTICOS, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        PRODUCTORA AGRICOLA DE ATLANTIDA, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        PRODUCTORA CARTONERA, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        PRODUCTOS DEL LITORAL, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        PROPOLISA, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        REDAMAWAL, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        REEFERSHIP MARINE SERVICES, LTD

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        ROXANA FARMS, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        SERVICIOS ADUANALES BANADOLE

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        SERVICIOS E INVESTEGACIONES AEREAS, SA

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        SERVICIOS HONDORENOS DE AGRICULTURA Y
                                             RECURSOS

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        SERVICIOS TECHNICIOS PORTUARIOS S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        SHANGHI DOLE YANHAI FOOD CO. LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        SIEMBRANUEVA, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        CI AGRICOLA EL CASTILLO LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        CI AGRICOLA GUACARI LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        ALTALANOS TECHNOLOGY, INC.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        AMERICAFLOR LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        ASPEN INTERNATIONAL, INC.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        BLUEWATER INDUSTRIES LIMITED

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        BOGOR CAPITAL LIMITED

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        BROOK INVESTMENT LIMITED

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        CARDANZ TECHNOLOGIES CORP.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COLOMBIAN CARNATIONS LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        COMERCIALIZADORA CARIBBEAN LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        CULTIVOS DEL CARIBE LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        CULTIVOS SAN NICOLAS LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        FLORAMERICA INVESTMENTS LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        FLORAMERICA LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        FLORES ALTAMIRA LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        FLORES DE EXPORTACION LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        FLORES LA FRAGANCIA LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        FLORES LAS PALMAS LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        FLORES LUCITANIA, S. DE R.L. DE C.V.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        FLORES MITAD DEL MUNDO LTDA

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        FLORES PRIMAVERA LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        INVERSIONES COMERTEX, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        JARDINES DE COLOMBIA LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        JARDINES DE VALLE LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        JOROKO INTERTRADE LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        LIVERPOOL INTERNATIONAL, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        MARSELLA INTERNATIONAL CORP.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        MILANO TRADING CORPORATION

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        MONACO INVESTMENT CORP

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        NEWENT TRADING, INC.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        NOIR VENTURES CORP.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        NORWICK TECHNOLOGIES CORP.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        OLYMPIA FLOWERS LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        OPAL RESOURCES, LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        POLAR TRADING CORP.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        PORCELAIN FLOWERS LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        RIVERWOOD MANAGEMENT COMPANY INC.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        SANTA MONICA FLOWERS LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        SPLENDOR FLOWERS LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        SOCIEDAD AGROPECUARINA PIMOCHA C.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        SOGAS, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        SOLAMERICA, LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        SOLEIL HOLDING FRANCE S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        STANDARD FRUIT CO. (BERMUDA)

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        STANDARD FRUIT COMPANY DE
                                             COSTA RICA S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        STANDARD FRUIT DE GUATEMALA S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        STANDARD FRUIT DE HONDURAS, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        STANDARD FRUIT, S.A. (ARGENTINA)

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        TALLERES Y LLANTAS S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        TENICAS BALTIME DE COLOMBIA S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        TECNICOS Y ELECTRICITAS S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        THAI AMERICAN FOOD CO., LTD.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        TINADI, S.A.


                                        TRANSPORTES POR MAR S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        TRANSTRADING OVERSEAS, LTD

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        TROPICAL NAVIGATION (MALTA) LIMITED

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        TROPICAL SHIPPING ITALIANA, T.S.I.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        UBESAIR, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        UNION DE BANANEROS ECUATORIANOS, S.A.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        VERENIGDE BANANEN HANDLELAREB N.V.
                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        VIGILANCIA Y SEGIRIDAD, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        VIUDA DE SABATE, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        ZANPOTI, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        CAMARILLO LIMITED

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        MENDOCINO LIMITED

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        FLORES SAN JOAQUIN LTDA.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        ESTIBADORES DEL TROPICO

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        INTEROCEAN FINANCIAL MANAGEMENT
                                             CORPORATION

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        INVERSIONISTA FORTUNA S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        INVERSIONISTA FORTUNA S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        INVERSIONISTA ZARATI, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        BENVUE INTERNATIONAL, INC.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        BLOCK INVESTMENTS, INC.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE AVIATION

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DOLE FRESH FRUIT INTERNATIONAL, INC.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        OPERACIONES TROPICALES, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        PRELL CORPORATION

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        SINGLE TREE CORPORATION

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        COMERCIAL AGROFLOR S. DE R.L.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        DELTA TREE ENTERPRISES S. DE R.L.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        FLOWER INTERNATIONAL, S. DE R.L.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        GALANA INTERNACIONAL, S. DE R.L.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        IMPORTADORA Y EXPORTADORA
                                             NOPAL, S. DE R.L.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        IMPORTADORA Y EXPORTADORA
                                             ROVEGO, S. DE R.L.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        INVERSIONES CROWN, S. DE R.L.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                        INVERSIONES FLORICOLA S. DE R.L.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        NICOLLE INTERNATIONAL, S. DE R.L.


                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        PEYTON FLOWERS, S. DE R.L.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:



                                        TRIPLEJAY INVESTMENT CORP, S.A.

                                        By
                                             -----------------------------------
                                             Name:
                                             Title:

                                  DEUTSCHE BANK AG NEW YORK BRANCH,
                                       Individually, and as Administrative Agent

                                  By   /s/ Scottye Lindsey
                                       -----------------------------------------
                                       Name:    Scottye Lindsey
                                       Title:   Vice President

                                  By   /s/ Gregory Shefrin
                                       -----------------------------------------
                                       Name:    Gregory Shefrin
                                       Title:   Director


                                  THE BANK OF NOVA SCOTIA,
                                       Individually, as Co-Syndication Agent and as Joint Lead Arranger

                                  By   /s/ M. Van Otterloo
                                       -----------------------------------------
                                       Name:    M. Van Otterloo
                                       Title:   Managing Director


                                  BANC OF AMERICA SECURITIES LLC,
                                       Individually, as Co-Syndication Agent and as Joint Lead Arranger

                                  By   /s/ James Jeffries
                                       -----------------------------------------
                                       Name:    James Jeffries
                                       Title:   Principal


                                  FLEET NATIONAL BANK,
                                       Individually, and as Co-Documentation
                                       Agent

                                  By   /s/ Robert W. MacElhiney
                                       -----------------------------------------
                                       Name:    Robert W. MacElhiney
                                       Title:   Director

                                  SOCIETE GENERALE,
                                       Individually, and as Co-Documentation
                                       Agent

                                  By   /s/ Wayne Hosang
                                       -----------------------------------------
                                       Name:    G. Wayne Hosang
                                       Title:   Vice President


                                  BANK OF AMERICA. N.A.

                                  By   /s/ William F. Sweeney
                                       -----------------------------------------
                                       Name:    William F. Sweeney
                                       Title:   Managing Director


                                  COBANK, ACB

                                  By   /s/ S. Richard Dill
                                       -----------------------------------------
                                       Name:    S. Richard Dill
                                       Title:   Vice President


                                  COOPERATIVE CENTRALE RAFFEISEN-BOERENLEENBANK
                                       B.A, "RABOBANK INTERNATIONAL", NEW YORK
                                       BRANCH

                                  By   /s/ Bradford F. Scott
                                       -----------------------------------------
                                       Name:    Bradford F. Scott
                                       Title:   Executive Director


                                  By   /s/ Ian Reece
                                       -----------------------------------------
                                       Name:    Ian Reece
                                       Title:   Managing Director


                                  HARRIS TRUST AND SAVINGS BANK

                                  By   /s/ Leili Ghazi
                                       -----------------------------------------
                                       Name:    Leili Ghazi
                                       Title:   Vice President

                                  FORTIS CAPITAL CORP.

                                  By   /s/ John O'Connor
                                       -----------------------------------------
                                       Name:    John O'Connor
                                       Title:   Managing Director

                                  By   /s/ Stephen Suo
                                       -----------------------------------------
                                       Name:    Stephen Suo
                                       Title:   Assistant Vice President


                                  THE GOVERNOR AND COMPANY OF
                                       THE BANK OF IRELAND

                                  By   /s/ Tom Hayes
                                       -----------------------------------------
                                       Name:    Tom Hayes
                                       Title:   Head of Acquisition Finance


                                  BANK OF HAWAII

                                  By   /s/ John McKenna
                                       -----------------------------------------
                                       Name:    John McKenna
                                       Title:   Vice President


                                  UNITED OVERSEAS BANK LIMITED,
                                      NEW YORK AGENCY

                                  By   /s/ Kwong Yew Wong
                                       -----------------------------------------
                                       Name:    Kwong Yew Wong
                                       Title:   Agent & General Manager

                                  By   /s/ Philip Cheong
                                       -----------------------------------------
                                       Name:    Philip Cheong
                                       Title:   VP & Deputy General Manager

                                  BANK HAPOALIM B.M

                                  By   /s/ Helen H. Gateson
                                       -----------------------------------------
                                       Name:    Helen H. Gateson
                                       Title:   Vice President

                                  By   /s/ Laura Anne Raffa
                                       -----------------------------------------
                                       Name:    Laura Anne Raffa
                                       Title:   Senior Vice President &
                                                Corporate Manager


                                  ERSTE BANK

                                  By   /s/ Paul Judicke
                                       -----------------------------------------
                                       Name:    Paul Judicke
                                       Title:   Vice President
                                                Erste Bank New York Branch

                                  By   /s/ Bryan J. Lynch
                                       -----------------------------------------
                                       Name:    Bryan J. Lynch
                                       Title:   First Vice President


                                  NATEXIS BANQUES POPULAIRES

                                  By   /s/ Anne Ulrich
                                       -----------------------------------------
                                       Name:    Anne Ulrich
                                       Title:   Vice President

                                  By   /s/ Pieter J. van Tulder
                                       -----------------------------------------
                                       Name:    Pieter J. van Tulder
                                       Title:   Vice President and Manager
                                                Multinational Group

                                  FARM CREDIT WEST, PCA

                                  By   /s/ Mark D. Littlefield
                                       -----------------------------------------
                                       Name:    Mark D. Littlefield
                                       Title:   Senior Vice President


                                  GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

                                  By   /s/ Alfred S. Compton, Jr.
                                       -----------------------------------------
                                       Name:    Alfred S. Compton, Jr.
                                       Title:   Vice President/Senior Lending
                                                Officer


                                  PINEHURST TRADING, INC.

                                  By   /s/ Ann E. Morris
                                       -----------------------------------------
                                       Name: Ann E. Morris
                                       Title:  Assistant Vice President


                                  AGFIRST FARM CREDIT BANK

                                  By   /s/ John W. Burnside, Jr.
                                       -----------------------------------------
                                       Name:    John W. Burnside, Jr.
                                       Title:   Vice President


                                  LANDMARK CDO LTD

                                       By  Aladdin Asset Management LLC


                                  By   /s/ Thomas Eggenschwiler
                                       -----------------------------------------
                                       Name:    Thomas Eggenschwiler
                                       Title:   Vice President

                                  LANDMARK II CDO LTD
                                       By  Aladdin Asset Management LLC

                                  By   /s/ Thomas Eggenschwiler
                                       -----------------------------------------
                                       Name:    Thomas Eggenschwiler
                                       Title:   Vice President


                                  NEW ALLIANCE GLOBAL CDO, LIMITED
                                       By:  Alliance Capital Management L,P.,
                                            as Sub-advisor

                                       By:  Alliance Capital Management
                                            Corporation, as General Partner

                                  By   /s/ Joel Serebransky
                                       -----------------------------------------
                                       Name:    Joel Serebransky
                                       Title:   Senior Vice President


                                  CENTURION CDO II, LTD.

                                       By:  American Express Asset Management
                                            Group Inc. as Collateral Manager


                                  By   /s/ Leanne Stavrakis
                                       -----------------------------------------
                                       Name:    Leanne Stavrakis
                                       Title:   Director - Operations


                                  CENTURION CDO VI, LTD.

                                       By:  American Express Asset Management
                                            Group Inc. as Collateral Manager


                                  By   /s/ Leanne Stavrakis
                                       -----------------------------------------
                                       Name:    Leanne Stavrakis
                                       Title:   Director - Operations

                                  SEQUIIS - CENTURION V, LTD.

                                       By:  American Express Asset Management
                                            Group Inc. as Collateral Manager


                                  By   /s/ Leanne Stavrakis
                                       -----------------------------------------
                                       Name:    Leanne Stavrakis
                                       Title:   Director - Operations


                                  AMERICAN EXPRESS CERTIFICATE COMPANY
                                       By:  American Express Asset Management
                                            Group Inc. as Collateral Manager

                                  By   /s/ Yvonne E. Stevens
                                       -----------------------------------------
                                       Name:    Yvonne E. Stevens
                                       Title:   Senior Managing Director


                                  IDB LIFE INSURANCE COMPANY

                                       By:  American Express Asset Management
                                            Group Inc. as Collateral Manager

                                  By   /s/ Yvonne E. Stevens
                                       -----------------------------------------
                                       Name:    Yvonne E. Stevens
                                       Title:   Senior Managing Director


                                  KZH CYPRESSTREE-1 LLC

                                  By   /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:    Dorian Herrera
                                       Title:   Authorized Agent


                                  KZH ING-2 LLC

                                  By   /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:    Dorian Herrera
                                       Title:   Authorized Agent

                                  KZH STERLING LLC

                                  By   /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:    Dorian Herrera
                                       Title:   Authorized Agent


                                  AMMC CDO I, LIMITED

                                       By:  American Money Management Corp.,
                                            as Collateral Manager

                                  By   /s/ David P. Meyer
                                       -----------------------------------------
                                       Name:    David P. Meyer
                                       Title:   Vice President


                                  AMMC CDO II, LIMITED

                                       By:  American Money Management Corp.,
                                            as Collateral Manager


                                  By   /s/ David P. Meyer
                                       -----------------------------------------
                                       Name:    David P. Meyer
                                       Title:   Vice President


                                  ANTARES CAPITAL CORPORATION

                                  By   /s/ David Mahon
                                       -----------------------------------------
                                       Name:    David Mahon
                                       Title:   Director

                                  ARES V CLO LTD.
                                       By:  Ares CLO Management V, L.P.
                                            Investment Manager
                                       By:  Ares CLO GP V, LLC
                                            Its Managing Member

                                  By   /s/ Seth B. Brufsky
                                       -----------------------------------------
                                       Name:    Seth B. Brufsky
                                       Title:   Vice President


                                  ARES VII CLO LTD.
                                       By:  Ares CLO Management VII, L.P.
                                            Investment Manager
                                       By:  Ares CLO GP VII, LLC
                                            Its General Partner

                                  By   /s/ Seth B. Brufsky
                                       -----------------------------------------
                                       Name:    Seth B. Brufsky
                                       Title:   Vice President


                                  VENTURE CDO 2002, LIMITED
                                       By its investment advisor, Barclays
                                       Capital Asset Management Limited,

                                       By its sub-advisor, Barclays Bank PLC,
                                       New York Branch

                                  By   /s/ Martin F. Davey
                                       -----------------------------------------
                                       Name:    Martin F. Davey
                                       Title:   Director


                                  VENTURE II CDO 2002, LIMITED
                                       By its investment advisor, Barclays
                                       Bank PLC, New York Branch

                                  By   /s/ Martin F. Davey
                                       -----------------------------------------
                                       Name:    Martin F. Davey
                                       Title:   Director

                                  BAVARIA TRR CORPORATION

                                  By   /s/ Lori Gebron
                                       -----------------------------------------
                                       Name:    Lori Gebron
                                       Title:   Vice President


                                  BAYERISCHE HYPO- UND VEREINSBANK AG,
                                       NEW YORK BRANCH

                                  By   /s/ David E. Kells
                                       -----------------------------------------
                                       Name:    David E. Kells
                                       Title:   Director

                                  By   /s/ Martha G. Martinez
                                       -----------------------------------------
                                       Name:    Martha G. Martinez
                                       Title:   Associate Director


                                  BANK OF MONTREAL

                                  By   /s/ Sadhana Valia
                                       -----------------------------------------
                                       Name:    Sadhana Valia
                                       Title:   Managing Director


                                  BLACK DIAMOND CLO 1998-1, LTD.

                                  By   /s/ Alan Corkish
                                       -----------------------------------------
                                       Name:    Alan Corkish
                                       Title:   Director


                                  BLACK DIAMOND CLO 2000-1, LTD.

                                  By   /s/ Alan Corkish
                                       -----------------------------------------
                                       Name:    Alan Corkish
                                       Title:   Director

                                  MAGNETITE ASSET INVESTORS, LLC
                                  MAGNETITE ASSET INVESTORS III, LLC
                                  MAGNETITE IV CLO, LIMITED
                                  MAGNETITE V CLO, LIMITED
                                  BLACKROCK SENIOR LOAN TRUST
                                  SENIOR LOAN FUND
                                  TITANIUM CBO I, LIMITED


                                  By   /s/ M. Williams
                                       -----------------------------------------
                                       Name:    M. Williams
                                       Title:   Managing Director


                                  CARLYLE HIGH YIELD PARTNERS, L.P.

                                  By   /s/ Linda Pace
                                       -----------------------------------------
                                       Name:    Linda Pace
                                       Title:   Principal


                                  CARLYLE HIGH YIELD PARTNERS II, LTD.

                                  By   /s/ Linda Pace
                                       -----------------------------------------
                                       Name:    Linda Pace
                                       Title:   Principal


                                  CARLYLE HIGH YIELD PARTNERS III, LTD.

                                  By   /s/ Linda Pace
                                       -----------------------------------------
                                       Name:    Linda Pace
                                       Title:   Principal


                                  CARLYLE HIGH YIELD PARTNERS IV, LTD.

                                  By   /s/ Linda Pace
                                       -----------------------------------------
                                       Name:    Linda Pace
                                       Title:   Principal

                                  STANWICH LOAN FUNDING LLC

                                  By   /s/ Ann E. Morris
                                       -----------------------------------------
                                       Name:    Ann E. Morris
                                       Title:   Assistant Vice President


                                  TRUMBULL THC, LTD.

                                  By   /s/ Stacey Malek
                                       -----------------------------------------
                                       Name:    Stacey Malek
                                       Title:   Attorney In Fact


                                  CITADEL HILL 2000 LTD.

                                  By   /s/ Nicholas Karristos
                                       -----------------------------------------
                                       Name:   Nicholas A. Karristos
                                       Title:  Authorized Signatory


                                  CITIGROUP FINANCIAL PRODUCTS INC.,
                                       as Assignee

                                  By   /s/ Shawn Bernet
                                       -----------------------------------------
                                       Name:    Shawn Bernet
                                       Title:   Assistant Vice President


                                  WINGED FOOT FUNDING TRUST

                                  By   /s/ Ann E. Morris
                                       -----------------------------------------
                                       Name:    Ann E. Morris
                                       Title:   Authorized Agent

                                  JUPITER LOAN FUNDING LLC

                                  By   /s/ Ann E. Morris
                                       -----------------------------------------
                                       Name:    Ann E. Morris
                                       Title:   Assistant Vice President


                                  CONTINENTAL ASSURANCE COMPANY ON BEHALF OF
                                       ITS SEPARATE ACCOUNT (E)

                                  By   /s/ Marilou R. McGirr
                                       -----------------------------------------
                                       Name:    Marilou R. McGirr
                                       Title:   Vice President


                                  CONTINENTAL CASUALTY COMPANY

                                  By   /s/ Marilou R. McGirr
                                       -----------------------------------------
                                       Name:    Marilou R. McGirr
                                       Title:   Vice President


                                  COOKSMILL

                                  By   /s/ John R.M. Campbell
                                       -----------------------------------------
                                       Name:    John R.M. Campbell
                                       Title:   Authorized Signatory


                                  ATRIUM CDO

                                  By   /s/ John G. Popp
                                       -----------------------------------------
                                       Name:    John G. Popp
                                       Title:   Authorized Signatory

                                  CSAM FUNDING I

                                  By   /s/ John G. Popp
                                       -----------------------------------------
                                       Name:    John G. Popp
                                       Title:   Authorized Signatory


                                  CSAM FUNDING II

                                  By   /s/ John G. Popp
                                       -----------------------------------------
                                       Name:    John G. Popp
                                       Title:   Authorized Signatory


                                  CSAM FUNDING III

                                  By   /s/ John G. Popp
                                       -----------------------------------------
                                       Name:    John G. Popp
                                       Title:   Authorized Signatory


                                  HEWETT'S ISLAND CDO, LTD

                                  By  /s/ Peter M. Campo
                                      ------------------------------------------
                                       Name:    Peter M. Campo, CFA
                                       Title:   Principal


                                  EAST WEST BANK

                                  By   /s/ Nancy A. Moore
                                       -----------------------------------------
                                       Name:    Nancy A. Moore
                                       Title:   Senior Vice President

                                  FIRST DOMINION FUNDING I

                                  By   /s/ John G. Popp
                                       -----------------------------------------
                                       Name:    John G. Popp
                                       Title:   Authorized Signatory


                                  FIRST DOMINION FUNDING II

                                  By   /s/ John G. Popp
                                       -----------------------------------------
                                       Name:    John G. Popp
                                       Title:   Authorized Signatory


                                  FLAGSHIP CLO II
                                       By:  Flagship Capital Management, Inc.

                                  By   /s/ Eric S. Meyer
                                       -----------------------------------------
                                       Name:    Eric S. Meyer
                                       Title:   Director


                                  FLAGSHIP CLO 2000 - 1
                                       By:  Flagship Capital Management, Inc.

                                  By   /s/ Eric S. Meyer
                                       -----------------------------------------
                                       Name:    Eric S. Meyer
                                       Title:   Director


                                  SEMINOLE FUNDING LLC

                                  By   /s/ Ann E. Morris
                                       -----------------------------------------
                                       Name:    Ann E. Morris
                                       Title:   Assistant Vice President

                                  FRANKLIN FLOATING RATE TRUST

                                  By   /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:    Richard D'Addario
                                       Title:   Senior Vice President


                                  FRANKLIN FLOATING RATE MASTER SERIES

                                  By   /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:    Richard D'Addario
                                       Title:   Senior Vice President


                                  FRANKLIN FLOATING RATE DAILY

                                       ACCESS FUND

                                  By   /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:    Richard D'Addario
                                       Title:   Senior Vice President


                                  FRANKLIN CLO II, LIMITED

                                  By   /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:    Richard D'Addario
                                       Title:   Vice President


                                  FRANKLIN CLO III, LIMITED

                                  By   /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:    Richard D'Addario
                                       Title:   Vice President

                                  FRANKLIN CLO IV, LIMITED

                                  By   /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:    Richard D'Addario
                                       Title:   Vice President


                                  GENERAL ELECTRIC CAPITAL CORPORATION

                                  By   /s/ W. Jerome McDermott
                                       -----------------------------------------
                                       Name:    W. Jerome McDermott
                                       Title:   Duly Authorized Signatory


                                  GOLDENTREE LOAN OPPORTUNITIES I, LP
                                       By:  GoldenTree Asset Management, LP


                                  By   /s/ Frederick S. Haddad
                                       -----------------------------------------
                                       Name:    Frederick S. Haddad


                                  GOLDENTREE LOAN OPPORTUNITIES II, LP
                                       By:  GoldenTree Asset Management, LP


                                  By   /s/ Frederick S. Haddad
                                       -----------------------------------------
                                       Name:    Frederick S. Haddad


                                  GSCP GEMINI FUND LIMITED
                                       By:  GSCP (NJ), L.P., as Collateral
                                            Manager
                                       By:  GSCP (NJ), INC., its General Partner


                                  By   /s/ Tom Inglesby
                                       -----------------------------------------
                                       Name: Tom Inglesby
                                       Title:  Managing Director

                                  GULF STREAM - COMPASS CLO 2002-I, LTD
                                       By Gulf Stream Asset Management LLC

                                  By   /s/ Barry K. Love
                                       -----------------------------------------
                                       Name:    Barry K. Love
                                       Title:   Chief Credit Officer


                                  HAMILTON FLOATING RATE FUND, LLC

                                  By   /s/ Dean Stephan
                                       -----------------------------------------
                                       Name:    Dean Stephan
                                       Title:   Managing Director


                                  IKB CAPITAL CORPORATION

                                  By   /s/ Wolfgang Boeker
                                       -----------------------------------------
                                       Name:    Wolfgang Boeker
                                       Title:   Senior Vice President


                                  INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                       By:  Indosuez Capital as Collateral
                                            Manager

                                  By  /s/ Charles Kobayashi
                                      ------------------------------------------
                                       Name:    Charles Kobayashi
                                       Title:   Principal and Portfolio Manager


                                  RIVIERA FUNDING LLC

                                  By   /s/ Ann E. Morris
                                       -----------------------------------------
                                       Name:    Ann E. Morris
                                       Title:   Assistant Vice President

                                  ENDURANCE CLO I, LTD.
                                       c/o ING Capital Advisors LLC,
                                           as Collateral Manager

                                  By   /s/ Cheryl A. Wasilewski
                                       -----------------------------------------
                                       Name:    Cheryl Wasilewski
                                       Title:   Vice President


                                  ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                                       By:  ING Capital Advisors LLC,
                                            as Collateral Manager

                                  By   /s/ Cheryl A. Wasilewski
                                       -----------------------------------------
                                       Name:    Cheryl Wasilewski
                                       Title:   Vice President


                                  NEMEAN CLO, LTD.
                                       By:  ING Capital Advisors LLC,
                                           as Collateral Manager

                                  By   /s/ Cheryl A. Wasilewski
                                       -----------------------------------------
                                       Name:    Cheryl Wasilewski
                                       Title:   Vice President


                                  BALANCED HIGH-YIELD FUND II, LTD.
                                       By:  ING Capital Advisors LLC,
                                           as Collateral Manager

                                  By   /s/ Cheryl A. Wasilewski
                                       -----------------------------------------
                                       Name:    Cheryl Wasilewski
                                       Title:   Vice President


                                  SEQUILS-ING I (HBDGM), LTD.
                                       By:  ING Capital Advisors LLC,
                                           as Collateral Manager

                                  By   /s/ Cheryl A. Wasilewski
                                       -----------------------------------------
                                       Name:    Cheryl Wasilewski
                                       Title:   Vice President

                                  ORYX CLO, LTD.
                                       By:  ING Capital Advisors LLC,
                                            as Collateral Manager

                                  By   /s/ Cheryl Wasilewski
                                       -----------------------------------------
                                       Name:    Cheryl Wasilewski
                                       Title:   Vice President


                                  AERIES FINANCE-II LTD.
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Sub-Managing Agent

                                  By   /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:    Anne M. McCarthy
                                       Title:   Authorized Signatory


                                  AMARA-I FINANCE, LTD.
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Financial Manager

                                  By   /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:    Anne M. McCarthy
                                       Title:   Authorized Signatory


                                  AMARA 2 FINANCE, LTD.
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Financial Manager

                                  By   /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:    Anne M. McCarthy
                                       Title:   Authorized Signatory

                                  AVALON CAPITAL LTD.
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Portfolio Advisor

                                  By   /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:    Anne M. McCarthy
                                       Title:   Authorized Signatory


                                  AVALON CAPITAL LTD. 2
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Portfolio Advisor

                                  By   /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:    Anne M. McCarthy
                                       Title:   Authorized Signatory


                                  OASIS COLLATERALIZED HIGH INCOME
                                       PORTFOLIOS-1, LTD.
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Subadvisor

                                  By   /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:    Anne M. McCarthy
                                       Title:   Authorized Signatory


                                  CHARTER VIEW PORTFOLIO
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Investment Advisor

                                  By   /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:    Anne M. McCarthy
                                       Title:   Authorized Signatory

                                  DIVERSIFIED CREDIT PORTFOLIO LTD.
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Investment Advisor

                                  By   /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:    Anne M. McCarthy
                                       Title:   Authorized Signatory


                                  AIM FLOATING RATE FUND
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Attorney in fact

                                  By   /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:    Anne M. McCarthy
                                       Title:   Authorized Signatory


                                  INVESCO CBO 2000-1 LTD.
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Portfolio Advisor

                                  By   /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:    Anne M. McCarthy
                                       Title:   Authorized Signatory


                                  INVESCO EUROPEAN CDO I S.A.
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Collateral Manager

                                  By   /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:    Anne M. McCarthy
                                       Title:   Authorized Signatory

                                  SEQUILS-LIBERTY, LTD.
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Collateral Manager

                                  By   /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:    Anne M. McCarthy
                                       Title:   Authorized Signatory


                                  SARATOGA CLO I, LIMITED
                                       By:  INVESCO Senior Secured Management,
                                            Inc. as Asset Manager

                                  By   /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:    Anne M. McCarthy
                                       Title:   Authorized Signatory


                                  JACKSON NATIONAL LIFE INSURANCE COMPANY
                                       By:  PPM America, Inc., as
                                            Attorney-in-fact

                                  By   /s/ David C. Wagner
                                       -----------------------------------------
                                       Name:    David C. Wagner
                                       Title:   Managing Director


                                  WHITNEY PRIVATE DEBT FUND, L.P.

                                  By   /s/ Kevin J. Corley
                                       -----------------------------------------
                                       Name:    Kevin J. Corley
                                       Title:   Authorized Signatory

                                  LONGHORN CDO III, LTD
                                       By:  Merrill Lynch Investment Managers,
                                            L.P., As Investment Advisor

                                  By   /s/ Matt Wallack
                                       -----------------------------------------
                                       Name:    Matt Wallack
                                       Title:   Authorized Signatory


                                  MERRILL LYNCH CAPITAL,
                                       a subsidiary of
                                       Merrill Lynch Business Financial
                                       Services, Inc.

                                  By   /s/ Sheila C. Weimer
                                       -----------------------------------------
                                       Name:    Sheila C. Weimer
                                       Title:   Vice President


                                  MORGAN STANLEY PRIME INCOME TRUST

                                  By   /s/ Sheila A. Finnerty
                                       -----------------------------------------
                                       Name:    Sheila A. Finnerty
                                       Title:   Executive Director


                                  MORGAN STANLEY SENIOR FUNDING, INC.

                                  By   /s/ James Morgan
                                       -----------------------------------------
                                       Name:    James Morgan
                                       Title:   Vice President


                                  NATIONWIDE MUTUAL INSURANCE COMPANY

                                  By   /s/ Thomas S. Leggett
                                       -----------------------------------------
                                       Name:    Thomas S. Leggett
                                       Title:   Associate Vice President -
                                                Public Bonds

                                  ELF FUNDING TRUST III
                                       By:  New York Life Investment Management
                                            LLC, as attorney-in-fact

                                  By   /s/ Robert H. Dial
                                       -----------------------------------------
                                       Name:    Robert H. Dial
                                       Title:   Director


                                  NEW YORK LIFE INSURANCE AND ANNUITY
                                       CORPORATION
                                       By:  New York Life Investment Management
                                            LLC, its Investment Manager

                                  By   /s/ Robert H. Dial
                                       -----------------------------------------
                                       Name:    Robert H. Dial
                                       Title:   Director


                                  CLYDESDALE CLO 2003-1, LTD.
                                       By:  Nomura Corporate Research and Asset
                                            Management Inc., as Investment
                                            Adviser

                                  By   /s/ Elizabeth MacLean
                                       -----------------------------------------
                                       Name:    Elizabeth MacLean
                                       Title:   Director


                                  CLYDESDALE CLO 2001-1, LTD.
                                       By:  Nomura Corporate Research and Asset
                                            Management Inc., as Collateral
                                            Manager

                                  By   /s/ Elizabeth MacLean
                                       -----------------------------------------
                                       Name:    Elizabeth MacLean
                                       Title:   Director


                                  NOMURA BOND AND LOAN FUND
                                       By:  UFJ Trust Company of New York as
                                            Trustee

                                       By:  Nomura Corporate Research and Asset
                                            Management Inc., Attorney In Fact

                                  By   /s/ Elizabeth MacLean
                                       -----------------------------------------
                                       Name:    Elizabeth MacLean
                                       Title:   Director


                                  OAK HILL SECURITIES FUND, L.P.
                                       By:  Oak Hill Securities GenPar, L.P.
                                            Its General Partner

                                       By:  Oak Hill Securities MGP, Inc.,
                                            Its General Partner

                                  By   /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name:    Scott D. Krase
                                       Title:   Authorized Signatory


                                  OAK HILL SECURITIES FUND II, L.P.
                                       By:  Oak Hill Securities GenPar II, L.P.
                                            Its General Partner

                                       By:  Oak Hill Securities MGP II, Inc.,
                                            Its General Partner

                                  By   /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name:    Scott D. Krase
                                       Title:   Authorized Signatory


                                  OAK HILL CREDIT PARTNERS I, LIMITED
                                       By:  Oak Hill CLO Management I, LLC
                                            as Investment Manager

                                  By   /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name:    Scott D. Krase
                                       Title:   Authorized Signatory

                                  OAK HILL CREDIT PARTNERS II, LIMITED
                                       By:  Oak Hill CLO Management II, LLC
                                            as Investment Manager

                                  By   /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name:    Scott D. Krase
                                       Title:   Authorized Signatory


                                  OCTAGON INVESTMENT PARTNERS II, LLC
                                       By:  Octagon Credit Investors, LLC
                                           as sub-investment manager

                                  By   /s/ Andrew D. Gordon
                                       -----------------------------------------
                                       Name:    Andrew D. Gordon
                                       Title:   Portfolio Manager


                                  OCTAGON INVESTMENT PARTNERS III, LTD.
                                       By:  Octagon Credit Investors, LLC
                                           as Portfolio Manager

                                  By   /s/ Andrew D. Gordon
                                       -----------------------------------------
                                       Name:    Andrew D. Gordon
                                       Title:   Portfolio Manager


                                  OCTAGON INVESTMENT PARTNERS IV, LTD.
                                       By:  Octagon Credit Investors, LLC
                                           as collateral manager

                                  By   /s/ Andrew D. Gordon
                                       -----------------------------------------
                                       Name:    Andrew D. Gordon
                                       Title:   Portfolio Manager

                                  OCTAGON INVESTMENT PARTNERS V, LTD.
                                       By:  Octagon Credit Investors, LLC
                                            as Portfolio Manager

                                  By   /s/ Andrew D. Gordon
                                       -----------------------------------------
                                       Name:    Andrew D. Gordon
                                       Title:   Portfolio Manager


                                  HARBOURVIEW CLO IV, LTD.,

                                  By   /s/ Bill Campbell
                                       -----------------------------------------
                                       Name:    Bill Campbell
                                       Title:   Manager


                                  HARBOURVIEW CLO V, LTD.,

                                  By   /s/ Bill Campbell
                                       -----------------------------------------
                                       Name:    Bill Campbell
                                       Title:   Manager


                                  OPPENHEIMER SENIOR FLOATING RATE FUND,

                                  By   /s/ Bill Campbell
                                       -----------------------------------------
                                       Name:    Bill Campbell
                                       Title:   Manager


                                  ORIX FINANCE CORP. I

                                  By  /s/  Sheppard H.C. Davis, Jr.
                                      ------------------------------------------
                                       Name:    Sheppard H.C. Davis, Jr.
                                       Title:   Authorized Representative

                                  PPM SHADOW CREEK FUNDING LLC

                                  By   /s/ Ann E. Morris
                                       -----------------------------------------
                                       Name:    Ann E. Morris
                                       Title:   Assistant Vice President


                                  PPM SPYGLASS FUNDING TRUST

                                  By   /s/ Ann E. Morris
                                       -----------------------------------------
                                       Name:    Ann E. Morris
                                       Title:   Authorized Agent


                                  PRINCIPAL LIFE INSURANCE COMPANY
                                       By:  Principal Global Investors, LLC
                                           a Delaware limited liability company,
                                           its authorized signatory

                                  By   /s/ Jon C. Heiny
                                       -----------------------------------------
                                       Name:    Jon C. Heiny, Counsel

                                  By   /s/ James C. Fifield
                                       -----------------------------------------
                                       Name:    James C. Fifield, Counsel


                                  PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
                                       By:  HVB Credit Advisors LLC

                                  By   /s/ Charles P. Strause
                                       -----------------------------------------
                                       Name:    Charles P. Strause
                                       Title:   Associate Director

                                  By   /s/ Thomas R. Mowatt
                                       -----------------------------------------
                                       Name:    Thomas Mowatt
                                       Title:   Director

                                  PROMETHEUS INVESTMENT FUNDING NO. 2 LTD.
                                       By:  HVB Credit Advisors LLC

                                  By   /s/ Charles P. Strause
                                       -----------------------------------------
                                       Name:    Charles P. Strause
                                       Title:   Associate Director

                                  By   /s/ Thomas R. Mowatt
                                       -----------------------------------------
                                       Name:    Thomas Mowatt
                                       Title:   Director


                                  DRYDEN III LEVERAGED LOAN CDO 2002
                                       By:  Prudential Investment Management,
                                            Inc., As Collateral Manager

                                  By   /s/ Jill Baum
                                       -----------------------------------------
                                       Name:    Jill Baum
                                       Title:   Vice President


                                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                       By:  Prudential Investment Management,
                                            Inc., As Investment Advisor

                                  By   /s/ Jill Baum
                                       -----------------------------------------
                                       Name:    Jill Baum
                                       Title:   Vice President


                                  PUTNAM HIGH YIELD TRUST

                                  By   /s/ Beth Mazor
                                       -----------------------------------------
                                       By:      Beth Mazor
                                       Title:   Vice President

                                  PUTNAM HIGH YIELD ADVANTAGE FUND

                                  By   /s/ Beth Mazor
                                       -----------------------------------------
                                       By:      Beth Mazor
                                       Title:   Vice President


                                  PUTNAM MASTER INCOME TRUST

                                  By   /s/ Beth Mazor
                                       -----------------------------------------
                                       By:      Beth Mazor
                                       Title:   Vice President


                                  PUTNAM MASTER INTERMEDIATE INCOME TRUST

                                  By   /s/ Beth Mazor
                                       -----------------------------------------
                                       By:      Beth Mazor
                                       Title:   Vice President


                                   PUTNAM PREMIER INCOME TRUST

                                  By   /s/ Beth Mazor
                                       -----------------------------------------
                                       By:      Beth Mazor
                                       Title:   Vice President


                                  PUTNAM VARIABLE TRUST - PVT HIGH YIELD FUND

                                  By   /s/ Beth Mazor
                                       -----------------------------------------
                                       By:      Beth Mazor
                                       Title:   Vice President

                                  PUTNAM DIVERSIFIED INCOME TRUST

                                  By   /s/ Beth Mazor
                                       -----------------------------------------
                                       By:      Beth Mazor
                                       Title:   Vice President


                                  PUTNAM VARIABLE TRUST - PVT DIVERSIFIED
                                       INCOME FUND

                                  By   /s/ Beth Mazor
                                       -----------------------------------------
                                       By:      Beth Mazor
                                       Title:   Vice President


                                  SEQUILS-GLACE BAY, LTD.
                                       By:  Royal Bank of Canada
                                            as Collateral Manager

                                  By   /s/ Melissa Marano
                                       -----------------------------------------
                                       Name:    Melissa Marano
                                       Title:   Partner


                                  GALAXY CLO 2003-1 LTD.
                                       By:  CIBC Inc., as Agent

                                  By   /s/ John Livingston
                                       -----------------------------------------
                                       Name:    John Livingston
                                       Title:   Authorized Signatory


                                  KZH RIVERSIDE LLC

                                  By   /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:    Dorian Herrera
                                       Title:   Authorized Agent

                                  KZH SOLEIL LLC

                                  By   /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:    Dorian Herrera
                                       Title:   Authorized Agent


                                  KZH SOLEIL-2 LLC

                                  By   /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:    Dorian Herrera
                                       Title:   Authorized Agent


                                  KZH WATERSIDE LLC

                                  By   /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:    Dorian Herrera
                                       Title:   Authorized Agent


                                  SEABOARD CLO 2000 LTD.
                                       By:  ORIX Capital Markets, LLC
                                           Its Collateral Manager

                                  By   /s/ Sheppard H.C. Davis, Jr.
                                       -----------------------------------------
                                       Name:    Sheppard H.C. Davis, Jr.
                                       Title:   Managing Director


                                  SENECA CBO III, LIMITED
                                       By:  Seneca Capital Management LLC
                                            as Portfolio Manager for Seneca CBO
                                            III, Limited

                                  By   /s/ Warren H. Goodrich
                                       -----------------------------------------
                                       Name:    Warren H. Goodrich
                                       Title:   Authorized Officer/Analyst

                                  SENECA CBO IV, LIMITED
                                       By:  Seneca Capital Management LLC
                                            as Portfolio Manager for Seneca
                                            CBO IV, Limited

                                  By   /s/ Warren H. Goodrich
                                       -----------------------------------------
                                       Name:    Warren H. Goodrich
                                       Title:   Authorized Officer/Analyst


                                  SUNAMERICA LIFE INSURANCE COMPANY

                                  By   /s/ Julie Bothamley
                                       -----------------------------------------
                                       Name:    Julie Bothamley
                                       Title:   Vice President


                                  GALAXY CLO 1999-1, LTD.

                                  By   /s/ Julie Bothamley
                                       -----------------------------------------
                                       Name:    Julie Bothamley
                                       Title:   Vice President


                                  STANFIELD ARBITRAGE CDO, LTD.
                                       By:  Stanfield Capital Partners LLC
                                            As its Collateral Manager

                                  By   /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name:    Christopher A. Bondy
                                       Title:   Partner


                                  WINDSOR LAON FUNDING, LIMITED
                                       By:  Stanfield Capital Partners LLC
                                            As its Investment Manager

                                  By   /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name:    Christopher A. Bondy
                                       Title:   Partner

                                  STANFIELD QUATTRO CDO, LTD.
                                       By:  Stanfield Capital Partners LLC
                                            As its Collateral Manager

                                  By   /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name:    Christopher A. Bondy
                                       Title:   Partner


                                  HAMILTON CDO, LTD.
                                       By:  Stanfield Capital Partners LLC
                                            As its Collateral Manager

                                  By   /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name:    Christopher A. Bondy
                                       Title:   Partner


                                  STANFIELD CARRERA CDO, LTD.
                                       By:  Stanfield Capital Partners LLC
                                            As its Collateral Manager

                                  By   /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name:    Christopher A. Bondy
                                       Title:   Partner


                                  SUNAMERICA SENIOR FLOATING RATE FUND INC.
                                       By:  Stanfield Capital Partners LLC
                                            As subadvisor

                                  By   /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name:    Christopher A. Bondy
                                       Title:   Partner

                                  TORONTO DOMINION (NEW YORK), INC.

                                  By   /s/ Stacey Malek
                                       -----------------------------------------
                                       Name:    Stacey Malek
                                       Title:   Vice President


                                  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                                  By   /s/ John Bailey
                                       -----------------------------------------
                                       Name:    John Bailey
                                       Title:   Vice President


                                  VAN KAMPEN SENIOR INCOME TRUST
                                       By:  Van Kampen Investment Advisory Corp.

                                  By   /s/ Brad Langs
                                       -----------------------------------------
                                       Name:    Brad Langs
                                       Title:   Executive Director


                                  VAN KAMPEN CLO II, LIMITED
                                       By:  Van Kampen Investment Advisory Corp.
                                           As Collateral Manager

                                  By   /s/ Brad Langs
                                       -----------------------------------------
                                       Name:    Brad Langs
                                       Title:   Executive Director


                                  VAN KAMPEN PRIME RATE INCOME TRUST
                                       By:  Van Kampen Investment Advisory Corp.

                                  By   /s/ Brad Langs
                                       -----------------------------------------
                                       Name:    Brad Langs
                                       Title:   Executive Director

                                  VAN KAMPEN SENIOR FLOATING RATE FUND
                                       By:  Van Kampen Investment Advisory Corp.

                                  By   /s/ Brad Langs
                                       -----------------------------------------
                                       Name:    Brad Langs
                                       Title:   Executive Director


                                  WACHOVIA BANK, N.A.

                                  By   /s/ Stephen R. Kramer
                                       -----------------------------------------
                                       Name:    Stephen R. Kramer
                                       Title:   Assistant Vice President

                                                                     Exhibit A-1


                           FORM OF NOTICE OF BORROWING





Deutsche Bank AG New York Branch, as Administrative Agent
  (the "Administrative Agent") for the Lenders
  party to the Credit Agreement referred to below
31 West 52nd Street
New York, New York  10019
Attention:  Helaine Griffin-Williams


Ladies and Gentlemen:

                  The undersigned, [Dole Food Company, Inc.](1) [Solvest, Ltd.](2) (the "Borrower"), refers to the Credit Agreement, dated as of March 28, 2003 (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among DHM Holding Company, Inc. ("Holdings"), the Borrower, [Dole Food Company, Inc.] [Solvest, Ltd.], the lenders from time to time party thereto, The Bank of Nova Scotia and Banc of America Securities LLC, as Co-Syndication Agents, Fleet National Bank and Societe Generale, as Co-Documentation Agents, Deutsche Bank Securities Inc., The Bank of Nova Scotia and Banc of America Securities LLC, as Joint Lead Arrangers and Book Runners, and you, as Administrative Agent, and hereby gives you notice, irrevocably, pursuant to
Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:

                  (i) The Business Day of the Proposed Borrowing is [______ __, _____].

                  (ii) The Proposed Borrowing shall consist of [Tranche A Term Loans] [Tranche B Term Loans] [U.S. Borrower Multicurrency Facility Revolving Loans] [Bermuda Borrower Multicurrency Facility Revolving Loans] [U.S. Borrower Dollar Facility Revolving Loans] [Bermuda Borrower Dollar Facility Revolving Loans] [U.S. Borrower


(1) To be included for a Proposed Borrowing of Tranche A Term Loans, U.S. Borrower Multicurrency Facility Revolving Loans, U.S. Borrower Multicurrency Facility Swingline Loans, U.S. Borrower Dollar Facility Revolving Loans or U.S. Borrower Dollar Facility Swingline Loans.

(2) To be included for a Proposed Borrowing of Tranche B Term Loans, Bermuda Borrower Multicurrency Facility Revolving Loans, Bermuda Borrower Multicurrency Facility Swingline Loans, Bermuda Borrower Dollar Facility Revolving Loans or Bermuda Borrower Dollar Facility Swingline Loans.

                                                                     Exhibit A-1
                                                                          Page 2


         Multicurrency Facility Swingline Loans] [Bermuda Borrower Multicurrency Facility Swingline Loans] [U.S. Borrower Dollar Facility Swingline Loans] [Bermuda Borrower Dollar Facility Swingline Loans].

                  (iii) The aggregate principal amount of the Proposed Borrowing is [__________].(3)

                  (iv) The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans] [Euro Denominated Revolving Loans] [Euro Denominated Swingline Loans].(4)

                  [(v) The initial Interest Period for the Proposed Borrowing is [one week] [one month] [two months] [three months] [six months] [, subject to availability to all Lender which are required to make Loans of the respective Tranche, [[nine] [twelve] months], and if such Interest Period is unavailable [specify alternate desired]].](5)

                  (vi) The location and number of the Borrower's account to which funds are to be disbursed is:



(3)      Stated in the relevant Available Currency.

(4) To be included for each Proposed Borrowing; provided that (i) Euro Denominated Revolving Loans may only be selected for Proposed Borrowings of Multicurrency Facility Revolving Loans, (ii) Euro Denominated Swingline Loans may only be selected for Proposed Borrowings of Multicurrency Facility Swingline Loans, and (iii) each Proposed Borrowing of U.S. Borrower Dollar Facility Swingline Loans and Bermuda Borrower Dollar Facility Swingline Loans may only be maintained Base Rate Loans.

(5) To be included for a Proposed Borrowing of Euro Rate Loans (other than Euro Denominated Swingline Loans). Unless the Syndication Date has theretofore occurred, (i) prior to the 90th day after the Initial Borrowing Date (or, if later, the last day of the third month following the initial Borrowing of such Euro Rate Loans), Term Loans and Revolving Loans to be maintained as Eurodollar Loans may be incurred no earlier than the third Business Day, and no later than the fifth Business Day, after the Initial Borrowing Date and on each one month anniversary of the initial date of Borrowing of such Eurodollar Loans and (ii) prior to the 90th day after the Initial Borrowing Date, an Interest Period of one-week must be selected for a Proposed Borrowing of Euro Denominated Revolving Loans. An Interest Period of one-week may only be selected in the case of a Borrowing of Multicurrency Facility Revolving Loans denominated in Euros. Interest Periods of nine and twelve months may only be selected in the case of a Borrowing of Eurodollar Loans and if such Interest Period is available to all the Lenders.

                                                                     Exhibit A-1
                                                                          Page 3


                         Bank Name:[     ]
                         ABA#:[     ]
                         A/C Name: [     ]
                         A/C#: [    ]

         The undersigned hereby certify(ies) that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

                  (A) the representations and warranties contained in the Credit Agreement or the other Credit Documents are and will be true and correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof, in each case immediately after giving effect thereto.

                                                 Very truly yours,


                                                 [DOLE FOOD COMPANY, INC.]

                                                 [SOLVEST, LTD.]


                                                 By
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                                     EXHIBIT A-2
                        NOTICE OF CONVERSION/CONTINUATION


                                                                          [Date]


Deutsche Bank AG New York Branch, as Administrative Agent for the Lenders party to the Credit Agreement referred to below
31 West 52nd Street
New York, New York 10019

Attention: Helaine Griffin-Williams


Ladies and Gentlemen:

                  The undersigned, [Dole Food Company, Inc.] [Solvest, Ltd.] (the "Borrower"), refers to the Credit Agreement, dated as of March 28, 2003 (as amended, modified, restated and/or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among DHM Holding Company, Inc., Dole Food Company, Inc., Solvest, Ltd., the lenders from time to time party thereto (the "Lenders"), and you, as Administrative Agent for such Lenders, and hereby give you notice, irrevocably, pursuant to Section [1.06] [1.09] of the Credit Agreement, that the undersigned hereby requests to [convert] [continue] the Borrowing of [Tranche A Term Loans] [Tranche B Term Loans] [Revolving Loans] referred to below, and in that connection sets forth below the information relating to such [conversion] [continuation] (the "Proposed [Conversion] [Continuation]") as required by Section [1.06] [1.09] of the Credit Agreement:

                  (i) The Proposed [Conversion] [Continuation] relates to the Borrowing of [Tranche A Term Loans] [Tranche B Term Loans] [U.S. Borrower Dollar Facility Revolving Loans] [Bermuda Borrower Dollar Facility Revolving Loans] [U.S. Borrower Multicurrency Facility Revolving Loans] [Bermuda Borrower Multicurrency Facility Revolving Loans] denominated in [Dollars] [Euros]] originally made on _____ __, 20__ (the "Outstanding Borrowing") in the principal amount of ________(1) and currently maintained as a Borrowing of [Base Rate Loans] [Eurodollar Loans with an Interest Period ending on _____ __, ____] [Euro Rate Loans with an Interest Period ending on _____ __, ____].


(1)      State in the applicable currency.

                                                                     Exhibit A-2
                                                                          Page 2


                  (ii) The Business Day of the Proposed [Conversion] [Continuation] is ____________.(2)

                  (iii) The Outstanding Borrowing shall be [continued as a Borrowing of Eurodollar Loans with an Interest Period of _______] [continued as a Borrowing of Euro Denominated Revolving Loans with an Interest Period of _____ ] [converted into a Borrowing of [Base Rate Loans] [Eurodollar Loans with an Interest Period of ___]].(3)

                  [The undersigned hereby certifies that no Default or Event of Default has occurred and is continuing on the date hereof or will have occurred and be continuing on the date of the Proposed [Conversion] [Continuation].](4)

                                   Very truly yours,



                                   [DOLE FOOD COMPANY, INC.]
                                   [SOLVEST, LTD.]


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:



(2) Shall be a Business Day at least three Business Days after the date hereof, provided that such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day.

(3) In the event that either (x) only a portion of the Outstanding Borrowing is to be so converted or continued or (y) the Outstanding Borrowing is to be divided into separate Borrowings with different Interest Periods, the Borrower should make appropriate modifications to this clause to reflect same.

(4) In the case of a Proposed Conversion or Continuation, insert this sentence only in the event that the conversion is from a Base Rate Loan to a Eurodollar Loan or in the case of a continuation of a Eurodollar Loan. Until Administrative Agent has determined that the Syndication Date has occurred, outstanding Euro Denominated Revolving Loans may be only be maintained as a Euro Rate Loan with a one month Interest Period.

                                                                    EXHIBIT B-3A

           FORM OF U.S. BORROWER MULTICURRENCY FACILITY REVOLVING NOTE



$____________                                                 New York, New York
                                                              ___________, _____


                  FOR VALUE RECEIVED, DOLE FOOD COMPANY, INC., a Delaware corporation (the "U.S. Borrower"), hereby promises to pay to the order of ________ or its registered assigns (the "Lender"), in lawful money of the United States of America (or, in the case of Euro Denominated Revolving Loans (as defined in the Agreement referred to below) evidenced hereby, Euros (as defined in the Agreement) except to the extent payments are otherwise required to be made in Dollars in accordance with the provisions of Section 1.14 of the Agreement) in immediately available funds, at the Payment Office (as defined in the Agreement) on the Revolving Loan Maturity Date (as defined in the Agreement) the principal sum of __________ DOLLARS ($_____) or, if less, the unpaid principal amount of all U.S. Borrower Multicurrency Facility Revolving Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement, provided that, notwithstanding the fact that the principal amount of this Note is denominated in Dollars, to the extent provided in the Agreement, all payments hereunder with respect to Euro Denominated Revolving Loans evidenced hereby shall be made in Euros (except to the extent otherwise provided by Section 1.14 of the Agreement), whether or not the Dollar Equivalent (as defined in the Agreement) of such amounts, when added to the outstanding principal amount of the Dollar Denominated Revolving Loans (as defined in the Agreement) evidenced hereby, would exceed the stated principal amount of this Note.

                  The U.S. Borrower also promises to pay interest on the unpaid principal amount of each U.S. Borrower Multicurrency Facility Revolving Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement. All payments pursuant to this Note shall be made in accordance with the requirements of Sections 4.03 and 4.04 of the Agreement.

                  This Note is one of the U.S. Borrower Multicurrency Facility Revolving Notes referred to in the Credit Agreement, dated as of March 28, 2003 (as amended, restated, modified and/or supplemented from time to time, the "Agreement"), among DHM Holding Company, Inc., the U.S. Borrower, Solvest, Ltd., the lenders from time to time party thereto (including the Lender), Deutsche Bank AG New York Branch, as Administrative Agent, The Bank of Nova Scotia and Banc of America Securities LLC, as Co-Syndication Agents, Fleet National Bank and Societe Generale, as Co-Documentation Agents, and Deutsche Bank Securities Inc., The Bank of Nova Scotia and Banc of America Securities LLC, as Joint Lead Arrangers and Book Runners, and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Revolving Loan Maturity Date, in whole or in part, as provided in the Agreement.

                                                                    Exhibit B-3A
                                                                          Page 2

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The U.S. Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                                  DOLE FOOD COMPANY, INC.


                                                  By
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                                    EXHIBIT B-3B

         FORM OF BERMUDA BORROWER MULTICURRENCY FACILITY REVOLVING NOTE



$                                                             New York, New York
 ___________                                                  ____________, ____


                  FOR VALUE RECEIVED, SOLVEST, LTD., a corporation organized under the laws of Bermuda (the "Bermuda Borrower"), hereby promises to pay to the order of ________ or its registered assigns (the "Lender"), in lawful money of the United States of America (or, in the case of Euro Denominated Revolving Loans (as defined in the Agreement referred to below) evidenced hereby, Euros (as defined in the Agreement) except to the extent payments are otherwise required to be made in Dollars in accordance with the provisions of Section 1.14 of the Agreement) in immediately available funds, at the Payment Office (as defined in the Agreement) on the Revolving Loan Maturity Date (as defined in the Agreement) the principal sum of __________ DOLLARS ($_____) or, if less, the unpaid principal amount of all Bermuda Borrower Multicurrency Facility Revolving Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement, provided that, notwithstanding the fact that the principal amount of this Note is denominated in Dollars, to the extent provided in the Agreement, all payments hereunder with respect to Euro Denominated Revolving Loans evidenced hereby shall be made in Euros (except to the extent otherwise provided by Section 1.14 of the Agreement), whether or not the Dollar Equivalent (as defined in the Agreement) of such amounts, when added to the outstanding principal amount of the Dollar Denominated Revolving Loans (as defined in the Agreement) evidenced hereby, would exceed the stated principal amount of this Note.

                  The Bermuda Borrower also promises to pay interest on the unpaid principal amount of each Bermuda Borrower Multicurrency Facility Revolving Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement. All payments pursuant to this Note shall be made in accordance with the requirements of Sections 4.03 and 4.04 of the Agreement.

                  This Note is one of the Bermuda Borrower Multicurrency Facility Revolving Notes referred to in the Credit Agreement, dated as of March 28, 2003 (as amended, restated, modified and/or supplemented from time to time, the "Agreement"), among DHM Holding Company, Inc., Dole Food Company, Inc., the Bermuda Borrower, the lenders from time to time party thereto (including the Lender), Deutsche Bank AG New York Branch, as Administrative Agent, The Bank of Nova Scotia and Banc of America Securities LLC, as Co-Syndication Agents, Fleet National Bank and Societe Generale, as Co-Documentation Agents, and Deutsche Bank Securities Inc., The Bank of Nova Scotia and Banc of America Securities LLC, as Joint Lead Arrangers and Book Runners, and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This
Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). This
Note is subject to voluntary prepayment and mandatory repayment prior to the Revolving Loan Maturity Date, in whole or in part, as provided in the Agreement.

                                                                    Exhibit B-3B
                                                                          Page 2

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Bermuda Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                               SOLVEST, LTD.


                                               By
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                    EXHIBIT B-6A

           FORM OF U.S. BORROWER MULTICURRENCY FACILITY SWINGLINE NOTE



$__________________                                           New York, New York
                                                              ___________, _____


                  FOR VALUE RECEIVED, DOLE FOOD COMPANY, INC., a Delaware corporation (the "U.S. Borrower"), hereby promises to pay to the order of DEUTSCHE BANK AG NEW YORK BRANCH or its registered assigns (the "Lender"), in lawful money of the United States of America (or, in the case of Euro Denominated Swingline Loans (as defined in the Agreement referred to below) evidenced hereby, in Euros (as defined in the Agreement) except to the extent payments are otherwise required to be made in Dollars in accordance with the provisions of Section 1.14 of the Agreement) in immediately available funds, at the Payment Office (as defined in the Agreement) on the Swingline Expiry Date (as defined in the Agreement) the principal sum of ____________ DOLLARS ($_____) or, if less, the unpaid principal amount of all U.S. Borrower Multicurrency Facility Swingline Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement, provided that, notwithstanding the fact that the principal amount of this Note is denominated in Dollars, to the extent provided in the Agreement, all payments hereunder with respect to Euro Denominated Swingline Loans evidenced hereby shall be made in Euros (except to the extent otherwise provided by Section 1.14 of the Agreement), whether or not the Dollar Equivalent (as defined in the Agreement) of such amounts, when added to the outstanding principal amount of the Dollar Denominated Swingline Loans (as defined in the Agreement) evidenced hereby, would exceed the stated principal amount of this Note.

                  The U.S. Borrower also promises to pay interest on the unpaid principal amount of each U.S. Borrower Multicurrency Facility Swingline Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement. All payments pursuant to this Note shall be made in accordance with the requirements of Sections 4.03 and 4.04 of the Agreement.

                  This Note is the U.S. Borrower Multicurrency Facility Swingline Note referred to in the Credit Agreement, dated as of March 28, 2003 (as amended, restated, modified and/or supplemented from time to time, the "Agreement"), among DHM Holding Company, Inc., the U.S. Borrower, Solvest, Ltd., the lenders from time to time party thereto (including the Lender), Deutsche Bank AG New York Branch, as Administrative Agent, The Bank of Nova Scotia and Banc of America Securities LLC, as Co-Syndication Agents, Fleet National Bank and Societe Generale, as Co-Documentation Agents, and Deutsche Bank Securities Inc., The Bank of Nova Scotia and Banc of America Securities LLC, as Joint Lead Arrangers and Book Runners, and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part, as provided in the Agreement.

                                                                    Exhibit B-6A
                                                                          Page 2

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The U.S. Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                          DOLE FOOD COMPANY, INC.


                                          By
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                    EXHIBIT B-6B

         FORM OF BERMUDA BORROWER MULTICURRENCY FACILITY SWINGLINE NOTE

$____________                                                 New York, New York
                                                              ___________, _____


                  FOR VALUE RECEIVED, SOLVEST, LTD., a corporation organized under the laws of Bermuda (the "Bermuda Borrower"), hereby promises to pay to the order of DEUTSCHE BANK AG NEW YORK BRANCH or its registered assigns (the "Lender"), in lawful money of the United States of America (or, in the case of Euro Denominated Swingline Loans (as defined in the Agreement referred to below) evidenced hereby, in Euros (as defined in the Agreement) except to the extent payments are otherwise required to be made in Dollars in accordance with the provisions of Section 1.14 of the Agreement) in immediately available funds, at the Payment Office (as defined in the Agreement) on the Swingline Expiry Date (as defined in the Agreement) the principal sum of ____________ DOLLARS ($_____) or, if less, the unpaid principal amount of all Bermuda Borrower Multicurrency Facility Swingline Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement, provided that, notwithstanding the fact that the principal amount of this Note is denominated in Dollars, to the extent provided in the Agreement, all payments hereunder with respect to Euro Denominated Swingline Loans evidenced hereby shall be made in Euros (except to the extent otherwise provided by Section 1.14 of the Agreement), whether or not the Dollar Equivalent (as defined in the Agreement) of such amounts, when added to the outstanding principal amount of the Dollar Denominated Swingline Loans (as defined in the Agreement) evidenced hereby, would exceed the stated principal amount of this Note.

                  The Bermuda Borrower also promises to pay interest on the unpaid principal amount of each Bermuda Borrower Multicurrency Facility Swingline Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement. All payments pursuant to this Note shall be made in accordance with the requirements of Sections 4.03 and 4.04 of the Agreement.

                  This Note is the Bermuda Borrower Multicurrency Facility Swingline Note referred to in the Credit Agreement, dated as of March 28, 2003 (as amended, restated, modified and/or supplemented from time to time, the "Agreement"), among DHM Holding Company, Inc., Dole Food Company, Inc., the Bermuda Borrower, the lenders from time to time party thereto (including the Lender), Deutsche Bank AG New York Branch, as Administrative Agent, The Bank of Nova Scotia and Banc of America Securities LLC, as Co-Syndication Agents, Fleet National Bank and Societe Generale, as Co-Documentation Agents, and Deutsche Bank Securities Inc., The Bank of Nova Scotia and Banc of America Securities LLC, as Joint Lead Arrangers and Book Runners, and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This
Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). This
Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part, as provided in the Agreement.

                                                                    Exhibit B-6B
                                                                          Page 2


                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Bermuda Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                            SOLVEST, LTD.


                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                     EXHIBIT C-1

                            LETTER OF CREDIT REQUEST


No.  (1)          Dated      (2)

Deutsche Bank AG New York Branch, [as Issuing Lender and] as Administrative
    Agent under the Credit Agreement, dated as of March 28, 2003, among DHM Holding Company, Inc., Dole Food Company, Inc., Solvest, Ltd., the lenders from time to time party thereto (the "Lenders"), Deutsche Bank AG New York Branch, as Administrative Agent, The Bank of Nova Scotia and Banc of America Securities LLC, as Co-Syndication Agents, Fleet National Bank and Societe Generale, as Co-Documentation Agents, and Deutsche Bank Securities Inc., The Bank of Nova Scotia and Banc of America Securities LLC, as Joint Lead Arrangers and Book Runners (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement")
31 West 52nd Street
New York, New York  10019
Attention: Marco Orlando

[[____________________, as Issuing Lender
under the Credit Agreement

--------------------

--------------------
                    ](3)
--------------------

Dear Sirs:

                  Pursuant to Section 2A.03 of the Credit Agreement, we hereby request that the Issuing Lender referred to above issue a [Trade] [Standby] Letter of Credit for the account of the


(1)      Letter of Credit Request Number.

(2)      Date of Letter of Credit Request.

(3) Insert name and address of Issuing Lender in the case of a Letter of Credit Request to any Issuing Lender other than Deutsche Bank AG New York Branch.

                                                                     Exhibit C-1
                                                                          Page 2

undersigned on (4) (the "Date of Issuance") in the aggregate Stated Amount of
(5). The requested Letter of Credit shall be denominated in (6) and shall be a [U.S. Borrower Multicurrency] [Bermuda Borrower Multicurrency] [U.S. Borrower Dollar] [Bermuda Borrower Dollar](7) Facility Letter of Credit for all purposes of the Credit Agreement.

                  For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

                  The beneficiary of the requested Letter of Credit will be (8), and such Letter of Credit will be in support of (9) and will have a stated expiration date of (10).

                  We hereby certify that:


(4) Date of Issuance which shall be (x) a Business Day and (y) at least 3 Business Days from the date hereof (or such shorter period as may be acceptable to the respective Issuing Lender in any given case).

(5) Insert aggregate initial Stated Amount of Letter of Credit (in the Available Currency specified in footnote 6) which shall not be less than (x) in the case of a Dollar Denominated Letter of Credit, [$100,000] and (y) in the case of a Euro Denominated Letter of Credit, [E100,000] (or, in each case, such lesser amount as is acceptable to the respective Issuing Lender).

(6)      Insert applicable Available Currency.

(7) Each requested Letter of Credit shall constitute either a U.S. Borrower Multicurrency Facility Letter of Credit, a Bermuda Borrower Multicurrency Facility Letter of Credit, a U.S. Borrower Dollar Facility Letter of Credit or a Bermuda Borrower Dollar Facility Letter of Credit, provided that (x) Multicurrency Facility Letters of Credit shall be made available in Dollars or Euros and shall be issued for the account of the U.S. Borrower or the Bermuda Borrower and (y) Dollar Facility Letters of Credit shall be made available only in Dollars and shall be issued for the account of the U.S. Borrower or the Bermuda Borrower.

(8)      Insert name and address of beneficiary.

(9) Insert description of L/C Supportable Indebtedness (in the case of Standby Letters of Credit) and insert description of permitted trade obligations (in the case of Trade Letters of Credit).

(10) Insert the last date upon which drafts may be presented which may not be later than (i) in the case of Standby Letters of Credit, the earlier of (x) 12 months after the Date of Issuance and (y) the fifth Business Day preceding the Revolving Loan Maturity Date and (ii) in the case of Trade Letters of Credit, the earlier of (x) 180 days after the Date of Issuance and (y) 30 days prior to the Revolving Loan Maturity Date.

                                                                     Exhibit C-1
                                                                          Page 3


                  (1) The representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects on the Date of Issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  (2) No Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or an Event of Default occur.

                  Copies of all documentation with respect to the supported transaction are attached hereto.

                                    [DOLE FOOD COMPANY, INC.]

                                    [SOLVEST, LTD.]


                                    By
                                        ----------------------------------------
                                        Name:
                                        Title:

                                                                     Exhibit C-2



                              BANK GUARANTY REQUEST


No.  (1)          Dated      (2)

Deutsche Bank AG New York Branch, [as Bank Guaranty Issuer and] as
    Administrative Agent under the Credit Agreement, dated as of March 28, 2003, among DHM Holding Company, Inc., Dole Food Company, Inc., Solvest, Ltd., the lenders from time to time party thereto (the "Lenders"), Deutsche Bank AG New York Branch, as Administrative Agent, The Bank of Nova Scotia and Banc of America Securities LLC, as Co-Syndication Agents, Fleet National Bank and Societe Generale, as Co-Documentation Agents, and Deutsche Bank Securities Inc., The Bank of Nova Scotia and Banc of America Securities LLC, as Joint Lead Arrangers and Book Runners (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement")
31 West 52nd Street
New York, New York  10019
Attention: Marco Orlando

[[____________________, as Bank Guaranty Issuer
under the Credit Agreement

--------------------------

--------------------------

____________________](3)

Dear Sirs:


(1)  Bank Guaranty Request Number.

(2)  Date of Bank Guaranty Request.

(3) Insert name and address of Bank Guaranty Issuer in the case of a Bank Guaranty Request to any Bank Guaranty Issuer other than Deutsche Bank AG New York Branch.

                                                                     Exhibit C-2
                                                                          Page 2


                  Pursuant to Section 2B.03 of the Credit Agreement, we hereby request that the Bank Guaranty Issuer referred to above issue a Bank Guaranty for the account of the undersigned on (4) (the "Date of Issuance") in the aggregate Face Amount of (5). The requested Bank Guaranty shall be denominated in (6) and shall be a [U.S. Borrower] [Bermuda Borrower]7 Bank Guaranty for all purposes of the Credit Agreement.

                  For purposes of this Bank Guaranty Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

                  The beneficiary of the requested Bank Guaranty will be (8), and such Bank Guaranty will be in support of (9) and will have a stated expiration date of (10).

                  We hereby certify that:

                  (1) The representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects on the Date of Issuance, both before and after giving effect to the issuance of the Bank Guaranty requested hereby (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

(4) Date of Issuance which shall be (x) a Business Day and (y) at least 3 Business Days from the date hereof (or such shorter period as may be acceptable to the respective Bank Guaranty Issuer in any given case).

(5) Insert aggregate initial Face Amount of Bank Guaranty (in the Available Currency specified in footnote 6) which shall not be less than (x) in the case of a Dollar Denominated Bank Guaranty, $250,000 and (y) in the case of a Euro Denominated Bank Guaranty, E250,000 (or, in each case, such lesser amount as is acceptable to the respective Bank Guaranty Issuer).

(6)  Insert applicable Available Currency.

(7) Each requested Bank Guaranty shall constitute either a U.S. Borrower Bank Guaranty (if issued for the account of the U.S. Borrower) or a Bermuda Borrower Bank Guaranty (if issued for the account of the Bermuda Borrower).

(8)  Insert name and address of beneficiary.

(9)  Insert description of B/G Supportable Indebtedness.

(10) Insert the last date upon which drafts may be presented which may not be later than, the earlier of (x) 12 months after the Date of Issuance and (y) the fifth Business Day preceding the Revolving Loan Maturity Date.

                                                                     Exhibit C-2
                                                                          Page 3


                  (2) No Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Bank Guaranty requested hereby, would such a Default or an Event of Default occur.

                  Copies of all documentation with respect to the supported transaction are attached hereto.

                                            [DOLE FOOD COMPANY, INC.]

                                            [SOLVEST, LTD.]


                                            By
                                               --------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT K


                               FORM OF ASSIGNMENT
                                       AND
                             ASSUMPTION AGREEMENT(1)

                  This Assignment and Assumption Agreement (this "Assignment"), is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item [1][2] below ([the] [each, an] "Assignor") and [the] [each] Assignee identified in item 2 below ([the] [each, an] "Assignee"). [It is understood and agreed that the rights and obligations of such [Assignees][and Assignors] hereunder are several and not joint.] Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented and/or otherwise modified from time to time, the "Credit Agreement"). The Standard Terms and Conditions for Assignment and Assumption Agreement set forth in Annex 1 hereto (the "Standard Terms and Conditions") are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

                  For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from [the][each] Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of [the][each] Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the [respective] Assignor's outstanding rights and obligations under the respective Tranches identified below (including, to the extent included in any such Tranches, Letters of Credit, Bank Guaranties and Swingline Loans) ([the] [each, an] "Assigned Interest"). [Each] [Such] sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment, without representation or warranty by [the][any] Assignor.

[1.  Assignor:
                            -----------------------------------

2.   Assignee:                                                 ](2)
                            -----------------------------------

[1][3]. Credit Agreement:   Credit Agreement, dated as of March 28, 2003, among
                            DHM Holding Company, Inc. ("Holdings"), Dole Food
                            Company, Inc. (the "U.S. Borrower"), Solvest, Ltd.
                            (the "Bermuda Borrower"),

(1) This Form of Assignment and Assumption Agreement should be used by Lenders for an assignment to a single Assignee or to funds managed by the same or related investment managers.

(2) If the form is used for a single Assignor and Assignee, items 1 and 2 should list the Assignor and the Assignee, respectively. In the case of an assignment to funds managed by the same or related investment managers, or an assignment by multiple Assignors, the Assignors and the Assignee(s) should be listed in the table under bracketed item 2 below.

                                                                       Exhibit K
                                                                          Page 2


                            the lenders from time to time party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, The Bank of Nova Scotia and Banc of America Securities LLC, as Co-Syndication Agents, Fleet National Bank and Societe Generale, as Co-Documentation Agents, and Deutsche Bank Securities Inc., The Bank of Nova Scotia and Banc of America Securities LLC, as Joint Lead Arrangers and Book Runners.

[2.  Assigned Interest:(3)

                                               Aggregate Amount of            Amount of
                                             Commitment/Loans under        Commitment/Loans      Percentage of Assigned
                                Tranche        Relevant Tranche            under Relevant       Commitment/Loans under
Assignor         Assignee     Assigned(4)       for all Lenders            Tranche Assigned        Relevant Tranche(5)
--------         --------     -----------    ----------------------        ----------------     -----------------------

[Name of         [Name of
Assignor]       Assignee]                           __________                 __________                __________%


[Name of         [Name of
Assignor]       Assignee]                           __________                 __________                __________%]

(3) Insert this chart if this Form of Assignment and Assumption Agreement is being used for assignments to funds managed by the same or related investment managers or for an assignment by multiple Assignors. Insert additional rows as needed.

(4) For complex multi-tranche assignments a separate chart for each tranche should be used for ease of reference.

(5) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder for the respective Tranche.

                                                                       Exhibit K
                                                                          Page 3

[4.      Assigned Interest:(6)

                              Aggregate Amount of
                                Commitment/Loans                Amount of           Percentage of Assigned
                                under Relevant           Commitment/Loans under     Commitment/Loans under
Tranche Assigned           Tranche for all Lenders     Relevant Tranche Assigned      Relevant Tranche(7)
----------------           -----------------------     -------------------------    ----------------------

Tranche A Term Loans           $______________              $______________             %______________

Tranche B Term Loans           $______________              $______________             %______________

Multicurrency Facility         $______________              $______________             %______________
Revolving Loan Commitment

Dollar Facility Revolving      $______________              $______________             %______________
Loan Commitment


Effective Date ___________, ____, 200__.



ASSIGNOR[S] INFORMATION                 ASSIGNEE[S] INFORMATION

Payment Instructions:                   Payment Instructions:
                      ---------------                      ------------------

                      ---------------                      ------------------

                      ---------------                      ------------------

                      ---------------                      ------------------

                      Reference:                           Reference:
                                ------                               ---------


Notice Instructions:                    Notice Instructions:
                      ---------------                      ------------------


(6) Insert this chart if this Form of Assignment and Assumption Agreement is being used by a single Assignor for an assignment to a single Assignee.

(7) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

                                                                       Exhibit K
                                                                          Page 4


                      ---------------                      ------------------

                      ---------------                      ------------------

                      ---------------                      ------------------

                      Reference:                           Reference:
                                -----                                --------

The terms set forth in this Assignment are hereby agreed to:


ASSIGNOR                                    ASSIGNEE
[NAME OF ASSIGNOR]                          [NAME OF ASSIGNEE](8)


By:                                         By:
   ----------------------------                -------------------------------
   Name:                                       Name:
   Title:                                      Title:

(8) Add additional signature blocks, as needed, if this Form of Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.

                                                                       Exhibit K
                                                                          Page 5

[Consented to and](9) Accepted:

DEUTSCHE BANK AG NEW YORK BRANCH,
     as Administrative Agent



By:
    -------------------------------
    Name:
    Title:


By:
    -------------------------------
    Name:
    Title:


[DOLE FOOD COMPANY, INC.


By:
    -------------------------------
    Name:
    Title:](10)


[[NAME OF EACH CHILEAN GUARANTOR]


By:
    -------------------------------
    Name:
    Title:](11)



[[NAME OF EACH ISSUING LENDER],
as an Issuing Lender


(9) Insert only if assignment is being made to an Eligible Transferee pursuant to Section 13.04(b)(y) of the Credit Agreement.

(10)   Insert only if (i) no Event of Default or Default is then in existence,
       (ii) the assignment is being made to an Eligible Transferee pursuant to 13.04(b)(y) of the Credit Agreement and (iii) assignment is not being made prior to the Syndication Date and as part of the primary syndication of the Loans and Commitments.

(11) Insert only if (i) an assignment of Multicurrency Facility Revolving Loan Commitments, (ii) no Event of Default or Default is then in existence,
       (iii) the assignment is being made to an Eligible Transferee pursuant to 13.04(b)(y) of the Credit Agreement and (iv) assignment is not being made prior to the Syndication Date and as part of the primary syndication of the Loans and Commitments.

                                                                       Exhibit K
                                                                          Page 6


By:
    -------------------------------
    Name:
    Title:](12)


[DEUTSCHE BANK AG NEW YORK BRANCH,
as Swingline Lender



By:
    -------------------------------
    Name:
    Title:


By:
    -------------------------------
    Name:
    Title:](13)

[[NAME OF EACH BANK GUARANTY ISSUER],
as a Bank Guaranty Issuer


By:
    -------------------------------
    Name:
    Title:](14)


(12) Insert for any assignment of a Revolving Loan Commitment pursuant to clause (x) or (y) of Section 13.04(b) of the Credit Agreement. The consent of each Issuing Lender shall not be unreasonably withheld or delayed.

(13) Insert for any assignment of a Revolving Loan Commitment pursuant to clause (x) or (y) of Section 13.04(b) of the Credit Agreement. The consent of the Swingline Lender shall not be unreasonably withheld or delayed.

(14) Insert for any assignment of a Multicurrency Facility Revolving Loan Commitment pursuant to clause (x) or (y) of Section 13.04(b) of the Credit Agreement. The consent of each Bank Guaranty Issuer shall not be unreasonably withheld or delayed.

                                                                         ANNEX I
                                                                              TO
                                                                       EXHIBIT K


                             DOLE FOOD COMPANY, INC.
                                  SOLVEST, LTD.

                                CREDIT AGREEMENT

                  STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
                            AND ASSUMPTION AGREEMENT

                  1. Representations and Warranties.

                  1.1. Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [its] Assigned Interest, (ii) [the] [its] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto (other than this Assignment) or any collateral thereunder, (iii) the financial condition of Holdings, any of its Subsidiaries or affiliates or any other Person obligated in respect of any Credit Document or
(iv) the performance or observance by Holdings, any of its Subsidiaries or affiliates or any other Person of any of their respective obligations under any Credit Document.

                  1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) confirms that it is (A) a Lender, (B) a parent company and/or an affiliate of [the] [an] Assignor which is at least 50% owned by [the] [an] Assignor or its parent company, (C) a fund that invests in bank loans and is managed by the same investment advisor as a Lender or by an affiliate of such investment advisor or (D) an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision and (v) if it is organized under the laws of a jurisdiction outside the United States, attached to this Assignment is any tax documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each such] Assignee; (b) agrees that it will, independently and without reliance upon the Administrative Agent, [the][each] Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes each of the Administrative Agent, the Co-Syndication Agents, the Co-Documentation Agents and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit

                                                                         Annex I
                                                                    to Exhibit K
                                                                          Page 2



Documents as are delegated to or otherwise conferred upon the Administrative Agent, the Co-Syndication Agents, the Co-Documentation Agents or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

                  2. Payment. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees, commissions and other amounts) to [the][each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

                  3. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

                  4. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW).

                                      * * *